AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 27, 2006

REGISTRATION NO. 333-65151

& 811-6298

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO.	[_]

POST-EFFECTIVE AMENDMENT NO. 13	[X]

and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 27	[X]

TFLIC SEPARATE ACCOUNT B

(Exact Name of Registrant)

Transamerica Financial Life Insurance Company

(Name of Depositor)

666 Fifth Avenue

New York, New York 10103

(Address of Depositor’s Principal Executive Office)

Depositor’s Telephone Number: 212-246-5234

Darin D. Smith

Transamerica Financial Life Insurance Company

4333 Edgewood Rd. N.E.

Cedar Rapids, Iowa 52499

(Name and Address of Agent for Service)

Copy to:

Michael Berenson, Esquire

Morgan, Lewis & Bockius LLP

1800 M Street, N.W.

Washington, DC 20036-5869

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

Immediately upon filing pursuant to paragraph (b) of Rule 485.

[X]	On May 1, 2006 pursuant to paragraph (b)(1)(v) of Rule 485.

[_]	60 days after filing pursuant to paragraph (a)(1) of Rule 485.

On              pursuant to paragraph (a)(1) of Rule 485.

[_]	75 days after filing pursuant to paragraph (a)(2) of Rule 485.

[_]	On pursuant to paragraph (a)(2) of Rule 485.

Vanguard Variable Annuity

Prospectus

May 1, 2006

Issued Through TFLIC Separate Account B

By Transamerica Financial Life Insurance Company

The Vanguard Variable Annuity (the “Contract”) provides a means of investing on a tax-deferred basis in Portfolios of Vanguard Variable Insurance Fund

Money Market Portfolio

Short-Term Investment-Grade Portfolio

Total Bond Market Index Portfolio

High Yield Bond Portfolio

Balanced Portfolio

Equity Income Portfolio

Diversified Value Portfolio

Total Stock Market Index Portfolio

Equity Index Portfolio

Mid-Cap Index Portfolio

Growth Portfolio

Capital Growth Portfolio

Small Company Growth Portfolio

International Portfolio

REIT Index Portfolio

The Contract is intended for retirement savings or other long-term investment purposes. You bear all investment risk (including the possible loss of principal), and investment results are not guaranteed. The Contract provides a Free Look Period of 30 days (60 days for replacements) during which the Contract may be cancelled.

Why Reading This Prospectus Is Important

This prospectus explains the Vanguard Variable Annuity. Reading the Contract prospectus will help you decide whether the Contract is the right investment for you. The Contract prospectus must be accompanied by a current prospectus for Vanguard Variable Insurance Fund, which discusses in greater depth the objective, risks, and strategies of each Portfolio of Vanguard Variable Insurance Fund. Please read them both carefully before you invest and keep them for future reference. A Statement of Additional Information for the Contract prospectus has been filed with the Securities and Exchange Commission, is incorporated by reference, and is available free by writing to Vanguard Annuity and Insurance Services, P.O. Box 1105, Valley Forge, PA 19482-1105 or by calling     1-800-522-5555 on business days between 8 a.m. and 8 p.m., Eastern time. The Table of Contents for the Statement of Additional Information is included at the end of the Contract prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Contract is available only in the state of New York.

This prospectus does not constitute an offering in any jurisdiction where it would be unlawful to make an offering like this. No one has been authorized to give any information or make any representations about this offering other than those contained in this prospectus. You should not rely on any other information or representations.

Contents

1	Cross Reference to Definitions

2	Summary

6	Fee Table

8	Example

8	The Annuity Contract

9	Annuity Payments

11	Purchase

14	Investment Options

19	Expenses

21	Taxes

23	Access to Your Money

25	Performance

25	Death Benefit

28	Other Information

31	Table of Contents of Statement of Additional Information

32	Appendix (Condensed Financial Information)

CROSS REFERENCE TO DEFINITIONS

We have generally defined the technical terms associated with the Contract where they are used in the prospectus. The following list shows where certain of the more technical and more frequently used terms are defined in the prospectus. In the text you can easily locate the defined word because it will appear in bold type or its definition will be covered in a space on the page set aside specifically for discussion of the term.

Accumulated Value	14

Accumulation Phase	9

Accumulation Unit	14

Accumulation Unit Value	14

Adjusted Partial Withdrawal	26

Annuitant	26

Annuity Payment Options	10

Beneficiary(ies)	27

Business Day	11

Contract	28

Contract Date	12

Contract Owner	29

Free Look Period	29

Income Date	9

Income Phase	9

Initial Premium Payment	11

Joint Annuitant	26

Net Premium Payment	12

Non-Qualified Contract	8

Qualified Contract	12

Portfolios	14

Premium Tax	12

Premium Payment	12

Tax Deferral	21

1

Summary

The sections in this Summary provide you with a concise discussion of the major topics covered in this prospectus. Each section of the Summary is discussed in greater detail in the main body of the prospectus at corresponding section headings. Please read the full prospectus carefully.

THE ANNUITY CONTRACT

The Vanguard Variable Annuity is a flexible-premium variable annuity offered by Transamerica Financial Life Insurance Company (the “Company”). The Contract provides a means of investing on a tax-deferred basis in various Subaccounts that invest in the portfolios of Vanguard Variable Insurance Fund (“the Portfolios”).

Who Should Invest

The Contract is intended for long-term investors who want tax-deferred accumulations of funds, generally for retirement but also for other long-term purposes.

The Contract provides benefits in two distinct phases: accumulation and income.

The Accumulation Phase

During the Accumulation Phase, you choose to allocate your investment in the Contract among the various Subaccounts that invest in the Vanguard Portfolios available under the Contract. You can contribute additional dollars to the Contract and you can take withdrawals from the Contract during the Accumulation Phase. The value of your investment depends on the investment performance of the Subaccounts you choose. Your earnings are generally not taxed during this phase unless you withdraw them.

The Income Phase

During the Income Phase, you can receive regular annuity payments on a fixed or variable basis and for various periods of time depending on your need for income and the choices available under the Contract. See Annuity Payments, page 9, for more information about Annuity Payment Options.

Vanguard Variable Insurance Fund

The Subaccounts available for investment under the Contract invest in Portfolios of Vanguard Variable Insurance Fund (the Fund), an open-end investment company. The Fund is a member of The Vanguard Group, Inc. (Vanguard), a family of 36 investment companies with more than 130 distinct investment portfolios holding assets in excess of $930 billion.

ANNUITY PAYMENTS

During the Income Phase, you receive regular annuity payments under a wide range of Annuity Payment Options. The Contract allows you to receive an income guaranteed for as long as you live or until the second of two people dies. You may also choose to receive a guaranteed number of payments over a number of years. Most Annuity Payment Options are available on either a variable basis (where the amount of the payment rises or falls depending on the investment performance of the Subaccounts you have chosen) or a fixed basis (where the payment amount is guaranteed).

PURCHASE

You can buy the Contract with a minimum investment of $5,000 under most circumstances. You can add $250 or more at any time during the Accumulation Phase. Totals of all Premium Payments that exceed $5,000,000 may require prior approval from the Company.

INVESTMENT OPTIONS

When you purchase the Contract, your Premium Payments are deposited into TFLIC Separate Account B (the Separate Account). The Separate Account contains a number of subaccounts that invest exclusively in shares of the Portfolios of the Vanguard Variable Insurance Fund (the Subaccounts). The investment performance of each Subaccount is linked directly to the investment performance of one of the Portfolios. Assets in the Separate Account belong to the Company, but are accounted for separately from the Company’s other assets and can be used only to satisfy its obligations to the Contract Owners.

You can allocate your Premium Payments to one or more Subaccounts that invest exclusively in shares of the following Portfolios described in the Fund prospectus:

Managed by Vanguard’s Fixed Income Group

Money Market Portfolio

Short-Term Investment-Grade Portfolio

Total Bond Market Index Portfolio

2

Managed by Vanguard’s Quantitative Equity Group

Equity Index Portfolio

Mid-Cap Index Portfolio

REIT Index Portfolio

Managed by Wellington Management Company, LLP

High Yield Bond Portfolio

Balanced Portfolio

Managed by Wellington Management Company, LLP and Vanguard’s Quantitative Equity Group

Equity Income Portfolio

Managed by Barrow, Hanley, Mewhinney & Strauss, Inc.

Diversified Value Portfolio

Managed by AllianceBernstein L.P. and William Blair & Company, L.L.C.

Growth Portfolio

Managed by PRIMECAP Management Company

Capital Growth Portfolio

Managed by Granahan Investment Management, Inc. and Grantham, Mayo, Van Otterloo & Co. LLC

Small Company Growth Portfolio

Managed by Schroder Investment Management North America Inc. and Baillie Gifford Overseas Ltd

International Portfolio

The Total Stock Market Index Portfolio receives advisory services indirectly by investing in another Vanguard fund and the Equity Index Portfolio.

Each Portfolio’s board of trustees may, without prior approval from Contract Owners, change the terms of an advisory agreement or hire a new investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in a Portfolio’s advisory arrangements will be communicated to Contract Owners in writing. In addition, as each Portfolio’s sponsor and overall manager, Vanguard may provide investment advisory services to a Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to each Portfolio’s board of trustees that an advisor be hired, terminated or replaced, or that the terms of an existing investment advisor agreement be revised.

We have developed this variable annuity product in cooperation with Vanguard and its affiliates, and have included Vanguard’s selection of diverse Portfolios.

You are responsible for choosing the Portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Portfolios that is available to you, including each Portfolio’s prospectus, statement of additional information and annual and semi/annual reports. Other sources such as www.vanguard.com or newspapers and financial and other magazines provide more current information. After you select the Portfolios for your initial premium allocation, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

We do not recommended or endorse any particular Portfolio and we do not provide investment advice.

You can make or lose money in any of the Subaccounts that invest in these Portfolios depending on their investment performance.

3

EXPENSES

There are no sales charges or sales loads associated with the Contract.

The Company will deduct a daily charge corresponding to an annual charge of 0.10% of the net asset value of the Separate Account as an Administrative Expense Charge and a daily charge corresponding to an annual charge of 0.20% for the mortality and expense risks assumed by the Company. Depending on the death benefit you select there may be an additional quarterly mortality and expense risk charge corresponding to an additional annual charge of 0.05%, or 0.12%. For Contracts valued at less than $25,000, there is also a $25 Annual Contract Maintenance Fee.

You will also pay Fund Operating Expenses, which currently range from 0.14% to 0.42% annually of the average daily value of the Portfolios.

TAXES

In general, you are not taxed on earnings on your investment in the Contract until you withdraw them or receive Annuity Payments. Earnings are taxed as ordinary income. During the Accumulation Phase, for tax purposes withdrawals are taken from earnings first, then from your investment in the Contract. If you receive money from the Contract before age 59 1/2, you may have to pay a 10% federal penalty tax on the earnings portion received. During the Income Phase, payments come partially from earnings, partially from your investment. You are taxed only on the earnings portion of each Annuity Payment.

ACCESS TO YOUR MONEY

You can take money out of your Contract at any time during the Accumulation Phase after the Free Look Period without incurring a withdrawal charge. Each withdrawal you make must be at least $250. You may have to pay income tax and a tax penalty on any money you take out.

PERFORMANCE

The investment performance of the Subaccounts you choose directly affects the value of your Contract. You bear all investment risk (including the possible loss of principal), and investment results are not guaranteed.

From time to time, the Company may advertise the investment performance of the Subaccounts. In doing so, it will use standardized methods prescribed by the Securities and Exchange Commission (“SEC)”, as well as certain non-standardized methods.

Past performance does not indicate or predict future performance.

DEATH BENEFIT

If the Annuitant dies during the Accumulation Phase, the Beneficiary will receive the Death Benefit. The Death Benefit is the then-current Accumulated Value of the Contract on the date the Company receives Due Proof of Death and all Company forms, fully completed. However, for an additional charge, there are two optional Death Benefit Riders available that you can select at the time of purchase (see Death Benefit, page 25). The Death Benefit will be calculated on the date the Company receives Due Proof of Death and all Company forms, fully completed. The Contract is a variable annuity and if applicable, the Death Benefit is subject to market risk until all Beneficiaries have made claim. The Beneficiary may elect to receive these amounts as a lump sum or as Annuity Payments.

Federal tax law requires that if a Contract Owner is a natural person and dies before the Income Date, then the entire value of the Contract must be distributed within five years of the date of death of the Contract Owner. Special rules may apply to a surviving spouse. If the Contract Owner is not a natural person, the death of the primary Annuitant triggers the same distribution requirement.

OTHER INFORMATION

Free Look Periods

There are two different Free Look Periods. If the Contract is not a replacement of an existing annuity contract or life insurance or endowment policy, the Contract provides for a Free Look Period of 30 days after the Contract Owner receives the Contract plus 5 days for mailing. If the Contract is a replacement of an existing annuity contract or life insurance or endowment policy, a Free Look Period exists for 60 days after the Contract Owner receives the Contract plus 5 days for mailing. If you cancel your Contract during the applicable Free Look Period, the Company will return the Accumulated Value including any fees and charges, as of the date the notice is received by the Company.

Reinstatements

If you ask the Company to reinstate a Contract exchanged under Internal Revenue Code Section 1035 or a Contract whose funds were transferred via a trustee-to-trustee under the Internal Revenue Code, the Company will require the Contract Owner to replace the same total amount of money in the applicable Subaccounts as was taken from them to effect the transfer.

Transamerica Financial Life Insurance Company

Transamerica Financial Life Insurance Company (formerly AUSA Life Insurance Company, Inc.) is a life insurance company incorporated under New York law. It is principally engaged in offering life insurance and annuity contracts. First Providian Life & Health Insurance Company (“First Providian”) merged into the Company in October 1998.

4

TFLIC Separate Account B

First Providian established the Separate Account B (the “Separate Account”) under New York law. As part of First Providian’s merger with the Company, the Separate Account was also merged into the Company and survived the merger intact. The Separate Account is a unit investment trust registered with the SEC. The Separate Account has various Subaccounts, each of which invests solely in a corresponding Portfolio of the Fund.

Other topics

Additional information on the topics summarized above and on other topics not summarized here can be found at Other Information, page 28.

INQUIRIES AND CONTRACT AND POLICYHOLDER INFORMATION

For more information about the Vanguard Variable Annuity, call 1-800-522-5555 or write:

Regular Mail:	Overnight or Certified Mail:

Vanguard Annuity and Insurance Services	Vanguard Annuity and Insurance Services
P.O. Box 1105	455 Devon Park Drive
Valley Forge, PA 19482-1105	Wayne, PA 19087

If you have questions about your Contract, please telephone Vanguard Annuity and Insurance Services at 1-800-462-2391. Please have ready the Contract number and the Contract Owner’s name, address, and Social Security number when you call. As Contract Owner, you will receive periodic statements confirming any transactions that take place as well as quarterly statements and an annual report.

5

Fee Table

The following Fee Table illustrates all expenses that you would incur as a Contract Owner. The purpose of this Fee Table is to assist you in understanding the various costs and expenses that you would pay directly or indirectly as a purchaser of the Contract. The first table describes the fees and expenses that you will pay at the time you purchase the Contract, surrender the Contract, or transfer cash value between investment options. State premium taxes may also be deducted. For a complete discussion of Contract cost and expenses, see Expenses, page 19.

Owner Transaction Expenses	Separate Account
Sales Load Imposed on Purchases	None
Surrender Fees	None
Exchange Fees	None
Annual Contract Maintenance Fee*	$25

*	Applies to Contracts valued at less than $25,000 at the time of initial purchase and each year thereafter if the Accumulated Value remains below $25,000.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including the investment portfolios’ fees and expenses.

ANNUAL SEPARATE ACCOUNT EXPENSES** (as a percentage of average account value)	Separate Account
Accumulated Value Death Benefit Option
Mortality and Expense Risk Charge:	0.20%
Administrative Expense Charge:	0.10

Total Annual Separate Account Expenses:	0.30%

Return of Premium Death Benefit Option
Mortality and Expense Risk Charge:	0.25%
Administrative Expense Charge:	0.10

Total Annual Separate Account Expenses:	0.35%

Annual Step-Up Death Benefit Option
Mortality and Expense Risk Charge:	0.32%
Administrative Expense Charge:	0.10

Total Annual Separate Account Expenses:	0.42%

**	See Expenses, page 16 for more information.

The next item shows the minimum and maximum total operating expenses charged by the investment Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each investment Portfolio’s fees and expenses is contained in the prospectus for the Fund.

TOTAL FUND OPERATING EXPENSES	Minimum	Maximum
Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.14%	0.42%

6

ANNUAL FUND OPERATING EXPENSES during the fiscal year ended December 31, 2005

	Money Market Portfolio	Short- Term Investment- Grade Portfolio	Total Bond Market Index Portfolio	High Yield Bond Portfolio	Balanced Portfolio	Equity Income Portfolio	Diversified Value Portfolio	Total Stock Market Index Portfolio*
Management & Administrative Expenses	0.11%	0.11%	0.12%	0.146%	0.15%	0.17%	0.24%	0.00%
Investment Advisory Fees	0.01	0.01	0.01	0.060	0.08	0.09	0.14	0.00
12b-1 Distribution Fees	None	None	None	None	None	None	None	None
Other Expenses
Distribution Costs	0.02	0.02	0.02	0.015	0.01	0.01	0.02	0.00
Miscellaneous Expenses	0.01	0.01	0.01	0.020	0.01	0.01	0.01	0.00

Total Other Expenses	0.03	0.03	0.03	0.035	0.02	0.02	0.03	0.00

Total Fund Operating Expenses	0.15%	0.15%	0.16%	0.24%	0.25%	0.28%	0.41%	0.00%

ANNUAL FUND OPERATING EXPENSES during the fiscal year ended December 31, 2005

	Equity Index Portfolio	Mid-Cap Index Portfolio	Growth Portfolio	Capital Growth Portfolio	Small Company Growth Portfolio	International Portfolio	REIT Index Portfolio
Management & Administrative Expenses	0.108%	0.19%	0.23%	0.23%	0.22%	0.25%	0.260%
Investment Advisory Fees	0.005	0.01	0.11	0.15	0.15	0.11	0.020
12b-1 Distribution Fees	None	None	None	None	None	None	None
Other Expenses
Distribution Costs	0.020	0.02	0.01	0.02	0.02	0.02	0.015
Miscellaneous Expenses	0.007	0.02	0.01	0.02	0.01	0.03	0.017

Total Other Expenses	0.027	0.04	0.02	0.04	0.03	0.05	0.032

Total Fund Operating Expenses	0.14%	0.24%	0.36%	0.42%	0.40%	0.41%	0.31%

*	Although the Portfolio is not expected to incur any net expenses directly, the Portfolio’s shareholders indirectly bear the expenses of the underlying Vanguard Funds in which the Portfolio invests. The Portfolio’s annualized indirect expense ratio based on its underlying funds was 0.16% for the fiscal year ended December 31, 2005.

7

Example

The following example illustrates the maximum expenses that you would incur on a $10,000 premium payment over various periods, assuming (1) a 5% annual rate of return and (2) full surrender at the end of each period. The Contract imposes no surrender fees of any kind. Your expenses are identical whether you continue the Contract or withdraw the entire value of your Contract at the end of the applicable period as a lump sum or under one of the Contract’s Annuity Payment Options. The expenses reflect different mortality and expense risk fees depending on which death benefit you select.

	1 Year	3 Years	5 Years	10 Years
Accumulated Value Death Benefit Option (0.30%)	$74	$230	$401	$895
Return of Premium Death Benefit Option (0.35%)	79	246	428	955
Annual Step-Up Death Benefit Option (0.42%)	86	268	466	1,038

You should not consider this example to be a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown, subject to the guarantees or limitations in the Contract.

For information concerning compensation paid for the sale of the Contracts, see “Distributor of the Contracts.”

CONDENSED FINANCIAL INFORMATION

Please note that the Appendix contains a history of accumulation unit values in a table labeled “Condensed Financial Information.”

Automated Quotes

The Vanguard Tele-Account Service provides access to Accumulation Unit Values (to six decimal places) and total returns for all Portfolios, and yield information for the Money Market, Total Bond Market Index, High Yield Bond, and Short-Term Investment-Grade Portfolios of the Fund. Contract Owners may use this service for 24-hour access to Portfolio information. To access the service you may call Tele-Account at 1-800-662-6273 (ON-BOARD) and follow the step-by-step instructions, or speak with a Vanguard Variable Annuity and Insurance Services associate at 1-800-522-5555 to request a brochure that explains how to use the service.

Vanguard’s website also has Accumulation Unit Values (to six decimal places) for all Subaccounts. This service can be accessed from www.vanguard.com.

Accessing Your Contract on the Web

You may access information and manage your annuity on www.vanguard.com. This convenient service, available 24-hours a day, allows you to check your annuity balances, your Portfolio holdings, and make exchanges between Portfolios at any time. (Note: exchange requests received prior to the close of regular trading on the New York Stock Exchange—generally 4 p.m., Eastern time—will be processed after the close on that same day. Requests received after the close of regular trading will be processed the next Business Day).

In order to access your annuity on the web, you must be a registered user of Vanguard.com. You can simply log on to Vanguard.com to register, or speak with a Vanguard Annuity and Insurance Services associate at 1-800-522-5555 for assistance.

The Annuity Contract

The Vanguard Variable Annuity is a flexible-premium variable annuity offered by Transamerica Financial Life Insurance Company (the “Company”). The Contract provides a means of investing on a tax-deferred basis in Subaccounts that invest in various portfolios (the “Portfolios”) offered by Vanguard Variable Insurance Fund. You may purchase a Contract using after-tax dollars (a Non-Qualified Contract), or you may purchase a Qualified Contract by “rolling over” funds from another individual retirement annuity or from a qualified plan.

Who Should Invest

The Contract is intended for long-term investors who want tax-deferred accumulation of funds, generally for retirement but also for other long-term investment purposes. The tax-deferred feature of the Contract is most attractive to investors in high federal and state marginal tax brackets who have exhausted other avenues of tax deferral, such as pre-tax contributions to employer-sponsored retirement or savings plans. The tax-deferred feature of the Contract is unnecessary when the Contract is purchased to fund a qualified plan.

8

About the Contract

The Vanguard Variable Annuity is a contract between you, the Contract Owner, and the Company, the issuer of the Contract.

The Contract provides benefits in two distinct phases: accumulation and income.

Accumulation Phase

The Accumulation Phase starts when you purchase your Contract and ends immediately before the Income Date, when the Income Phase starts. During the Accumulation Phase, you choose to allocate your investment in the Contract among the various available Subaccounts. The Contract is a variable annuity because the value of your investment in the Subaccounts can go up or down depending on the investment performance of the Subaccounts you choose. The Contract is a flexible-premium annuity because you can make additional investments of at least $250 until the Income Phase begins. During this phase, you are generally not taxed on earnings from amounts invested unless you withdraw them.

Other benefits available during the Accumulation Phase include the ability to:

•	Make transfers among your Subaccount choices (“exchanges”) at no charge and without current tax consequences. (See Exchanges Among the Subaccounts, page 16.)

•	Withdraw all or part of your money with no surrender penalty charged by the Company, although you may incur income taxes and a 10% penalty tax prior to age 59 1/2 (See Full and Partial Withdrawals, page 23.)

Income Phase

During the Income Phase, you receive regular annuity payments. The amount of these payments is based in part on the amount of money accumulated under your Contract (its Accumulated Value) and the Annuity Payment Option you select. The Annuity Payment Options are explained at Annuity Payments, page below.

At your election, payments can be either variable or fixed. If variable, the payments rise or fall depending on the investment performance of the Subaccounts you choose. If fixed, the payment amounts are guaranteed.

Annuity payments are available in a wide variety of options, including payments over a specified period or for life (for either a single life or joint lives), with or without a guaranteed number of payments.

The Separate Account

When you purchase a Contract, your money is deposited into the Company’s TFLIC Separate Account B (the “Separate Account”). The Separate Account contains a number of Subaccounts that invest exclusively in shares of the corresponding Portfolios. The investment performance of each Subaccount is linked directly to the investment performance of one of the Portfolios. Assets in the Separate Account belong to the Company but are accounted for separately from the Company’s other assets and can be used only to satisfy its obligations to Contract Owners.

Vanguard Variable Insurance Fund

The Subaccounts available for investment under the Contract invest in the Portfolios of Vanguard Variable Insurance Fund, an open-end investment company intended exclusively as an investment vehicle for variable annuity and variable life insurance contracts offered by insurance companies. The Fund is a member of Vanguard, a family of 36 investment companies with more than 130 distinct investment portfolios holding assets in excess of $930 billion. Through their jointly owned subsidiary, Vanguard, Vanguard Variable Insurance Fund and the other funds in the group obtain at cost virtually all of their corporate management, administrative, shareholder accounting, and distribution services.

Annuity Payments

During the Income Phase, you receive regular annuity payments under a wide range of Annuity Payment Options.

Starting the Income Phase

As Contract Owner, you exercise control over when the Income Phase begins. The Income Date is the date on which annuity payments begin and is always the first day of the month you specify. You may also change the Income Date at any time in writing, as long as the Annuitant or Joint Annuitant is living and the Company receives the request at least 30 days before the then-scheduled Income Date. Any Income Date you request must be at least 30 days from the day the Company receives written notice. The latest possible Income Date the Company will accept without prior approval is the first day of the month after the Annuitant’s 85th birthday for Contracts issued before October 1, 1998 or the Annuitant’s 90th birthday for Contracts issued on or after October 1, 1998.

The Income Date for Qualified Contracts may also be controlled by endorsements, the plan, or applicable law.

9

Annuity Payment Options

The income you take from the Contract during the Income Phase can take several different forms, depending on your particular needs. Except for the Period Certain Annuity Option listed below, the Annuity Payment Options listed below are available on either a variable basis or a fixed basis. Other Annuity Payment Options may be available.

If available on a variable basis, the Annuity Payment Options provide payments that, after the initial payment, will go up or down depending on the investment performance of the Subaccounts you choose.

If available on a fixed basis, the Annuity Payment Options provide payments in an amount that does not change. If you choose a fixed Annuity Payment Option, the Company will move your investment out of the Subaccounts and into the general account of the Company.

•	Life Annuity—Monthly Annuity Payments are paid for the life of an Annuitant, ending with the last payment before the Annuitant dies.

•	Joint and Last Survivor Annuity—Monthly Annuity Payments are paid for as long as at least one of two named Annuitants is living, ending with the last payment before the surviving Annuitant dies. This option is also available as a 50% or 75% Last Survivor Annuity.

•	Life Annuity With Period Certain—Monthly Annuity Payments are paid for as long as the Annuitant lives, with payments guaranteed to be made for a period of between 10 and 30 years, as elected. If the Annuitant dies before the period certain ends, the Company will make any remaining payments to the Beneficiary.

•	Period Certain Annuity—Available only on a fixed basis. Monthly Annuity Payments are paid for a specified period, which may be from 10 to 30 years. For Qualified Contracts, the specified period may not extent beyond the life expectancy of the annuitant or joint annuitant. If the Annuitant dies before the Period Certain ends, the Company will make any remaining payments to the Beneficiary.

Calculating Annuity Payments

Fixed Annuity Payments. Each fixed Annuity Payment is guaranteed to be at least the amount shown in the Contract’s Annuity Tables corresponding to the Annuity Payment Option selected.

Variable Annuity Payments. To calculate variable Annuity Payments, the Company determines the amount of the first variable Annuity Payment. The first variable Annuity Payment will equal the amount shown in the applicable Annuity Table in the Contract. This amount depends on the Accumulated Value of your Contract on the Income Date, the sex and age of the Annuitant (and Joint Annuitant where there is one), the Annuity Payment Option selected, and any applicable Premium Taxes. Subsequent variable Annuity Payments depend on the investment experience of the Subaccounts chosen. If the actual net investment experience of the Subaccounts chosen exactly equals the Assumed Interest Rate (AIR) of 4%, then the variable Annuity Payments will not change in amount. If the actual net investment experience of the Subaccounts chosen is greater than the AIR of 4%, then the variable Annuity Payments will increase. On the other hand, they will decrease if the actual experience is lower. The Statement of Additional Information contains a more detailed description of the method of calculating variable Annuity Payments.

Impact of Annuitant’s Age on Annuity Payments. For either fixed or variable Annuity Payments involving life income, the actual ages of the Annuitant and Joint Annuitant will affect the amount of each payment. Since payments based on the lives of older Annuitants and Joint Annuitants are expected to be fewer in number, the amount of each Annuity Payment will be greater.

Impact of Annuitant’s Sex on Annuity Payments. For either fixed or variable Annuity Payments involving life income, the sex of the Annuitant and Joint Annuitant will affect the amount of each payment. Since payments based on the lives of male Annuitants and Joint Annuitants are expected to be fewer in number, the amount of each Annuity Payment will be greater than for female Annuitants and Joint Annuitants.

Impact of Length of Payment Periods on Annuity Payments. The value of all payments, both fixed and variable, will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for single-life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

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A FEW THINGS TO KEEP IN MIND REGARDING

Annuity Payments

•	If an Annuity Payment Option is not selected, the Company will assume that you chose the Life Annuity With Period Certain option (with 10 years of payments guaranteed) on a variable basis.

•	The minimum payment is $100. If on the Income Date your Accumulated Value is below $5,000 for Contracts issued before October 1, 1998, or $2,000 for Contracts issued on or after October 1, 1998, the Company reserves the right to pay that amount to you in a lump sum.

•	From time to time, the Company may require proof that the Annuitant, Joint Annuitant, or Contract Owner is living.

•	If someone has assigned ownership of a Contract to you, or if a non-natural person (e.g., a corporation) owns a Contract, you may not start the Income Phase of the Contract without the Company’s consent.

•	At the time the Company calculates your fixed Annuity Payments, the Company may offer more favorable rates than those guaranteed in the Annuity Tables found in the Contract.

•	Once Annuity Payments begin, you may not select a different Annuity Payment Option. Nor may you cancel an Annuity Payment Option after Annuity Payments have begun.

•	If you have selected a variable Annuity Payment Option, you may change the Subaccounts funding the variable Annuity Payments by written request or by calling Vanguard Annuity and Insurance Services at 1-800-462-2391. However, because excessive exchanges can potentially disrupt the management of the Portfolios and increase transaction costs, exchange activity is limited to two substantive “round trips” through the Portfolios (except the Money Market Portfolio) during any 12-month period. A “round trip” is a redemption from a Portfolio followed by a purchase back into the same Portfolio within 30 days. Also, “round trip” covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to or from another Vanguard fund. “Substantive” means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.

•	You may select an Annuity Payment Option and allocate a portion of the value of your Contract to a fixed version of that Annuity Payment Option and a portion to a variable version of that Annuity Payment Option (assuming the Annuity Payment Option is available on both a fixed and variable basis). You may not select more than one Annuity Payment Option.

•	If you choose an Annuity Payment Option and the postal or other delivery service is unable to deliver checks to the Payee’s address of record, no interest will accrue on amounts represented by uncashed Annuity Payment checks. It is the Payee’s responsibility to keep the Company informed of the Payee’s most current address of record.

Purchase

Application and Issuance of Contracts

Contract Issuance. To invest in the Vanguard Variable Annuity, you should send a completed Application, a signed and completed Definition of Replacement form, and your Initial Premium Payment to Vanguard Annuity and Insurance Services. Depending on the Death Benefit option selected, there may be limitations on the age of the Annuitant (See Death Benefit, page 25).

If the Application and the Definition of Replacement form are received in good order, the Company will issue the Contract and will credit the Initial Premium Payment within two Business Days after receipt. A Business Day is any day that the New York Stock Exchange is open for trading.

If the Company cannot credit the Initial Premium Payment because the Application or the Definition of Replacement form is incomplete, the Company will contact the applicant in writing, explain the reason for the delay, and refund the Initial Premium Payment within five Business Days unless the applicant consents to the Company’s retaining the Initial Premium Payment and crediting it as soon as the necessary requirements are fulfilled.

In order to prevent lengthy processing delays caused by the clearing of foreign checks, the Company will accept only those foreign checks that are drawn in U.S. dollars and are issued by a foreign bank with a U.S. correspondent bank.

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You may purchase a Qualified Contract only in connection with a “rollover” of funds from another qualified plan or individual retirement annuity. Qualified Contracts contain certain other restrictive provisions limiting the timing of payments to and distributions from the Qualified Contract. No additional Premium Payments to your Qualified Contract will be accepted, unless the additional premium payment is funded by another qualified plan. (See QUALIFIED INDIVIDUAL RETIREMENT ANNUITIES, page 23.)

DEFINITION

Qualified Contract

When the term “Qualified Contract” is used in this prospectus we mean a Contract that qualifies as an individual retirement annuity under Section 408(b) of the Internal Revenue Code. There are other types of qualified annuity contracts defined under different Internal Revenue Code sections, but we are not referring to those in this prospectus.

Premium Payments

A Premium Payment is any amount you use to buy or add to the Contract. A Premium Payment may be reduced by any applicable Premium Tax or an initial Annual Contract Maintenance Fee. In that case, the resulting amount is called a Net Premium Payment.

A FEW THINGS TO KEEP IN MIND REGARDING

Premium Payments

•	The minimum Initial Premium Payment for a Contract is $5,000.

•	The Company will not accept third-party checks, Travelers checks, or money orders for Premium Payments.

•	You may make additional Premium Payments at any time during the Accumulation Phase and while the Annuitant or Joint Annuitant, if applicable, is living. Additional Premium Payments must be at least $250.

•	Additional Premium Payments received before the close of the New York Stock Exchange (usually 4 p.m., Eastern time) are credited to the Contract’s Accumulated Value as of the close of business that same day.

•	The minimum amount that you can allocate to any one Subaccount is $1,000.

•	Totals of all Premium Payments that exceed $5,000,000 may require prior approval from the Company.

•	The Company reserves the right to reject any Application or Premium Payment.

The date on which the Initial Premium Payment is credited and the Contract is issued is called the Contract Date.

DEFINITION

Premium Tax

A Premium Tax is a regulatory tax some states assess on the Premium Payments made into a Contract. If the Company should have to pay any Premium Tax, it will be deducted from each Purchase Payment or from the Accumulated Value as the Company incurs the tax. Currently, New York does not impose a Premium Tax.

Purchasing by Wire

Money should be wired to:	WACHOVIA
ABA 031201467
DEPOSIT ACCOUNT NUMBER 2014126522964
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY and
THE VANGUARD GROUP, INC.
[YOUR CONTRACT NUMBER]
[YOUR NAME]

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Please call 1-800-462-2391 before wiring.

Please be sure your bank includes your Contract number to assure proper credit to your Contract.

If you would like to wire your Initial Premium Payment, you should complete the Vanguard Variable Annuity Application and mail it along with your signed and completed Definition of Replacement form to Vanguard Annuity and Insurance Services, P.O. Box 1105, Valley Forge, PA 19482-1105, prior to completing wire arrangements.

The Company will accept Federal Funds wire purchase orders only when the New York Stock Exchange and banks are open for business.

Annuity ExpressTM

The Annuity Express service allows you to make additional Premium Payments by transferring funds automatically from your checking or statement savings account (not passbook savings account) to one or more Subaccounts on a monthly, quarterly, semi-annual, or annual basis. You may add to existing Subaccounts provided you have a minimum balance of $1,000. The minimum automatic purchase is $50; the maximum is $100,000.

Section 1035 Exchanges

Under Section 1035 of the Internal Revenue Code, you may exchange the assets of an existing non-qualified annuity contract or life insurance or endowment policy to the Vanguard Variable Annuity without any current tax consequences. To make a “1035 Exchange,” complete a 1035 Exchange form and mail it along with your signed and completed Application, Definition of Replacement form, Important Notice Regarding Replacement or Change of Life Insurance Policies or Annuity Contracts, and your current contract, to Vanguard Annuity and Insurance Services.

To accommodate owners of Vanguard Variable Annuities, under certain conditions the Company will allow for the consolidation of two or more Vanguard Variable Annuities into one new Contract. In order to provide Contract Owners with consolidated account reporting, the Company will accept these exchanges on a case-by-case basis. If applicable, you will be responsible for only one Annual Contract Maintenance Fee. Under no circumstances will the Company allow the exchange of an existing Vanguard Variable Annuity for an identical new Vanguard Variable Annuity.

Because special rules and procedures apply to 1035 Exchanges, particularly if the Contract being exchanged was issued prior to August 14, 1982, you should consult a tax adviser before making a 1035 Exchange.

Please note that any outstanding loans you may have on a contract you wish to exchange may create a current tax consequence. For this reason we encourage you to settle any outstanding loans with your current insurance company before initiating a 1035 Exchange into a Vanguard Variable Annuity.

Allocation of Premium Payments

You specify on the Application what portion of your Premium Payments you want to be allocated among which Subaccounts. You may allocate your Premium Payments to one or more Subaccounts. All allocations you make must be in whole-number percentages and a minimum of $1,000. Your initial Net Premium Payment will be immediately allocated among the Subaccounts in the percentages you specified on your Application without waiting for the Free Look Period to pass.

Should your investment goals change, you may change the allocation percentages for additional Net Premium Payments by sending written notice to Vanguard Annuity and Insurance Services. The change will take effect on the date the Company receives your written notice. You may establish the telephone exchange privilege by sending a letter authorizing the Company to take allocation instructions by telephone. See Telephone and Online Exchanges, page 19.

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WHAT’S MY CONTRACT WORTH TODAY?

Accumulated Value

The Accumulated Value of your Contract is the value of all amounts accumulated under the Contract during the Accumulation Phase (similar to the current market value of a mutual fund account). When the Contract is opened, the Accumulated Value is equal to your initial Net Premium Payment. On any Business Day thereafter, the Accumulated Value equals the Accumulated Value from the previous Business Day;

plus:

•	Any additional Net Premium Payments credited

•	Any increase in the Accumulated Value due to investment results of the Subaccount(s) you selected minus:

•	Any decrease in the Accumulated Value due to investment results of the Subaccount(s) you selected

•	The daily Mortality and Expense Risk Charge

•	The daily Administrative Expense Charge

•	The Annual Contract Maintenance Fee, if applicable

•	Any optional death benefit charge, if applicable

•	Any withdrawals

•	Any Premium Taxes that occur during the Valuation Period.

The Valuation Period is any period between two successive Business Days beginning at the close of business of the first Business Day and ending at the close of business of the next Business Day. You should expect the Accumulated Value of your Contract to change from Valuation Period to Valuation Period, reflecting the investment experience of the Subaccounts you have selected as well as the daily deduction of charges.

An Accumulation Unit is a measure of your ownership interest in the Contract during the Accumulation Phase. When you allocate your Net Premium Payments to a selected Subaccount, the Company will credit a certain number of Accumulation Units to your Contract. The Company determines the number of Accumulation Units it credits by dividing the dollar amount you have allocated to a Subaccount by the Accumulation Unit Value for that Subaccount as of the end of the Valuation Period in which the payment is received. Each Subaccount has its own Accumulation Unit Value (similar to the share price (net asset value) of a mutual fund). The Accumulation Unit Value varies each Valuation Period with the net rate of return of the Subaccount. The net rate of return reflects the performance of the Subaccount for the Valuation Period and is net of asset charges to the Subaccount. Per Subaccount, the Accumulated Value equals the number of Accumulation Units multiplied by the Accumulation Unit Value for that Subaccount.

All dividends and capital gains earned will be reinvested and reflected in the Accumulation Unit Value, keeping the earnings tax-deferred.

Investment Options

Vanguard Variable Insurance Fund

The Vanguard Variable Annuity offers you a means of investing in various Subaccounts that invest in the Portfolios of Vanguard Variable Insurance Fund. A brief description of each Portfolio is given below. For more detailed information regarding the Portfolios, you should read the prospectus for Vanguard Variable Insurance Fund that accompanies the Contract prospectus.

The general public may invest in the Portfolios of Vanguard Variable Insurance Fund only through certain insurance contracts. The investment objectives and policies of the Portfolios may be similar to those of publicly available Vanguard funds. You should not expect that the investment results of any publicly available Vanguard funds will be comparable to those of the Portfolios.

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•	The Money Market Portfolio seeks to provide current income while maintaining liquidity and a stable share price of $1. The Portfolio invests primarily in high-quality, short-term money market instruments, including certificates of deposit, banker’s acceptances, commercial paper, and other money market securities. The Portfolio invests more than 25% of its assets in securities issued by companies in the financial services industry. The Portfolio maintains a dollar-weighted average maturity of 90 days or less.

•	The Short-Term Investment-Grade Portfolio seeks to provide current income while maintaining limited price volatility. The Portfolio invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term investment-grade securities. High quality fixed income securities are those rated the equivalent of A3 or better by Moody’s Investors Services, Inc., or by another independent rating agency; medium-quality fixed income securities are those rated the equivalent of Baa1, Baa2 or Baa3 by Moody’s or another independent rating agency. (Investment-grade fixed income securities are those rated the equivalent of Baa3 and above by Moody’s.) The Portfolio is expected to maintain a dollar-weighted average maturity of 1 to 3 years.

•	The Total Bond Market Index Portfolio seeks to track the performance of a broad, market-weighted bond index. The Portfolio employs a “passive management”—or indexing—investment approach designed to track the performance of the Lehman Brothers Aggregate Bond Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. The Portfolio invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximate the full Index in terms of key risk factors and other characteristics. All of the Portfolio’s investments will be selected through the sampling process, and at least 80% of the Portfolio’s assets will be invested in bonds held in the Index. The Portfolio maintains a dollar-weighted average maturity consistent with that of the Index, which currently ranges between 5 and 10 years.

•	The High Yield Bond Portfolio seeks to provide a high level of current income. The Portfolio invests mainly in a diversified group of high-yielding, higher-risk corporate bonds—commonly known as “junk bonds”—with medium- and lower-range credit-quality ratings. The Portfolio invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody’s Investors Service, Inc.; have an equivalent rating by any other independent bond-rating agency; or if unrated, are determined to be of comparable quality by the Portfolio’s advisor. The Portfolio’s 80% policy may be changed only upon 60 days’ notice to investors. The Portfolio may not invest more than 20% of its assets in any of the following, taken as a whole: bonds with credit ratings lower than B or the equivalent, convertible securities, and preferred stocks.

•	The Balanced Portfolio seeks to provide long-term capital appreciation and reasonable current income. The Portfolio invests 60% to 70% of its assets in dividend-paying and, to a lesser extent, non-dividend-paying common stocks of established, medium-size and large companies. In choosing these companies, the advisor seeks those that appear to be undervalued but have prospects for improvement. These stocks are commonly referred to as value stocks. The remaining 30% to 40% of Portfolio assets are invested mainly in fixed income securities that the advisor believes will generate a reasonable level of current income. These securities include investment-grade corporate bonds, some U.S. Treasury and government agency bonds, and mortgage-backed securities.

•	The Equity Income Portfolio seeks to provide an above-average level of current income and reasonable long-term capital appreciation. The Portfolio invests mainly in common stocks of medium-size and large companies whose stocks pay above-average levels of dividend income and are considered to have the potential for capital appreciation. In addition, the advisors generally look for companies that they believe are committed to paying dividends consistently. Under normal circumstances, the Portfolio will invest at least 80% of its assets in stocks, also known as equity securities. The Portfolio’s 80% policy may be changed only upon 60 days’ notice to investors.

•	The Diversified Value Portfolio seeks to provide long-term capital appreciation and income. The Portfolio invests mainly in large- and mid-capitalization companies whose stocks are considered by the advisor to be undervalued. Undervalued stocks are generally those that are out of favor with investors and that the advisor feels are trading at below average prices in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

•	The Total Stock Market Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of the overall stock market. The Portfolio employs a “passive management”—or indexing—investment approach designed to track the performance of the Standard & Poor’s (S&P) Total Market Index by investing all, or substantially all, of its assets in two Vanguard funds—Vanguard Variable Insurance Fund–Equity Index Portfolio and Vanguard Extended Market Index Fund. The S&P Total Market Index consists of substantially all of the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market.

•	The Equity Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The Portfolio employs a “passive management”—or indexing—investment approach designed to track the performance of the Standard & Poor’s 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

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•	The Mid-Cap Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The Portfolio employs a “passive management”—or indexing—investment approach designed to track the performance of the Morgan Stanley Capital International® (MSCI®) US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

•	The Growth Portfolio seeks to provide long-term capital appreciation. The Growth Portfolio invests in stocks of large-capitalization U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings.

•	The Capital Growth Portfolio seeks to provide long-term capital appreciation. The Portfolio invests in stocks considered to have above-average earnings growth potential that is not reflected in their current market prices. The Portfolio consists predominantly of mid- and large-capitalization stocks.

•	The Small Company Growth Portfolio seeks to provide long-term capital appreciation. The Portfolio invests at least 80% of its assets primarily in common stocks of smaller companies. These companies tend to be unseasoned but are considered by the Portfolio’s advisors to have superior growth potential. Also, these companies often provide little or no dividend income. The Portfolio’s 80% policy may be changed only upon 60 days’ notice to shareholders.

•	The International Portfolio seeks to provide long-term capital appreciation. The Portfolio invests predominantly in the stocks of companies located outside the United States. In selecting stocks, the Portfolio’s advisors evaluate foreign markets around the world and choose companies with above-average growth potential.

•	The REIT Index Portfolio seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs. The Portfolio normally invests at least 98% of its assets in stocks issued by equity real estate investment trusts (known as REITs) in an attempt to parallel the investment performance of the Morgan Stanley Capital International® (MSCI®) U.S. REIT Index. The Portfolio invests in stocks that make up the Index; the remaining assets are allocated to cash investments.

There is no assurance that a Portfolio will achieve its stated objective.

Additional information regarding the investment objectives and policies of the Portfolios and the investment advisory services can be found in the current Fund prospectus accompanying this prospectus.

Exchanges Among the Subaccounts

Should your investment goals change, you may exchange assets among the Subaccounts at no cost, subject to the following conditions:

•	You may request exchanges in writing. The Company will process requests it receives prior to the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) at the close of business that same day. Requests received after the close of the New York Stock Exchange are processed the next Business Day.

•	The minimum amount you may exchange from a Subaccount is $250 (unless the Accumulated Value in a Subaccount is less than $250).

•	The $1,000 minimum balance requirement per Subaccount must be satisfied at all times.

•	The Company does not charge a fee for exchanges among the Subaccounts.

LIMITATIONS ON

Exchanges

Because excessive exchanges can disrupt management of the Fund and increase the Fund’s costs for all Contract Owners, the Fund limits exchanges as follows:

•	You may make no more than two substantive “round trips” through a Portfolio (not including the Money Market Portfolio) during any 12-month period.

•	The Fund and the Company may refuse an exchange at any time, for any reason.

A “round trip” is a redemption from a Portfolio followed by a purchase back into the Portfolio within 30 days. Also, “round trip” covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to or from another Vanguard fund. “Substantive” means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.

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Disruptive Trading and Market Timing

Statement of Policy. This variable insurance product was not designed for the use of market timers or other investors who make programmed, large, frequent, or short-term exchanges. Such exchanges may be disruptive to the underlying fund portfolios and increase transaction costs.

Market timing and other programmed, large, frequent, or short-term exchanges among the subaccounts can cause risks with adverse effects for other contract owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

(1)	dilution of the interests of long-term investors in a subaccount if purchases or exchanges into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2)	an adverse effect on portfolio management, such as:

(a)	impeding a portfolio manager’s ability to sustain an investment objective;

(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

(c)	causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or exchanges out of the underlying fund portfolio; and

(3)	increased brokerage and administrative expenses.

These costs are borne by all contract owners invested in those subaccounts, not just those making the exchanges.

We have developed polices and procedures with respect to market timing and other exchanges and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading. Do not invest with us if you intend to conduct market timing or other potentially disruptive trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from programmed, large, frequent, or short-term exchanges among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine you are engaged in market timing or other disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make exchanges is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other contract owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include a temporary suspension of exchange privileges. We may also restrict the exchange privileges of others acting on your behalf.

We reserve the right to reject any premium payment or exchange request from any person without prior notice, if, in our judgment, (1) the payment or exchange, or series of exchanges, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order, or (3) because of a history of large or frequent exchanges. We may impose other restrictions on exchanges, or even prohibit exchanges for any owner who, in our view, has abused, or appears likely to abuse, the exchange privilege. We may, at any time and without prior notice, discontinue exchange privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of exchanges we permit. We also reserve the right to reverse a potentially harmful exchange if an underlying fund portfolio refuses or reverses our order; in such instances some contract owners may be treated differently than others. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning exchanges. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the exchange privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do:

•	expressly limit the number of round trips in a given period as described in the Investment Options section under Limitations on Exchanges.

Under our current policies and procedures, we do not:

•	impose redemption fees on exchanges;

•	expressly limit the number of nonround trip exchanges or the size of exchanges in a given period; or

•	provide a certain number of allowable exchanges in a given period.

Redemption fees, exchange limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

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Please note that the limits and restrictions described herein are subject to our ability to monitor exchange activity. Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter frequent or harmful exchanges by such contract owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or other disruptive trading may be limited by provisions of the variable insurance product.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other harmful trading that may adversely affect other contract owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in frequent exchange activity among the investment options under the variable insurance product. In addition, we may not honor exchange requests if any variable investment option that would be affected by the exchange is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and other programmed, large, frequent, or short-term exchanges. Contract owners should be aware that we may not have the contractual ability or the operational capacity to monitor contract owners’ exchange requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the exchanges. Accordingly, contract owners and other persons who have material rights under our variable insurance products should assume that the sole protection they may have against potential harm from frequent exchanges is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing or other disruptive trading.

Contract owners should be aware that we expect to be contractually obligated to prohibit transfers by contract owners identified by an underlying fund and to provide contract owner transaction data to the underlying funds.

Omnibus Orders. Contract owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by exchange activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent exchange activity. If their policies and procedures fail to successfully discourage harmful exchange activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more exchange requests from owners engaged in market timing and other programmed, large, frequent, or short-term exchanges, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Automatic Asset Rebalancing

During the Accumulation Phase, you can automatically rebalance the amounts invested in the Subaccounts in order to maintain a desired allocation. This rebalancing occurs automatically on a date you select and can take place on a monthly, quarterly, semi-annual, or annual basis (provided the $1,000 minimum balance requirement has been met in the Subaccount to which you are moving money). The minimum amount you may exchange is $250. Rebalancing can be started, stopped, or changed at any time. Automatic Asset Rebalancing cannot be used in conjunction with the Automatic Exchange Service. Any additional exchange requests will cause Automatic Asset Rebalancing to cease. To take advantage of the Automatic Asset Rebalancing service, complete a Vanguard Variable Annuity Automatic Asset Rebalance service form or send a letter of instruction to Vanguard Annuity and Insurance Services.

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Automatic Exchange Service

During the Accumulation Phase, you can move money automatically among the Subaccounts. You can exchange fixed dollar amounts or percentages of your Subaccount balance into the other Subaccounts offered under the Contract on either a monthly, quarterly, semi-annual, or annual basis (provided the $1,000 minimum balance requirement has been met in the Subaccounts to which you are moving money).

The minimum amount you may exchange is $250.

A CLOSER LOOK AT

Automatic Exchange Service

Using the Automatic Exchange Service, you can exchange at regular intervals in a plan of investing often referred to as “dollar-cost averaging,” moving money, for example, from the Money Market Portfolio into a stock or bond Portfolio. The main objective of dollar-cost averaging is to shield your investment from short-term price fluctuations. Since the same dollar amount is transferred to other Subaccounts each month, more Accumulation Units are credited to a Subaccount if the value per Accumulation Unit is low, while fewer Accumulation Units are credited if the value per Accumulation Unit is high. Therefore, it is possible to achieve a lower average cost per Accumulation Unit over the long term if the Accumulation Unit Value declines over that period. This plan of investing allows investors to take advantage of market fluctuations but does not assure a profit or protect against a loss in declining markets.

To take advantage of the Automatic Exchange Service, complete a Vanguard Variable Annuity Automatic Exchange Service Form or contact Vanguard Annuity and Insurance Services.

You may change the amount to be exchanged or cancel this service in writing at any time. This service cannot be used to establish a new Subaccount, and will not go into effect until the Free Look Period has expired.

Telephone and Online Exchanges

You may establish the telephone and online exchange privilege on your Contract by sending a letter authorizing the Company to take exchange instructions over the telephone. The Company, the Fund, and Vanguard shall not be responsible for the authenticity of exchange instructions received by telephone. We will take reasonable steps to confirm that instructions communicated by telephone are genuine. Before we act on any telephoned instruction, we will ask the caller for the Contract number and owners Social Security number and address. This information will be verified against the Contract Owner’s records and all transactions performed will be verified with the Contract Owner through a written confirmation statement. We will record all calls. The Company, the Fund, and Vanguard shall not be liable for any loss, cost, or expense for action on telephone instructions believed to be genuine in accordance with these procedures. We will make every effort to maintain the exchange privilege. However, the Company and the Fund reserve the right to revise or terminate its provisions, limit the amount of any exchange, or reject any exchange, as deemed necessary, at any time.

Expenses

A CLOSER LOOK AT

The Costs of Investing in a Variable Annuity

Costs are an important consideration in choosing a variable annuity. That’s because you, as a contract owner, pay the costs of operating the underlying mutual funds, plus any transaction costs incurred when the fund buys and sells securities as well as the costs associated with the annuity contract itself. These combined costs can have a significant effect on the investment performance of the annuity contract. Even seemingly small differences in mutual fund and annuity contract expenses can, over time, have a dramatic effect on performance.

The projected expenses for the Vanguard Variable Annuity are substantially below the costs of other variable annuity contracts. For example, on a $25,000 Contract the average expense ratio of other variable annuity contracts was 2.38% as of December 31, 2005, compared to 0.57% for the Vanguard Variable Annuity. (Source for competitors’ data: Morningstar Principia Pro for VA/L Subaccounts, December 2005.)

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SUMMARY OF COSTS OF INVESTING

in the Vanguard Variable Annuity

•	No sales load or sales charge

•	No charge to make full or partial withdrawals

•	No fee to exchange money among the Subaccounts

•	$25 Annual Contract Maintenance Fee on Contracts valued at less than $25,000

•	Annual Mortality and Expense Risk Charge: 0.20%, 0.25%, or 0.32% depending on death benefit election

•	Annual Administrative Expense Charge: 0.10%

•	Fees and expenses paid by the Portfolios which ranged from 0.14% to 0.42% in the fiscal year ended December 31, 2005

Mortality and Expense Risk Charge

The Company charges a fee as compensation for bearing certain mortality and expense risks under the Contract. An annual charge of 0.20%, 0.25%, or 0.32% (depending on the death benefit you select) is assessed.

The mortality and expense risk charge described above cannot be increased. If the charge is more than sufficient to cover actual costs or assumed risks, any excess will be added to the Company’s surplus. If the charges collected under the Contract are not enough to cover actual costs or assumed risks, then the Company will bear the loss.

A CLOSER LOOK AT

The Mortality and Expense Risk Charge

The Company assumes mortality risk in two ways. First, where Contract Owners elect an Annuity Payment Option under which the Company guarantees a number of payments over a life or joint lives, the Company assumes the risk of making monthly annuity payments regardless of how long all Annuitants may live. Second, the Company assumes mortality risk in providing a Death Benefit in the event the Annuitant dies during the Accumulation Phase.

The expense risk the Company assumes is that the charges for administrative expenses, which are guaranteed not to increase beyond the rates shown for the life of the Contract, may not be great enough to cover the actual costs of issuing and administering the Contract.

Administrative Expense Charge

The Company assesses each Contract an annual Administrative Expense Charge to cover the cost of issuing and administering each Contract and of maintaining the Separate Account. The Administrative Expense Charge is assessed daily at a rate equal to 0.10% annually of the net asset value of the Separate Account.

Annual Contract Maintenance Fee

In certain situations, the Company charges an Annual Contract Maintenance Fee of $25. The fee is to reimburse the Company for the costs it expects over the life of the Contract for maintaining each Contract and the Separate Account.

The Company charges the fee if:

•	Your Initial Premium Payment is less than $25,000; and

•	in each subsequent year the Accumulated Value remains below $25,000.

The fee will be assessed on the last Friday of the calendar year, based on the Accumulated Value of the Contract on that day. If that day is not a business day, it will be assessed on the preceding business day. If that Friday is the last business day of the calendar year, the fee will be assessed on the preceding Friday.

Fund Operating Expenses

The value of the assets in the Separate Account will reflect the fees and expenses paid by Vanguard Variable Insurance Fund. A complete description of these expenses is found in the “Fee Table” section of this prospectus, the Fees and Expenses section of the Funds prospectus, and in the “Management of the Fund” section of the Fund’s Statement of Additional Information.

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Taxes

INTRODUCTION

The following discussion of annuity taxation is general in nature and is based on the Company’s understanding of the treatment of annuity contracts under current federal income tax law, particularly Section 72 of the Internal Revenue Code and various Treasury Regulations and Internal Revenue Service interpretations dealing with Section 72. The discussion does not touch upon state or local taxes. It is not tax advice. You may want to consult with a qualified tax adviser about your particular situation to ensure that your purchase of a Contract results in the tax treatment you desire. Additional discussion of tax matters is included in the Statement of Additional Information.

TAXATION OF ANNUITIES IN GENERAL

Tax Deferral

Special rules in the Internal Revenue Code for annuity taxation exist today. In general, those rules provide that you are not currently taxed on increases in value under a Contract until you take some form of withdrawal or distribution from it. However, it is important to note that, under certain circumstances, you might not get the advantage of tax deferral, meaning that the increase in value would be subject to current federal income tax. (See ANNUITY CONTRACTS OWNED BY NON-NATURAL PERSONS, page 22, and DIVERSIFICATION STANDARDS, page 23.)

A CLOSER LOOK AT

Tax Deferral

Tax deferral means no current tax on earnings in your Contract. The amount you would have paid in income taxes can be left in the Contract and earn money for you.

One tradeoff of tax deferral is that there are certain restrictions on your ability to access your money, including penalty taxes for early withdrawals. This is one reason why a variable annuity is intended as a long-term investment.

Another tradeoff is that, when funds are withdrawn, they are taxed at ordinary income rates instead of capital gains rates, which apply to certain other sorts of investments.

Taxation of Full and Partial Withdrawals

If you make a full or partial withdrawal (including a Systematic Withdrawal) from a Non-Qualified Contract during the Accumulation Phase, you as the Contract Owner will be taxed at ordinary income rates on earnings you withdraw at that time. For purposes of this rule, withdrawals are taken first from earnings on the Contract and then from the money you invested in the Contract. This “investment in the contract” can generally be described as the cost of the Contract, and it generally includes all Premium Payments minus any amounts you have already received under the Contract that represented the return of invested money. Also for purposes of this rule, a pledge or assignment of a Contract is treated as a partial withdrawal from a Contract. (If you are contemplating using your Contract as collateral for a loan, you may be asked to pledge or assign it.)

Taxation of Annuity Payments

When you take Annuity Payments in the Income Phase of a Non-Qualified Contract, for tax purposes each payment is deemed to return to you a portion of your investment in the Contract. Since with a Non-Qualified Contract you have already paid taxes on those amounts (the Contract was funded with after-tax dollars), you will not be taxed again on your investment—only on your earnings.

For fixed Annuity Payments from a Non-Qualified Contract, in general, the Company calculates the taxable portion of each payment using a formula known as the “exclusion ratio.” This formula establishes the ratio that the investment in the Contract bears to the total expected amount of Annuity Payments for the term of the Contract. The Company then applies that ratio to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxable at ordinary income tax rates.

For variable Annuity Payments from a Non-Qualified Contract, in general, the Company calculates the taxable portion of each payment using a formula that establishes a specific dollar amount of each payment that is not taxed. To find the dollar amount, the Company divides the investment in the Contract by the total number of expected periodic payments. The remaining portion of each payment is taxable at ordinary income tax rates.

Once your investment in the Contract has been returned, the balance of the Annuity Payments represent earnings only and therefore are fully taxable.

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Taxation of Withdrawals and Distributions From Qualified Contracts

Generally, the entire amount distributed from a Qualified Contract is taxable to the Contract Owner. In the case of Qualified Contracts with after-tax contributions, you may exclude the portion of each withdrawal or Annuity Payment constituting a return of after-tax contributions. Once all of your after-tax contributions have been returned to you on a non-taxable basis, subsequent withdrawals or annuity payments are fully taxable as ordinary income. Since the Company has no knowledge of the amount of after-tax contributions you have made, you will need to make this computation in the preparation of your federal income tax return.

Tax Withholding

Federal tax law requires that the Company withhold federal income taxes on all distributions unless the Contract Owner or payee, if applicable, elects not to have any amounts withheld and properly notifies the Company of that election. In certain situations, the Company will withhold taxes on distributions to non-resident aliens at a flat 30% rate unless a lower treaty or exemption from withholding applies under an applicable tax treaty and the Company has received the appropriate Form W-8 certifying the U.S. taxpayer identification number.

Penalty Taxes on Certain Early Withdrawals

The Internal Revenue Code provides for a penalty tax in connection with certain withdrawals or distributions that are includible in income. The penalty amount is 10% of the amount includible in income that is received under an annuity. However, there are exceptions to the penalty tax. For instance, it does not apply to withdrawals: (1) made after the taxpayer reaches age 59 1/2; (2) made on or after the death of the Contract Owner or, where the Contract Owner is not an individual, on or after the death of the primary Annuitant (who is defined as the individual the events in whose life are of primary importance in affecting the timing and payment under the Contracts); (3) attributable to the disability of the taxpayer which occurred after the purchase of the Contract (as defined in the Internal Revenue Code); (4) that are part of a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the taxpayer, or joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (5) from a Qualified Contract (note, however, that other penalties may apply); (6) under an immediate annuity contract (as defined in the Internal Revenue Code); (7) that can be traced to an investment in the Contract prior to August 14, 1982; or (8) under a Contract that an employer purchases on termination of certain types of qualified plans and that the employer holds until the employee’s severance from employment.

If the penalty tax does not apply to a withdrawal as a result of the application of item (4) above, and the series of payments is subsequently modified (for some reason other than death or disability), the tax for the year in which the modification occurs will be increased by an amount (as determined under Treasury Regulations) equal to the penalty tax that would have been imposed but for item (4) above, plus interest for the deferral period. The foregoing rule applies if the modification takes place (a) before the close of the period that is five years from the date of the first payment and after the taxpayer attains age 59 1/2 or (b) before the taxpayer reaches age 59 1/2. Because the Company cannot predict whether the series of payments will be substantially equal, the Company will report such withdrawals to the Internal Revenue Service as early withdrawals with no known exception.

For Qualified Contracts, other tax penalties may apply to certain distributions as well as to certain contributions and other transactions.

The penalty tax may not apply to distributions from Qualified Contracts issued under Section 408(b) of the Internal Revenue Code that you use to pay qualified higher education expenses, the acquisition costs (up to $10,000) involved in the purchase of a principal residence by a first-time homebuyer, or a distribution made on account of an Internal Revenue Service levy. Because the Company cannot verify that such an early withdrawal is for qualified higher education expenses or a first home purchase, the Company will report such withdrawals to the Internal Revenue Service as early withdrawals with no known exception.

ANNUITY CONTRACTS OWNED BY NON-NATURAL PERSONS

Where a non-natural person (for example, a corporation) holds a Contract, that Contract is generally not treated as an annuity contract for federal income tax purposes, and the income on that Contract (generally the increase in the net Accumulated Value less the payments) is considered taxable income each year. This rule does not apply where the non-natural person is only a nominal owner such as a trust or other entity acting as an agent for a natural person. The rule also does not apply where the estate of a decedent acquires a Contract, where an employer purchases a Contract on behalf of an employee upon termination of a qualified plan, or to an immediate annuity (as defined in the Internal Revenue Code).

MULTIPLE-CONTRACTS RULE

All non-qualified annuity contracts issued by the same company (or affiliate) to the same Contract Owner during any calendar year are to be aggregated and treated as one contract for purposes of determining the amount includible in the taxpayer’s gross income. Thus, any amount received under any Contract prior to the Contract’s Income Date, such as a partial withdrawal, will be taxable (and possibly subject to the 10% federal penalty tax) to the extent of the combined income in all such contracts. The Treasury Department has specific authority to issue regulations that prevent the avoidance of the multiple-contracts rules through the serial purchase of annuity contracts or otherwise. In addition, there may be other

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situations in which the Treasury Department may conclude that it would be appropriate to aggregate two or more Contracts purchased by the same Contract Owner. Accordingly, a Contract Owner should consult a tax adviser before purchasing more than one Contract or other annuity contracts. (The aggregation rules do not apply to immediate annuities (as defined in the Internal Revenue Code).)

OWNERSHIP TRANSFERS OF ANNUITY CONTRACTS

Any transfer of a Non-Qualified Contract during the Accumulation Phase for less than full and adequate consideration will generally trigger income tax (and possibly the 10% federal penalty tax) on the gain in the Contract to the Contract Owner at the time of such transfer. The transferee’s investment in the Contract will be increased by any amount included in the Contract Owner’s income. This provision, however, does not apply to transfers between spouses or former spouses incident to a divorce that are governed by Internal Revenue Code Section 1041(a).

ASSIGNMENTS OF ANNUITY CONTRACTS

A transfer of ownership in a Contract, a collateral assignment, or the designation of an Annuitant or other beneficiary who is not also the Contract Owner may result in tax consequences to the Contract Owner, Annuitant, or beneficiary that this prospectus does not discuss. A Contract Owner considering such a transfer or assignment of a Contract should contact a tax adviser about the potential tax effects of such a transaction.

DIVERSIFICATION STANDARDS

To comply with certain regulations under Internal Revenue Code Section 817(h), after a start-up period, each Subaccount of the Separate Account will be required to diversify its investments in accordance with certain diversification standards. A “look-through” rule applies that suggests that each Subaccount of the Separate Account will be tested for compliance with the diversification standards by looking through to the assets of the Portfolios in which each Subaccount invests.

In connection with the issuance of temporary diversification regulations in 1986, the Treasury Department announced that such regulations did not provide guidance on the extent to which Contract Owners may direct their investments to particular subaccounts of a separate account. It is possible that regulations or revenue rulings may be issued in this area at some time in the future. It is not clear, at this time, what these regulations or rulings would provide. It is possible that when the regulations or rulings are issued, the Contract may need to be modified in order to remain in compliance. For these reasons, the Company reserves the right to modify the Contract, as necessary, to maintain the tax-deferred status of the Contract.

We intend to comply with the diversification regulations to assure that the Contract continues to be treated as an annuity contract for federal income tax purposes.

QUALIFIED INDIVIDUAL RETIREMENT ANNUITIES

Generally, you may purchase Qualified Contracts only in connection with a “rollover” of funds from another individual retirement annuity (IRA) or qualified plan. Qualified Contracts must contain special provisions and are subject to limitations on contributions and the timing of when distributions can and must be made. Tax penalties may apply to contributions greater than specified limits, loans, reassignments, distributions that do not meet specified requirements, or in other circumstances. No additional Premium Payments to your Qualified Contract will be accepted unless the additional premium is funded by another qualified plan. Anyone desiring to purchase a Qualified Contract should consult a personal tax adviser.

Access To Your Money

The value of your Contract can be accessed during the Accumulation Phase:

•	By making a full or partial withdrawal.

•	By electing an Annuity Payment Option.

•	By your Beneficiary in the form of a Death Benefit.

Full and Partial Withdrawals

You may withdraw all or part of your money at any time during the Accumulation Phase of your Contract without a Company charge, provided the Annuitant or Joint Annuitant is still living. All partial withdrawals must be for at least $250.

On the date the Company receives your request for a full withdrawal, the amount payable is the Accumulated Value.

On the date the Company receives your request for a partial withdrawal, the Accumulated Value will be reduced by the amount of the partial withdrawal.

Because you assume the investment risk under the Contract, the total amount paid upon a full withdrawal of the Contract may be more or less than the total Premium Payments made (taking prior withdrawals into account).

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To make a withdrawal, send your written request to Vanguard Annuity and Insurance Services. Your written request should include your Contract number, Social Security number, the amount you wish to withdraw, how you want that amount allocated among the various Subaccounts, the signature of all Contract Owners, and your federal (and state, if applicable) tax withholding election.

Systematic Withdrawals

You may elect to have a specified dollar amount or a percentage of the balance withdrawn from your Contract’s Accumulated Value on a monthly, quarterly, semi-annual, or annual basis. The Company requires a Contract balance of at least $10,000 and a Subaccount balance of at least $1,000 in order to establish the systematic withdrawal program for your Contract. The minimum amount for each Systematic Withdrawal is $250.

You may elect this option by completing the Vanguard Variable Annuity Systematic Withdrawal Program Application Form. The Form must be signed by all Contract Owners and must be signature-guaranteed if you are directing the withdrawal payments to an address other than the Contract address.

The Company must receive your Form at least 30 days before the date you want systematic withdrawals to begin. The Company will process each Systematic Withdrawal on the date and at the frequency you specified in your Systematic Withdrawal Program Form.

You may change the amount to be withdrawn and the percentage or the frequency of distributions by telephone. Any other changes you make, including a change in the destination of the check or your election to cancel this option, must be made in writing, and should include signatures of all Contract Owners.

Minimum Balance Requirements

The minimum required balance in any Subaccount is $1,000. If an exchange or withdrawal would reduce the balance in a Subaccount to less than $1,000, the Company will transfer the remaining balance to the other Subaccounts under the Contract on a pro rata basis. If the entire value of the Contract falls below $1,000, and if you have not made a Premium Payment within three years, the Company may notify you that the Accumulated Value of your Contract is below the minimum balance requirement. In that case, you will be given 60 days to make an additional Premium Payment before your Contract is liquidated. The Company would then promptly pay proceeds to the Contract Owner. The proceeds would be taxed as a withdrawal from the Contract. Full withdrawal will result in an automatic termination of the Contract.

Payment of Full or Partial Withdrawal Proceeds

The Company will pay cash withdrawals within seven days after receipt of your written request for withdrawal except in one of the following situations, in which the Company may delay the payment beyond seven days:

•	The New York Stock Exchange is closed on a day that is not a weekend or a holiday, or trading on the New York Stock Exchange is otherwise restricted.

•	An emergency exists as defined by the SEC, or the SEC requires that trading be restricted.

•	The SEC permits a delay for your protection as a Contract Owner.

•	The payment is derived from premiums paid by check, in which case the Company may delay payment until the check has cleared your bank, which may take up to ten calendar days.

TAXATION OF

Withdrawals

For important information on the tax consequences of withdrawals, see Taxation of Full and Partial Withdrawals, page 21, and Penalty Taxes on Certain Early Withdrawals, page 22.

Tax Withholding on Withdrawals

If you do not provide the Company with a written request not to have federal income taxes withheld when you request a full or partial withdrawal, federal tax law requires the Company to withhold federal income taxes from the taxable portion of any withdrawal and send that amount to the federal government. In that case, we will withhold at a rate of 10%. State income tax withholding may also be required.

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Performance

Standardized Performance

From time to time, the Company may advertise the yield and total return investment performance of a Subaccount for various periods, including quarter-to-date, year-to-date, one-year, five-year, and since inception. The Company will calculate advertised yields and total returns according to standardized methods prescribed by the SEC, so that all charges and expenses attributable to the Contract will be included. Including these fees has the effect of decreasing the advertised performance of a Subaccount, so that a Subaccount’s investment performance will not be directly comparable to that of an ordinary mutual fund.

Non-Standardized Performance

The Company may also advertise total return or other performance data in non-standardized formats that do not reflect the Annual Contract Maintenance Fee.

Not Indications of Future Performance

The performance measures discussed above are not intended to indicate or predict future performance.

Statement of Additional Information

Please refer to the Statement of Additional Information for a description of the method used to calculate a Subaccount’s yield and total return and a list of the indices and other benchmarks used in evaluating a Subaccount’s performance.

Death Benefit

In General

If the Annuitant dies during the Accumulation Phase, the Beneficiary will receive the Death Benefit. The Death Benefit is the then-current Accumulated Value of the Contract on the date the Company receives Due Proof of Death and all Company forms, fully completed. However, for an additional charge, there are two optional Death Benefit Riders that can be selected by the Owner at the time of purchase.

1) Return of Premium Death Benefit Rider—This option is only available to Annuitants age 75 or younger at the time of Contract purchase. There is an additional annual charge of 0.05% (to be assessed 0.0125% per quarter). The additional annual charge will only be assessed for a period of 10 years from the Contract Date. With this option, the Death Benefit will be the greater of:

•	The Accumulated Value of the Contract as of the date the Company receives Due Proof of Death and all Company forms, fully completed; or

•	the sum of all Premium Payments; less any Adjusted Partial Withdrawals and Premium Taxes, if any.

2) Annual Step-Up Death Benefit Rider—This option is only available to Annuitants age 69 or younger at the time of Contract purchase. There is an additional annual charge of 0.12% (to be assessed 0.03% per quarter). The additional annual charge will only be assessed until the Annuitant’s 80th birthday. With this option, the Death Benefit will be the greatest of:

•	The Accumulated Value of the Contract as of the date the Company receives Due Proof of Death and all Company forms, fully completed;

•	the sum of all Premium Payments, less any Adjusted Partial Withdrawals and Premium Taxes, if any; or

•	the highest Accumulated Value on any Contract Anniversary Date on or after the date the Rider is added to the Contract and until the Annuitant reaches age 80, plus any subsequent Premium Payment received by the Company after such Contract Anniversary Date less any Adjusted Partial Withdrawals and Premium Taxes, if any.

If you elect the Return of Premium Death Benefit Rider or the Annual Step-Up Death Benefit Rider, you may cancel this rider by contacting Vanguard Annuity and Insurance Services. Please note that if you cancel the rider, you will not be allowed to elect the additional death benefit riders in the future. Once the rider is cancelled, the Beneficiary will receive the Death Benefit. The Death Benefit is the then-current Accumulated Value of the Contract on the date the Company receives Due Proof of Death and all Company forms, fully completed.

Federal tax law requires that if a Contract Owner is a natural person and dies before the Income Date, then the entire value of the Contract must be distributed within five years of the date of death of the Contract Owner. If the Contract Owner is not a natural person, the death of the primary Annuitant triggers the same distribution requirement. Special rules may apply to a surviving spouse.

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A WORD ABOUT

Adjusted Partial Withdrawal

If you have elected one of the available Death Benefit Riders, your Contract could be affected by what is referred to as the Adjusted Partial Withdrawal. When a Partial Withdrawal is taken from the Contract, your Death Benefit will be reduced by an amount called the Adjusted Partial Withdrawal. It is equal to the Partial Withdrawal amount multiplied by an adjustment factor. The adjustment factor is equal to the amount of the Death Benefit prior to the Partial Withdrawal divided by the Accumulated Value prior to the Partial Withdrawal. Under certain circumstances, the Adjusted Partial Withdrawal amount deducted from the Death Benefit may be more than the dollar amount of the Partial Withdrawal. This will generally be the case if the Death Benefit amount exceeds the Accumulated Value at the time of the Partial Withdrawal. The Statement of Additional Information contains a more detailed description of the formula used to calculate an Adjusted Partial Withdrawal.

Death of the Annuitant During the Accumulation Phase

If the Annuitant dies during the Accumulation Phase, the Beneficiary will be entitled to the Death Benefit. The Death Benefit will be calculated on the date the Company receives Due Proof of Death and all Company forms, fully completed. The Beneficiary can choose to receive the amount payable in a lump-sum cash benefit or under one of the Annuity Payment Options. The Contract Owner can choose an Annuity Payment Option for the Beneficiary before the Annuitant’s death. However, if the Contract Owner does not make such a choice and the Company has not already paid a cash benefit, the Beneficiary may choose a payment option after the Annuitant’s death.

Death of the Annuitant During the Income Phase

The Death Benefit, if any, payable if the Annuitant dies during the Income Phase depends on the Annuity Payment Option selected. Upon the Annuitant’s death, the Company will pay the Death Benefit, if any, to the Beneficiary under the Annuity Payment Option in effect. For instance, if the Life Annuity With Period Certain option has been elected, and if the Annuitant dies during the Income Phase, then any unpaid payments certain will be paid to the Beneficiary.

DEFINITION

Due Proof of Death

When the term “Due Proof of Death” is used in this prospectus we mean any of the following:

•	A certified death certificate

•	A certified decree of a court of competent jurisdiction as to the finding of death

•	A written statement by a medical doctor who attended the deceased

•	Any other proof satisfactory to the Company

A WORD ABOUT

Joint Annuitants

The Contract permits you as Contract Owner to name a Joint Annuitant. This can have different effects depending on whether the Contract is in the Accumulation Phase or the Income Phase.

During the Accumulation Phase, the Death Benefit is payable only after the death of both the Annuitant and the Joint Annuitant, subject to any limitations imposed by federal tax law.

During the Income Phase, it will not matter that you have named a Joint Annuitant unless you have chosen an Annuity Payment Option, such as the Joint and Last Survivor Annuity option, that pays over the life of more than one person. Therefore, if you have chosen an Annuity Payment Option that provides income over the life of someone other than the person named as Joint Annuitant, the Joint Annuitant’s death during the Income Phase will have no effect on the benefits due under the Contract.

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Designation of a Beneficiary

The Contract Owner may select one or more Beneficiaries for the Annuitant and name them on the Application. Thereafter, while the Annuitant or Joint Annuitant is living, the Contract Owner may change the Beneficiary by written notice. The change will take effect as of the date the Contract Owner signs the notice, but it will not affect any payment made or any other action taken before the Company acknowledges the notice. The Contract Owner may also make the designation of Beneficiary irrevocable by sending written notice to the Company and obtaining approval from the Company. Changes in the Beneficiary may then be made only with the consent of the designated irrevocable Beneficiary. In the event the Contract Owner and the Annuitant are different, the Contract Owner may also name an Owner’s Designated Beneficiary. The Owner’s Designated Beneficiary may assume ownership of the Contract upon the Contract Owner’s death subject to any restrictions required under federal tax law. See Death of Contract Owner During the Accumulation Phase, page 27. The Owner’s Designated Beneficiary may be added or changed only with a written letter of instruction to the Company.

If the Annuitant dies during the Accumulation Period, the following will apply unless the Contract Owner has made other provisions:

•	If there is more than one Beneficiary, each will share in the Death Benefit equally.

•	If one or two or more Beneficiaries have already died, the Company will pay that share of the Death Benefit equally to the survivor(s).

•	If no Beneficiary is living, the Company will pay the proceeds to the Contract Owner.

•	If no Beneficiary is named, the Company will pay the proceeds to the estate.

•	If a Beneficiary dies at the same time as the Annuitant, the Company will pay the proceeds as though the Beneficiary had died first. If a Beneficiary dies within 15 days after the Annuitant’s death and before the Company receives due proof of the Annuitant’s death, the Company will pay proceeds as though the Beneficiary had died first.

If a Beneficiary who is receiving Annuity Payments dies, the Company will pay any remaining Payments Certain to that Beneficiary’s named Beneficiary(ies) when due. If no Beneficiary survives the Annuitant, the right to any amount payable will pass to the Contract Owner. If the Contract Owner is not living at this time, this right will pass to his or her estate.

Death of the Contract Owner

Death of the Contract Owner During the Accumulation Phase. With two exceptions, federal tax law requires that when either the Contract Owner or the Joint Owner (if any) dies during the Accumulation Phase, the Company must pay out the entire value of the Contract within five years of the date of death. Since the death of a Contract Owner does not trigger the payment of the Death Benefit, the value of the Contract in this instance will be the Accumulated Value only. First exception: If the entire value is to be distributed to the Owner’s Designated Beneficiary, he or she may elect to have it paid under an Annuity Payment Option over his or her life or over a period certain no longer than his or her life expectancy as long as the payments begin within one year of the Contract Owner’s death. Second exception: If the Owner’s Designated Beneficiary is the spouse of the Contract Owner (or Joint Owner), the spouse may elect to continue the Contract in his or her name as Contract Owner indefinitely and to continue deferring tax on the accrued and future income under the Contract. (“Owner’s Designated Beneficiary” means the natural person whom the Contract Owner names as a beneficiary and who becomes the Contract Owner upon the Contract Owner’s death.) If the Contract Owner and the Annuitant are the same person, then upon that person’s death the Beneficiary is entitled to the Death Benefit. In this regard, see Death of the Annuitant During the Accumulation Phase, page 26.

Death of the Contract Owner During the Income Phase. Federal tax law requires that when either the Contract Owner or the Joint Owner (if any) dies during the Income Phase, the Company must pay the remaining portions of the value of the Contract at least as rapidly as under the method of distribution being used on the date of death.

Non-Natural Person as Contract Owner. Where the Contract Owner is not a natural person (for example, is a corporation), the death of the “primary Annuitant” is treated as the death of the Contract Owner for purposes of federal tax law. (The Internal Revenue Code defines a “primary Annuitant” as the individual who is of primary importance in affecting the timing or the amount of payout under the Contract.) In addition, where the Contract Owner is not a natural person, a change in the identity of the “primary Annuitant” is also treated as the death of the Contract Owner for purposes of federal tax law.

Payment of Lump-Sum Death Benefits

The Company will pay lump-sum Death Benefits within seven days after the election to take a lump sum becomes effective except in one of the following situations, in which the Company may delay the payment beyond seven days:

•	The New York Stock Exchange is closed on a day that is not a weekend or a holiday, or trading on the New York Stock Exchange is otherwise restricted.

•	An emergency exists as defined by the SEC, or the SEC requires that trading be restricted.

•	The SEC permits a delay for your protection as a Contract Owner.

•	The payment is derived from premiums paid by check, in which case the Company may delay payment until the check has cleared your bank, which may take up to ten calendar days.

27

Other Information

Transamerica Financial Life Insurance Company (the “Company,” “We,” “Us,” “Our”)

Transamerica Financial Life Insurance Company was incorporated under the laws of the State of New York on October 3, 1947. It is engaged in the sale of life and health insurance and annuity contracts. The Company is a wholly-owned indirect subsidiary of Transamerica Corporation, which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stocks of Transamerica Corporation is indirectly owned by AEGON N.V. of The Netherlands, the securities of which are publicly traded. AEGON N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. The Company is licensed in all states and the District of Columbia.

The First Providian Merger. On October 1, 1998, First Providian Life & Health Insurance Company (“First Providian”) merged with and into the Company. First Providian was a stock life insurance company incorporated under the laws of the state of New York on March 23, 1970. Upon the merger, First Providian’s existence ceased and the Company became the surviving company under the name AUSA Life Insurance Company, Inc. As a result of the merger, the Separate Account became a separate account of the Company. All of the Contracts issued by First Providian before the merger were, at the time of the merger, assumed by the Company. The merger did not affect any provisions of, or rights or obligations under, those Contracts. In approving the merger on May 26, 1998, and May 29, 1998, respectively, the boards of directors of the Company and First Providian determined that the merger of two financially strong stock life insurance companies would result in an overall enhanced capital position and reduced expenses, which, together, would be in the long-term interests of the Contract Owners. On May 26, 1998, 100% of the stockholders of the Company voted to approve the merger, and on May 29, 1998, 100% of the stockholders of First Providian voted to approve the merger. In addition, the New York Insurance Department has approved the merger.

TFLIC Separate Account B

The Separate Account was established by First Providian, a former affiliate of the Company, as a separate account under the laws of the state of New York on November 2, 1987. On October 1, 1998, First Providian, together with the Separate Account, was merged into the Company. The Separate Account survived the merger intact.

The Separate Account is a unit investment trust registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”). Such registration does not signify that the SEC supervises the management or the investment practices or policies of the Separate Account.

The Company owns the assets of the Separate Account, and the obligations under the Contract are obligations of the Company. These assets are held separately from the other assets of the Company and are not chargeable with liabilities incurred in any other business operation of the Company (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). The Company will always keep assets in the Separate Account with a value at least equal to the total Accumulated Value under the Contracts. Income, gains, and losses incurred on the assets in the Separate Account, whether or not realized, are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of the Company’s general account assets or any other separate account the Company maintains.

The Separate Account has various Subaccounts, each of which invests solely in a corresponding Portfolio of the Fund. Additional Subaccounts may be established at the Company’s discretion. The Separate Account meets the definition of a “separate account” under Rule 0-1(e)(1) of the 1940 Act.

Contract

The Contracts described here are an individual annuity contract and a group annuity contract. Until the October 1, 1998 merger of First Providian and Transamerica Financial Life Insurance Company (formerly AUSA Life Insurance Company, Inc.), the Vanguard Variable Annuity was issued by First Providian as an individual annuity contract (the “Individual Contract”). (For more information about the merger, see The First Providian Merger, page 28.) From the time of merger up to August 26, 2002, Transamerica Financial Life Insurance Company had been issuing the Vanguard Variable Annuity as a group annuity contract (the “Group Contract”), participation in which is evidenced by a certificate issued to the Contract Owner. From August 26, 2002 and forward, the Vanguard Variable Annuity has been issued as an individual contract. Although the features of the Individual Contract and those of the Group Contract are identical in most respects, certain differences are noted in this prospectus.

28

Contract Owner (“You,” “Your”)

The Contract Owner is the person or persons designated as the Contract Owner in the Application to participate in the Contract. The term shall also include any person named as Joint Owner. A Joint Owner shares ownership in all respects with the Owner. The Owner has the right to assign ownership to a person or party other than himself.

Payee

The Payee is the Contract Owner, Annuitant, Beneficiary, or any other person, estate, or legal entity to whom benefits are to be paid.

Free Look Periods

There are two different Free Look Periods depending on whether the Contract is a replacement or not.

Free Look Period for Non-Replacement Contracts. If the Contract is not a replacement of an existing annuity contract or life insurance or endowment policy, the Contract provides for a Free Look Period of 30 days after the Contract Owner receives the Contract plus 5 days for mailing. The Contract Owner may cancel the Contract during the Free Look Period by returning it to Vanguard Annuity and Insurance Services, P.O. Box 1105, Valley Forge, PA 19482-1105. Upon cancellation, the Contract is treated as void from the Contract Date and the Contract Owner will receive the Accumulated Value of the Contract, including any fees and charges, as of the date the notice is received by the Company.

Free Look Period for Replacement Contracts. If the Contract is a replacement of an existing annuity contract or life insurance or endowment policy, a Free Look Period exists for 60 days after the Contract Owner receives the Contract plus 5 days for mailing. Upon cancellation of a replacement Contract, the Contract is treated as void from the Contract Date and the Contract Owner will receive the Accumulated Value of the Contract, including any fees and charges, as of the date the notice is received by the Company.

If the amount returned is based on Premium Payments, the Contract Owner will also receive the amount of any Mortality and Expense Risk Charges and Administrative Expense Charges exacted to date.

If the amount returned is based on the Accumulated Value, the Contract Owner will also receive the amount of any prorated Annual Contract Maintenance Fee and the amount of any Mortality and Expense Risk Charges and Administrative Expense Charges exacted to date. (The prorated Annual Contract Maintenance Fee is already included when calculating the amount returned based on Premium Payments.)

Withdrawals are not permitted during the Free Look Period.

Reinstatements

The Company occasionally receives requests to reinstate a Contract whose funds had been transferred to another company via an exchange under Internal Revenue Code Section 1035 or a trustee-to-trustee transfer under the Internal Revenue Code. In this situation, the Company will require the Contract Owner to replace the same total amount of money in the applicable Subaccounts as was taken from them to effect the transfer. The total dollar amount of funds reapplied to the Separate Account will be used to purchase a number of Accumulation Units available for each Subaccount based on the Accumulation Unit Values at the date of Reinstatement (within two days of the date the funds were received by the Company). It should be noted that the number of Accumulation Units available on the Reinstatement date may be more or less than the number surrendered for the transfer. Contract Owners should consult a qualified tax adviser concerning the tax consequences of any Internal Revenue Code Section 1035 exchanges or reinstatements.

Administrative Services

Administrative services are provided by Vanguard, Vanguard Annuity and Insurance Services, 100 Vanguard Boulevard, Malvern, PA 19355.

Distributor of the Contracts

We have entered into a distribution arrangement with Vanguard, through its wholly owned subsidiary, Vanguard Marketing Corporation, which is the principal distributor of the Contract. In addition we and/or our affiliates paid Vanguard $150,000 in 2005 to assist with marketing expenses. During the fiscal year ended December 31, 2005, each Portfolio, except the Total Stock Market Index Portfolio, incurred distribution and marketing expenses representing 0.02% (0.01% for the Balanced Portfolio, Growth Portfolio, and Total Bond Market Index Portfolio) of each Portfolio’s average net assets. These expenses are guaranteed not to exceed 0.02% of each Portfolio’s average month-end net assets. The Total Stock Market Index Portfolio pays no direct expenses; the Portfolio, as a shareholder of the underlying Vanguard funds, will indirectly bear the costs associated with operation those funds.

A complete description of the services provided by Vanguard Marketing Corporation is found in the “Management of the Fund” section in the fund’s Statement of Additional Information. The principal business address for Vanguard is 100 Vanguard Boulevard, Malvern, PA 19355.

29

Voting Rights

The Fund does not hold regular meetings of shareholders. The trustees of the Fund may call special meetings of shareholders as the 1940 Act or other applicable law may require. To the extent required by law, the Company will vote the Portfolio shares held in the Separate Account at shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Portfolio. The Company will vote Fund shares as to which no timely instructions are received and those shares held by the Company as to which Contract Owners have no beneficial interest in proportion to the voting instructions that are received with respect to all Contracts participating in that Portfolio. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Prior to the Income Date, the Contract Owner holds a voting interest in each Portfolio to which the Accumulated Value is allocated. The number of votes which are available to a Contract Owner will be determined by dividing the Accumulated Value attributable to a Portfolio by the net asset value per share of the applicable Portfolio. After the Income Date, the person receiving Annuity Payments under any variable Annuity Payment Option has the voting interest. The number of votes after the Income Date will be determined by dividing the reserve for such Contract allocated to the Portfolio by the net asset value per share of the corresponding Portfolio. After the Income Date, the votes attributable to a Contract decrease as the reserves allocated to the Portfolio decrease. In determining the number of votes, fractional shares will be recognized.

The number of votes of the Portfolio that are available will be determined as of the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund.

Additions, Deletions, or Substitutions of Investments

The Company retains the right, subject to any applicable law, to make certain changes. The Company reserves the right to eliminate the shares of any of the Portfolios and to substitute shares of another Portfolio of the Fund or of another registered open-end management investment company, if the shares of the Portfolios are no longer available for investment or if, in the Company’s judgment, investment in any Portfolio would be inappropriate in view of the purposes of the Separate Account. To the extent the 1940 Act requires, substitutions of shares attributable to a Contract Owner’s interest in a Portfolio will not be made until SEC approval has been obtained and the Contract Owner has been notified of the change.

The Company may establish new Portfolios when marketing, tax, investment, or other conditions so warrant. The Company will make any new Portfolios available to existing Contract Owners on a basis the Company will determine. The Company may also eliminate one or more Portfolios if marketing, tax, investment, or other conditions so warrant.

In the event of any such substitution or change, the Company may, by appropriate endorsement, make whatever changes in the Contracts may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the Contracts, the Company may operate the Separate Account as a management company under the 1940 Act or any other form permitted by law, may deregister the Separate Account under the 1940 Act in the event such registration is no longer required, or may combine the Separate Account with one or more other separate accounts.

Financial Statements

The audited statutory-basis financial statements and schedules of the Company and the audited financial statements of the subaccounts of the Separate Account which are available for investment by Vanguard Variable Annuity Contract Owners (as well as the Report of Independent Registered Public Accounting Firm on them) are contained in the Statement of Additional Information.

Independent Registered Public Accounting Firm

Ernst & Young LLP serves as Independent Registered Public Accounting Firm for the Company and the subaccounts of the Separate Account which are available for investment by Vanguard Variable Annuity Contract Owners and audits their financial statements annually.

Legal Proceedings

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that refers to the Separate Account.

30

Table of Contents for the Vanguard Variable Annuity

Statement of Additional Information

Contents

B-2	The Contract

B-2	Computation of Variable Annuity Income Payments

B-2	Adjusted Partial Withdrawal

B-3	Exchanges

B-3	Joint Annuitant

B-4	General Matters

B-4	Non-Participating

B-4	Misstatement of Age or Sex

B-4	Assignment

B-4	Annuity Data

B-4	Annual Report

B-4	Incontestability

B-4	Ownership

B-4	Distribution of the Contract

B-5	Performance Information

B-5	Subaccount Inception Dates

B-5	Portfolio Inception Dates

B-5	Money Market Subaccount Yields

B-6	30-Day Yield for Non-Money Market Subaccounts

B-6	Standardized Average Annual Total Return

B-8	Additional Performance Measures

B-8	Non-Standardized Cumulative Total Return and Non-Standardized Average Annual Total Return

B-10	Non-Standardized Total Return Year-to-Date

B-11	Non-Standardized One Year Return

B-12	Safekeeping of Account Assets

B-12	Conflicts of Interest with Other Separate Accounts

B-12	The Company

B-12	Taxes

B-13	State Regulation of the Company

B-13	Records and Reports

B-13	Legal Matters

B-13	Independent Registered Public Accounting Firm

B-13	Other Information

B-13	Financial Statements

31

Appendix

CONDENSED FINANCIAL INFORMATION

The information presented below reflects the operations of the Subaccounts in connection with the individual variable annuity contracts offered prior to October 1, 1998 through First Providian Life & Health Insurance Company Separate Account B, which was acquired intact by Transamerica Financial Life Insurance Company; the group variable annuity contract offered October 1, 1998 to September 1, 2002 through AUSA Life Insurance Company, Inc. Separate Account B; and the currently offered individual variable annuity contracts offered through TFLIC Separate Account B, formerly AUSA Life Insurance Company, Inc. Separate Account B. The individual variable annuity contracts offered prior to October 1, 1998 and the group variable annuity contracts are no longer for sale. The Accumulation Unit Values and the number of Accumulation Units outstanding for each Subaccount are as follows:

For the period January 1, 1996 through December 31, 2005

	Money Market	Short- Term Investment- Grade	Total Bond Market Index	High Yield Bond	Balanced	Equity Income	Diversified Value
Accumulation unit value as of:
12/31/1996*	1.250	—	14.882	10.871	19.532	16.820	—
12/31/1997	1.314	—	16.219	12.135	23.946	22.503	—
12/31/1998	1.381	—	17.546	12.576	26.729	26.365	—
12/31/1999	1.447	10.180	17.343	12.892	27.774	25.617	8.662
12/31/2000	1.536	10.974	19.237	12.579	30.541	28.424	10.879
12/31/2001	1.596	11.790	20.754	12.942	31.781	27.324	10.918
12/31/2002	1.618	12.488	22.400	13.098	29.537	23.481	9.333
12/31/2003	1.623	12.892	23.231	15.262	35.471	29.131	12.201
12/31/2004	1.646	13.119	24.135	16.513	39.356	32.911	14.653
12/31/2005	1.693	13.374	24.640	16.917	41.918	34.171	15.722

Number of units outstanding as of:
12/31/1996	13,590	—	689	253	852	525	—
12/31/1997	15,573	—	912	645	1,035	819	—
12/31/1998	22,682	—	1,252	692	1,138	1,016	—
12/31/1999	27,932	190	1,204	616	1,059	948	226
12/31/2000	29,852	310	899	553	937	786	344
12/31/2001	33,238	626	1,264	649	1,801	813	877
12/31/2002	32,593	1,068	1,499	708	1,125	780	834
12/31/2003	27,773	1,191	1,194	804	1,201	785	944
12/31/2004	28,465	1,345	1,058	733	1,308	815	1,429
12/31/2005	29,528	1,338	1,110	734	1,443	810	1,898

(Units are shown in thousands)

32

For the period January 1, 1996 through December 31, 2005

	Total Stock Mkt. Index	Equity Index	Mid-Cap Index	Growth	Capital Growth	Small Company Growth	International	REIT Index
Accumulation unit value as of:
12/31/1996*	—	22.098	—	19.057	—	9.725	13.319	—
12/31/1997	—	29.301	—	24.034	—	10.970	13.708	—
12/31/1998	—	37.565	—	33.697	—	11.792	16.226	—
12/31/1999	—	45.298	12.454	41.101	—	18.957	20.265	9.738
12/31/2000	—	41.052	14.640	32.753	—	21.872	18.834	12.251
12/31/2001	—	35.987	14.510	22.246	—	23.013	15.272	13.691
12/31/2002	—	27.936	12.339	14.211	—	17.420	12.596	14.124
12/31/2003	12.559	35.781	16.492	17.870	12.739	24.501	16.939	19.078
12/31/2004	14.093	39.528	19.783	19.109	14.940	28.165	20.168	24.824
12/31/2005	14.911	41.299	22.480	21.241	16.039	29.838	22.386	27.679

Number of units outstanding as of:
12/31/1996	—	1,035	—	906	—	246	698	—
12/31/1997	—	1,392	—	1,187	—	743	833	—
12/31/1998	—	1,670	—	1,569	—	846	878	—
12/31/1999	—	2,022	366	1,850	—	1,082	977	91
12/31/2000	—	1,947	982	1,870	—	1,501	1,039	263
12/31/2001	—	1,859	1,039	1,662	—	1,322	927	401
12/31/2002	—	1,781	1,131	1,474	—	1,224	921	649
12/31/2003	544	1,784	1,173	1,387	270	1,369	1,067	646
12/31/2004	987	1,738	1,253	1,305	548	1,354	1,216	676
12/31/2005	1,159	1,625	1,401	1,238	550	1,224	1,387	608

(Units are shown in thousands)

*	Date of commencement of operations for the Money Market Subaccount was December 1, 1992, for the Total Bond Market Index, Balanced, and Equity Index Subaccounts was December 16, 1992, for the Equity Income and Growth Subaccounts was June 7, 1993, for the International Subaccount was June 3, 1994, for the High Yield Bond and Small Company Growth Subaccounts was June 3, 1996, for the Short-Term Investment-Grade, Diversified Value, Mid-Cap Index, and REIT Index Subaccounts was February 8, 1999, and for the Total Stock Market Index and Capital Growth Subaccounts was May 1, 2003.

33

TFLIC SEPARATE ACCOUNT B

STATEMENT OF ADDITIONAL INFORMATION

FOR THE

VANGUARD VARIABLE ANNUITY

OFFERED BY

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

(A NEW YORK STOCK COMPANY)

ADMINISTRATIVE OFFICES

4 MANHATTANVILLE ROAD

PURCHASE, NEW YORK 10577

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Vanguard Variable Annuity (the “Contract” or the “Group Contract”) offered by Transamerica Financial Life Insurance Company (the “Company”). You may obtain a copy of the Prospectus dated May 1, 2006 by calling 800-522-5555, or writing to Vanguard Annuity and Insurance Services, P.O. Box 1105, Valley Forge, PA 19482-1105. Terms used in the current Prospectus for the Contract are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACT.

May 1, 2006

THE CONTRACT

In order to supplement the description in the Prospectus, the following provides additional information about the Contract which may be of interest to Contract Owners.

Computation of Variable Annuity Income Payments

Variable Annuity Income Payments are computed as follows. First, the Accumulated Value (or the portion of the Accumulated Value used to provide variable payments) is applied under the Annuity Table contained in the Contract corresponding to the Annuity Option elected by the Contract Owner and based on an assumed interest rate of 4%. This will produce a dollar amount which is the first monthly payment.

The amount of each Annuity Payment after the first is determined by means of Annuity Units. The number of Annuity Units is determined by dividing the first Annuity Payment by the Annuity Unit value for the selected Subaccount on the Income Date. The number of Annuity Units for the Subaccount then remains fixed, unless an exchange of Annuity Units (as set forth below) is made. After the first Annuity Payment, the dollar amount of each subsequent Annuity Payment is equal to the number of Annuity Units multiplied by the Annuity Unit value for the Subaccount on the due date of the Annuity Payment.

The Annuity Unit value for each Subaccount was initially established at $10.00 on the day money was first deposited in that Subaccount. The Annuity Unit value for any subsequent Business Day is equal to (a) times (b) times (c), where:

(a)	the Annuity Unit value for the immediately preceding Business Day;

(b)	the Net Investment Factor for the day;

(c)	the investment result adjustment factor (0.99989255 per day), which recognizes an assumed interest rate of

4% per year used in determining the Annuity Payment amounts.

The Net Investment Factor is a factor applied to a Subaccount that reflects daily changes in the value of the Subaccount due to:

(a)	any increase or decrease in the value of the Subaccount due to investment results;

(b)	a daily charge for the mortality and expense risks assumed by the Company corresponding to an annual rate of 0.20%; and

(c)	a daily charge for the cost of administering the Contract corresponding to an annual charge of 0.10%.

The Annuity Tables contained in the AV 423 101 109 498 CRT Contract are based on the 1983 Table “A” Mortality Table projected for mortality improvement to the year 2000 using Projection Scale G and an interest rate of 4% a year.

The Annuity Tables contained in the VVAPA U 1101 Contract are based on a 4% effective annual Assumed Investment Return and the “Annuity 2000” (male, female, and unisex if required by law) mortality table projected for improvement using projection scale G (50% of G for females, 100% of G for males) with an assumed commencement date of 2005. Age adjustments apply for annuitizations after 2010.

Adjusted Partial Withdrawal

The Adjusted Partial Withdrawal is the total amount the Death Benefit is adjusted as a result of any Partial Withdrawals taken from the Contract. It adjusts the Death Benefit in proportion to its relationship to the Accumulated Value of the Contract and the amount of the Partial Withdrawal. The Death Benefit is calculated by subtracting the Adjusted Partial Withdrawal amount from the Death Benefit amount prior to the Partial Withdrawal. The formula is as follows:

(a) divided by (b) = (c); (c) multiplied by (d) = Adjusted Partial Withdrawal amount

Where:

(a) = Death Benefit prior to the Partial Withdrawal;

(b) = Accumulated Value of the Contract prior to the Partial Withdrawal;

(c) = Adjustment factor;

(d) = Amount of Partial Withdrawal

Without application of the Adjusted Partial Withdrawal amount, the Company has the risk in a down market that a Contract Owner may withdraw most of his or her Accumulated Value and leave a sizable guaranteed minimum Death Benefit under the Return of Premium Death Benefit or Annual Step-up Death Benefit Riders. For example, suppose $100,000 is invested in the Contract with a Return of Premium Death Benefit elected and the market subsequently drops to $50,000. Without the Adjusted Partial Withdrawal, the Contract Owner could withdraw $49,000 and purchase a different annuity contract, leaving only $1,000 invested in the Contract with a $51,000 Death Benefit. The Company would retain a future Death Benefit liability with almost no money invested in the Contract to permit the Company to recover that future expense. The Adjusted Partial Withdrawal allows the Company to eliminate the risk described. In the foregoing example, the Contract Owner would only have a $2,000 Death Benefit after the withdrawal.

Conversely, in an up market, the Adjusted Partial Withdrawal will lower the guaranteed Death Benefit by an amount less than amount actually withdrawn. The Company would retain a future Death Benefit liability with no additional risk. Using the example above, assume the market subsequently rose to $150,000. Without the Adjusted Partial Withdrawal, the Contract Owner withdraws $50,000 and would have a guaranteed minimum Death Benefit remaining of $50,000. However, using the Adjusted Partial Withdrawal, the remaining guaranteed minimum Death Benefit would be $66,666.67.

Exchanges

After the Income Date, if a Variable Annuity Option has been chosen, the Contract Owner may, by written request, exchange the current value of the existing Subaccount to Annuity Units of any other Subaccount then available. The request for the exchange must be received, however, at least 10 Business Days prior to the first payment date on which the exchange is to take effect. This exchange shall result in the same dollar amount of Annuity Payment on the date of exchange. The Contract Owner is limited to two substantive exchanges (at least 30 days apart) from a Portfolio (except the Money Market Portfolio) in any Contract Year, and the value of the Annuity Units exchanged must provide a monthly Annuity Payment of at least $100 at the time of the exchange. “Substantive” means a dollar amount that The Vanguard Group, Inc. determines, in its sole discretion, could adversely affect management of the Fund.

Exchanges will be made using the Annuity Unit value for the Subaccounts on the date the request for exchange is received by the Company. On the exchange date, the Company will establish a value for the current Subaccount by multiplying the Annuity Unit value by the number of Annuity Units in the existing Subaccount, and compute the number of Annuity Units for the new Subaccount by dividing the Annuity Unit value of the new Subaccount into the value previously calculated for the existing Subaccount.

Joint Annuitant

The Contract Owner may, in the Contract enrollment form or by written request at least 30 days prior to the Income Date, name a Joint Annuitant. Such Joint Annuitant must meet the Company’s underwriting requirements. If approved by the Company, the Joint Annuitant shall be named on the Contract Schedule or added by endorsement. An Annuitant or Joint Annuitant may not be replaced.

The Income Date shall be determined based on the date of birth of the Annuitant. If the Annuitant or Joint Annuitant dies prior to the Income Date, the survivor shall be the sole Annuitant. Another Joint Annuitant may not be designated. Payment to a Beneficiary shall not be made until the death of the surviving Annuitant.

GENERAL MATTERS

Non-Participating

The Contracts are non-participating. No dividends are payable and the Contracts will not share in the profits or surplus earnings of the Company.

Misstatement of Age or Sex

The Company may require proof of age and sex before making Annuity Payments. If the Annuitant’s stated age, sex or both in the Contract are incorrect, the Company will change the Annuity Benefits payable to those which the Premium Payments would have purchased for the correct age and sex. In the case of correction of the stated age or sex after payments have commenced, the Company will: (1) in the case of underpayment, pay the full amount due with the next payment; or (2) in the case of overpayment, deduct the amount due from one or more future payments.

Assignment

Any Nonqualified Contract may be assigned by the Contract Owner prior to the Income Date and during the Annuitant’s lifetime. The Company is not responsible for the validity of any assignment. No assignment will be recognized until the Company receives written notice thereof. The interest of any Beneficiary which the assignor has the right to change shall be subordinate to the interest of an assignee. Any amount paid to the assignee shall be paid in one sum, notwithstanding any settlement agreement in effect at the time assignment was executed. The Company shall not be liable as to any payment or other settlement made by the Company before receipt of written notice.

Annuity Data

The Company will not be liable for obligations which depend on receiving information from a Payee until such information is received in a form satisfactory to the Company.

Annual Report

Once each Contract Year, the Company will send the Contract Owner an annual report of the current Accumulated Value allocated to each Subaccount; and any Premium Payments, charges, exchanges or withdrawals during the year. This report will also give the Contract Owner any other information required by law or regulation. The Contract Owner may ask for a report like this at any time.

Incontestability

This Contract is incontestable from the Contract Date, subject to the “Misstatement of Age or Sex” provision.

Ownership

The Owner of the Contract on the Contract Date is the Annuitant, unless otherwise specified in the enrollment form. The Owner may specify a new Owner by written notice at any time thereafter. The term Owner also includes any person named as a Joint Owner. A Joint Owner shares ownership in all respects with the Owner. During the Annuitant’s lifetime all rights and privileges under this Contract may be exercised solely by the Owner. Upon the death of the Owner(s), Ownership is retained by the surviving Joint Owner or passes to the Owner’s Designated Beneficiary, if one has been designated by the Owner. If no Owner’s Designated Beneficiary is designated or if no Owner’s Designated Beneficiary is living, the Owner’s Designated Beneficiary is the Owner’s estate. From time to time the Company may require proof that the Owner is still living.

DISTRIBUTION OF THE CONTRACT

We have entered into a distribution arrangement with The Vanguard Group, Inc., through its wholly owned subsidiary, Vanguard Marketing Corporation, the principal distributor of the Contract. During the fiscal year ended December 31, 2005, each Portfolio, except the Total Stock Market Index Portfolio, incurred distribution and marketing expenses representing 0.02% (0.01% for the Balanced Portfolio, Growth Portfolio, and Total Bond Market Index Portfolio) of each Portfolio’s average net assets. These expenses are guaranteed not to exceed 0.02% of each Portfolio’s average month-end net assets. A complete description of the services provided by Vanguard Marketing Corporation is found in the “Management of the Fund” section in the Fund’s Statement of Additional Information. The principal business address for The Vanguard Group, Inc. is 100 Vanguard Boulevard, Malvern, PA 19355.

PERFORMANCE INFORMATION

Performance information for the Subaccounts, including the yield and effective yield of the Money Market Subaccount, the yield of the remaining Subaccounts, and the total return of all Subaccounts, may appear in reports or promotional literature to current or prospective Contract Owners. The yield and total return performance information presented below reflects the operations of the Subaccounts in connection with the individual variable annuity contracts offered prior to October 1, 1998 through First Providian Life & Health Insurance Company Separate Account B, which was acquired intact by AUSA Life Insurance Company, Inc.; the group variable annuity contracts offered October 1, 1998 to September 1, 2002 through AUSA Life Insurance Company, Inc. Separate Account B; and the currently offered individual variable annuity contracts offered through TFLIC Separate Account B. The individual variable annuity contracts offered prior to October 1, 1998 and the group variable annuity contracts are no longer for sale.

Subaccount Inception Dates

Where applicable, the following Subaccount inception dates are used in the calculation of performance figures: December 1, 1992 for the Money Market Subaccount; December 16, 1992 for the Equity Index Subaccount, the Balanced Subaccount, and the Total Bond Market Index Subaccount; June 7, 1993 for the Equity Income Subaccount and the Growth Subaccount; June 3, 1994 for the International Subaccount; June 3, 1996 for the High Yield Bond Subaccount and the Small Company Growth Subaccount; February 8, 1999 for the Diversified Value Subaccount and the Short-Term Investment-Grade Subaccount; February 9, 1999 for the Mid-Cap Index Subaccount and the REIT Index Subaccount; and May 1, 2003 for the Total Stock Market Index Subaccount and the Capital Growth Subaccount.

The underlying series of Vanguard Variable Insurance Fund in which the Mid-Cap Index Subaccount and the REIT Index Subaccount invest commenced operations on February 8, 1999 (and sold shares to these subaccounts on that day), but they held all of their assets in money market instruments until February 9, 1999, when performance measurement begins.

Portfolio Inception Dates

Where applicable, the following Portfolio inception dates are used in the calculation of performance figures: April 29, 1991 for the Equity Index Portfolio and Total Bond Market Index Portfolio; May 2, 1991 for the Money Market Portfolio; May 23, 1991 for the Balanced Portfolio; June 7, 1993 for the Equity Income Portfolio and the Growth Portfolio; June 3, 1994 for the International Portfolio; June 3, 1996 for the High Yield Bond Portfolio and Small Company Growth Portfolio; February 8, 1999 for the Diversified Value Portfolio and the Short-Term Investment-Grade Portfolio; February 9, 1999 for the Mid-Cap Index Portfolio and the REIT Index Portfolio; January 8, 2003 for the Total Stock Market Index Portfolio; and December 3, 2002 for the Capital Growth Portfolio.

Vanguard Variable Insurance Fund’s Mid-Cap Index Portfolio and REIT Index Portfolio commenced investment operations on February 8, 1999, but they held all of their assets in money market instruments until February 9, 1999, when performance measurement begins.

Money Market Subaccount Yields

Current yield for the Money Market Subaccount will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a pro-rata share of Subaccount expenses accrued over that period (the “base-period”), and stated as a percentage of the investment at the start of the base period (the “base period return”).

The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent.

Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [(Base Period Return +1)365/7] -1

The yield of the Money Market Subaccount for the 7-day period ended December 31, 2005, was 3.88%.

30-Day Yield for Non-Money Market Subaccounts

Quotations of yield for the remaining Subaccounts will be based on all investment income per Unit earned during a particular 30-day period, less expenses accrued during the period (“net investment income”), and will be computed by dividing net investment income by the value of a Unit on the last day of the period, according to the following formula:

YIELD = 2[(a - b + 1)[6] -1]
c x d

Where:

[a]	equals the net investment income earned during the period by the Series attributable to shares owned by a Subaccount

[b]	equals the expenses accrued for the period (net of reimbursements)

[c]	equals the average daily number of Units outstanding during the period

[d]	equals the maximum offering price per Accumulation Unit on the last day of the period

Yield on the Subaccount is earned from the increase in net asset value of shares of the Series in which the Subaccount invests and from dividends declared and paid by the Series, which are automatically reinvested in shares of the Series.

The yield of each Subaccount for the 30-day period ended December 31, 2005, is set forth below. Yields are calculated daily for each Subaccount. Premiums and discounts on asset-backed securities are not amortized.

Short-Term Investment-Grade Subaccount	4.23%
Total Bond Market Index Subaccount	4.48%
High Yield Bond Subaccount	6.50%
Balanced Subaccount	2.73%
Equity Income Subaccount	2.50%
Diversified Value Subaccount	2.12%
Total Stock Market Index Subaccount	1.63%
Mid-Cap Index Subaccount	0.70%
Equity Index Subaccount	1.44%
Growth Subaccount	0.16%
Capital Growth Subaccount	0.43%
Small Company Growth Subaccount	0.11%
International Subaccount	—
REIT Index Subaccount	— *

*	This dividend yield includes some payments that represent a return of capital by underlying REITs. The amount of the return of capital is determined by each REIT only after its fiscal year-end.

Standardized Average Annual Total Return

When advertising performance of the Subaccounts, the Company will show the “Standardized Average Annual Total Return,” calculated as prescribed by the rules of the SEC, for each Subaccount. The Standardized Average Annual Total Return is the effective annual compounded rate of return that would have produced the cash redemption value over the stated period had the performance remained constant throughout. The calculation assumes a single $1,000 payment made at the beginning of the period and full redemption at the end of the period. It reflects the deduction of all applicable sales loads or sales charges, the Annual Contract Maintenance Fee and all other Portfolio, Separate Account and Contract level charges except Premium Taxes, if any. The Company may assume the Individual Contract was in existence prior to its inception date in November 1992 (which is was not). After the Individual Contract’s inception date, the calculations will reflect actual Accumulation Unit Values. In calculating performance information, the Annual Contract Maintenance Fee is reflected as a percentage equal to the total amount of fees collected during a year divided by the total average net assets of the Portfolios during the same year. The fee is assumed to remain the same in each year of the applicable period. The fee is prorated to reflect only the remaining portion of the calendar year of purchase. Thereafter, the fee is deducted annually.

Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, three, five and 10 years (or, if less, up to the life of the Subaccount) and year-to-date, six months to date, month-to-date, and quarter-to-date, calculated pursuant to the formula:

P(1 + T)n = ERV

Where:

(1)	[P] equals a hypothetical Initial Premium Payment of $1,000

(2)	[T] equals an average annual total return

(3)	[n] equals the number of years

(4)	[ERV] equals the ending redeemable value of a hypothetical $1,000 Premium Payment made at the beginning of the period (or fractional portion thereof)

The following tables show the average annual total return for the Subaccounts for the period beginning at the inception of each Subaccount and ending on December 31, 2005.

Standardized Average Annual Total Return

For Period Ending December 31, 2005

Annual Step-Up Death Benefit Option

(Total Annual Separate Account Expenses: 0.42%)

	1 Year	3 years	5 Years	10 Years	Year to Date	Year Ended 12/31/05	Since Subaccount Inception*	Since Portfolio Inception**
Money Market Subaccount	2.75%	1.38%	1.84%	3.81%	2.75%	2.75%	3.51%	3.49%
Short Term Investment-Grade Subaccount	1.81%	2.18%	3.90%	—	1.81%	1.81%	4.18%	4.18%
Total Bond Market Index Subaccount	1.97%	3.09%	4.94%	5.10%	1.97%	1.97%	6.19%	5.80%
High Yield Bond Subaccount	2.32%	8.77%	5.97%	—	2.32%	2.32%	5.51%	5.51%
Balanced Subaccount	6.38%	12.24%	6.41%	12.69%	6.38%	6.38%	10.16%	10.34%
Equity Income Subaccount	3.70%	13.19%	3.62%	14.57%	3.710%	3.710%	10.13%	10.13%
Diversified Value Subaccount	7.17%	18.85%	7.51%	—	7.17%	7.17%	6.65%	6.65%
Total Stock Market Index Subaccount	5.68%	—	—	—	5.68%	5.68%	16.01%	16.01%
Equity Index Subaccount	4.36%	13.78%	-0.01%	16.39%	4.36%	4.36%	10.00%	9.86%
Mid-Cap Index Subaccount	13.51%	22.00%	8.82%	—	13.51%	13.51%	12.34%	12.34%
Growth Subaccount	11.03%	14.20%	-8.43%	16.43%	11.03%	11.03%	6.03%	6.03%
Capital Growth Subaccount	7.23%	—	—	—	7.23%	7.23%	19.22%	19.22%
Small Company Growth Subaccount	5.80%	19.51%	6.27%	—	5.82%	5.82%	11.96%	11.96%
International Subaccount	15.83%	22.77%	4.29%	13.07%	15.83%	15.83%	7.48%	7.48%
REIT Index Subaccount	11.37%	25.01%	17.57%	—	11.37%	11.37%	15.79%	15.79%

*	Refer to “Subaccount Inception Dates” under the “PERFORMANCE INFORMATION” section of this Statement of Additional Information.
**	Refer to “Portfolio Inception Dates” under the “PERFORMANCE INFORMATION” section of this Statement of Additional Information.

	Month to date	Quarter to date	6 Months to date
Money Market Subaccount	0.31%	0.88%	1.63%
Short-Term Investment-Grade Subaccount	0.54%	0.76%	0.94%
Total Bond Market Index Subaccount	0.96%	0.52%	-0.30%
High Yield Bond Subaccount	0.90%	1.07%	1.69%
Balanced Subaccount	0.81%	1.17%	5.45%
Equity Income Subaccount	0.18%	0.82%	3.58%
Diversified Value Subaccount	0.81%	-1.61%	2.65%
Total Stock Market Index Subaccount	0.10%	2.04%	6.05%
Equity Index Subaccount	0.00%	1.94%	5.48%
Mid-Cap Index Subaccount	1.29%	2.93%	9.41%
Growth Subaccount	0.43%	5.87%	11.91%
Capital Growth Subaccount	1.81%	4.19%	11.36%
Small Company Growth Subaccount	0.12%	2.89%	8.19%
International Subaccount	5.56%	4.53%	17.31%
REIT Index Subaccount	-0.13%	1.60%	5.09%

All total return figures reflect the deduction of the administrative charge, and the mortality and expense risk charge. The SEC requires that an assumption be made that the Contract Owner surrenders the entire Contract at the end of the 1-, 5- and 10-year periods (or, if less, up to the life of the Subaccount) for which performance is required to be calculated.

Performance information for a Subaccount may be compared, in reports and promotional literature, to: (i) the Standard & Poor’s 500 Stock Index (“S&P 500”), Dow Jones Industrial Average (“DJIA”), Donoghue Money Market Institutional Averages, or other indices that measure performance of a pertinent group of securities so that investors may compare a Subaccount’s results with those of a group of securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely-used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Accumulation Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolio of the Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

Reports and marketing materials may, from time to time, include information concerning the rating of Transamerica Financial Life Insurance Company as determined by A.M. Best, Moody’s, Standard & Poor’s or other recognized rating services. Reports and promotional literature may also contain other information including (i) the ranking of any Subaccount derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria, and (ii) the effect of tax deferred compounding on a Subaccount’s investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

ADDITIONAL PERFORMANCE MEASURES

Non-Standardized Cumulative Total Return and Non-Standardized Average Annual Total Return

The Company may show Non-Standardized Cumulative Total Return (i.e., the percentage change in the value of an Accumulation Unit) for one or more Subaccounts with respect to one or more periods. The Company may also show Non-Standardized Average Annual Total Return (i.e., the average annual change in Accumulation Unit Value) with respect to one or more periods. For one year and periods less than one year, the Non- Standardized Cumulative Total Return and the Non-Standardized Average Annual Total Return are effective annual rates of return and are equal. For both performance measures, the Company may assume the Individual Contract was in existence prior to its inception date in November 1992 (which it was not). After the Individual Contract’s inception date, the calculations will reflect actual Accumulation Unit Values. For periods greater than one year, the Non-Standardized Average Annual Total Return is the effective annual compounded rate of return for the periods stated. Because the value of an Accumulation Unit reflects the Separate Account and Portfolio expenses (see Fee Table in the Prospectus), the Non-Standardized Cumulative Total Return and Non-Standardized Average Annual Total Return also reflect these expenses. However, these percentages do not reflect the Annual Contract Maintenance Fee or Premium Taxes (if any), which, if included, would reduce the percentages reported by the Company.

Non-Standardized Cumulative Total Return

For Period Ending 12/31/2005

Annual Step-Up Death Benefit Option

(Total Annual Separate Account Expenses: 0.42%)

	Month to date	Quarter to date	6 Months to date	One Year	Since Subaccount Inception*	Since Portfolio Inception**
Money Market Subaccount	0.31%	0.88%	1.63%	2.75%	3.66%	3.62%
Short-Term Investment-Grade Subaccount	0.54%	0.76%	0.94%	1.92%	4.25%	4.25%
Total Bond Market Index Subaccount	0.96%	0.52%	-0.30%	1.98%	6.35%	5.93%
High Yield Bond Subaccount	0.90%	1.07%	1.69%	2.33%	5.59%	5.59%
Balanced Subaccount	0.81%	1.17%	5.45%	6.41%	10.35%	10.51%
Equity Income Subaccount	0.18%	0.82%	3.58%	3.72%	10.29%	10.29%
Diversified Value Subaccount	0.81%	-1.61%	2.65%	7.19%	6.72%	6.72%
Total Stock Market Index Subaccount	0.10%	2.04%	6.05%	5.71%	14.91%	14.91%
Equity Index Subaccount	0.00%	1.94%	5.48%	4.37%	10.18%	10.02%
Mid-Cap Index Subaccount	1.29%	2.93%	9.41%	13.55%	12.43%	12.43%
Growth Subaccount	0.43%	5.87%	11.91%	11.07%	6.17%	6.17%
Capital Growth Subaccount	1.81%	4.19%	11.36%	7.26%	16.85%	16.85%
Small Company Growth Subaccount	0.12%	2.89%	8.19%	5.84%	12.07%	12.07%
International Subaccount	5.56%	4.53%	17.31%	15.89%	7.60%	7.60%
REIT Index Subaccount	-0.13%	1.60%	5.09%	11.41%	15.89%	15.89%

*	Refer to “Subaccount Inception Dates” under the “PERFORMANCE INFORMATION” section of this Statement of Additional Information.
**	Refer to “Portfolio Inception Dates” under the “PERFORMANCE INFORMATION” section of this Statement of Additional Information.

Non-Standardized Average Annual Total Returns

For Period Ending 12/31/2005

Annual Step-Up Death Benefit Option

(Total Annual Separate Account Expenses: 0.42%)

	One Year	Three Year	Five Year	Since Subaccount Inception*	Since Portfolio Inception**
Money Market Subaccount	2.75%	1.39%	1.88%	3.66%	3.62%
Short-Term Investment-Grade Subaccount	1.92%	2.23%	3.97%	4.25%	4.25%
Total Bond Market Index Subaccount	1.98%	3.12%	5.00%	6.35%	5.93%
High Yield Bond Subaccount	2.33%	8.81%	6.02%	5.59%	5.59%
Balanced Subaccount	6.41%	12.29%	6.46%	10.35%	10.51%
Equity Income Subaccount	3.72%	13.24%	3.67%	10.29%	10.29%
Diversified Value Subaccount	7.19%	18.92%	7.57%	6.72%	6.72%
Total Stock Market Index Subaccount	5.71%	—	—	14.91%	14.91%
Equity Index Subaccount	4.37%	13.84%	0.02%	10.18%	10.02%
Mid-Cap Index Subaccount	13.55%	22.08%	8.89%	12.43%	12.43%
Growth Subaccount	11.07%	14.26%	-8.44%	6.17%	6.17%
Capital Growth Subaccount	7.26%	19.82%	—	16.85%	16.85%
Small Company Growth Subaccount	5.84%	19.58%	6.32%	12.07%	12.07%
International Subaccount	15.89%	22.85%	4.33%	7.60%	7.60%
REIT Index Subaccount	11.41%	25.10%	17.66%	15.89%	15.89%

*	Refer to “Subaccount Inception Dates” under the “PERFORMANCE INFORMATION” section of this Statement of Additional Information.
**	Refer to “Portfolio Inception Dates” under the “PERFORMANCE INFORMATION” section of this Statement of Additional Information.

Non-Standardized Total Return Year-to-Date

The Company may show Non-Standardized Total Return Year-to-Date as of a particular date, or simply Total Return YTD, for one or more Subaccounts with respect to one or more non-standardized base periods commencing at the beginning of a calendar year. Total Return YTD figures reflect the percentage change in actual Accumulation Unit Values during the relevant period. These percentages reflect a deduction for the Separate Account and Portfolio expenses, but do not include the Annual Contract Maintenance Fee or Premium Taxes (if any), which, if included, would reduce the percentages reported by the Company.

Non-Standardized Total Return Year-to-Date

For Period Ending 12/31/2005

Annual Step-Up Death Benefit Option

(Total Annual Separate Account Expenses: 0.42%)

Total Return YTD as of 12/31/2005
Money Market Subaccount	2.75%
Short-Term Investment-Grade Subaccount	1.92%
Total Bond Market Index Subaccount	1.98%
High Yield Bond Subaccount	2.33%
Balanced Subaccount	6.41%
Equity Income Subaccount	3.72%
Diversified Value Subaccount	7.19%
Total Stock Market Index Subaccount	5.71%
Equity Index Subaccount	4.37%
Mid-Cap Index Subaccount	13.55%
Growth Subaccount	11.07%
Capital Growth Subaccount	7.26%
Small Company Growth Subaccount	5.84%
International Subaccount	15.89%
REIT Index Subaccount	11.41%

Non Standardized One Year Return

The Company may show Non-Standardized One Year Return, for one or more Subaccounts with respect to one or more non-standardized base periods commencing at the beginning of a calendar year (or date of inception, if during the relevant year) and ending at the end of such calendar year. One Year Return figures reflect the percentage change in actual Accumulation Unit Values during the relevant period. These percentages reflect a deduction for the Separate Account and Portfolio expenses, but do not include the Annual Contract Maintenance Fee or Premium Taxes (if any), which if included would reduce the percentages reported by the Company.

Non-Standardized One Year Return

Annual Step-Up Death Benefit Option

(Total Annual Separate Account Expenses: 0.42%)

2005
Money Market Subaccount	2.75%
Short-Term Investment-Grade Subaccount	1.92%
Total Bond Market Index Subaccount	1.98%
High Yield Bond Subaccount	2.33%
Balanced Subaccount	6.41%
Equity Income Subaccount	3.72%
Diversified Value Subaccount	7.19%
Total Stock Market Index Subaccount	5.71%
Equity Index Subaccount	4.37%
Mid-Cap Index Subaccount	13.55%
Growth Subaccount	11.07%
Capital Growth Subaccount	7.26%
Small Company Growth Subaccount	5.84%
International Subaccount	15.89%
REIT Index Subaccount	11.41%

	2004	2003	2002	2001	2000	1999
Money Market Subaccount	0.84%	0.59%	1.38%	3.92%	6.04%	4.75%
Short-Term Investment-Grade Subaccount	1.64%	3.13%	5.91%	7.43%	7.74%	—
Total Bond Market Index Subaccount	3.77%	3.60%	7.93%	7.87%	10.85%	-1.23%
High Yield Bond Subaccount	8.07%	16.45%	1.20%	2.83%	-2.48%	2.46%
Balanced Subaccount	10.82%	20.03%	-7.06%	4.00%	9.93%	3.89%
Equity Income Subaccount	12.84%	24.02%	-14.07%	-3.94%	10.95%	-2.94%
Diversified Value Subaccount	19.96%	30.70%	-14.52%	0.33%	25.60%	—
Total Stock Market Index Subaccount	12.08%	—	—	—	—	—
Equity Index Subaccount	10.34%	28.05%	-22.37%	-12.43%	-9.47%	20.62%
Mid-Cap Index Subaccount	19.81%	33.64%	-14.95%	-0.95%	17.50%	—
Growth Subaccount	6.80%	25.71%	-36.12%	-32.26%	-20.44%	22.00%
Capital Growth Subaccount	17.13%	36.82%	—	—	—	—
Small Company Growth Subaccount	14.82%	40.65%	-24.30%	5.16%	15.37%	60.91%
International Subaccount	18.92%	34.46%	-17.52%	-19.04%	-7.12%	24.96%
REIT Index Subaccount	29.97%	35.06%	3.16%	11.71%	25.87%	—

	1998	1997	1996	1995	1994	1993
Money Market Subaccount	5.07%	5.12%	4.98%	5.42%	3.73%	2.55%
Short-Term Investment-Grade Subaccount	—	—	—	—	—	—
Total Bond Market Index Subaccount	7.87%	8.97%	3.09%	17.54%	-3.15%	8.91%
High Yield Bond Subaccount	3.63%	11.64%	—	—	—	—
Balanced Subaccount	11.61%	22.69%	15.79%	31.97%	-1.08%	12.69%
Equity Income Subaccount	17.19%	33.95%	18.25%	38.44%	-1.71%	—
Diversified Value Subaccount	—	—	—	—	—	—
Total Stock Market Index Subaccount	—	—	—	—	—	—
Equity Index Subaccount	28.25%	32.73%	22.41%	36.91%	0.67%	9.29%
Mid-Cap Index Subaccount	—	—	—	—	—	—
Growth Subaccount	40.32%	26.21%	26.45%	37.87%	3.82%	—
Capital Growth Subaccount	—	—	—	—	—	—
Small Company Growth Subaccount	7.52%	12.84%	—	—	—	—
International Subaccount	18.39%	2.91%	14.15%	15.43%	—	—
REIT Index Subaccount	—	—	—	—	—	—

SAFEKEEPING OF ACCOUNT ASSETS

Title to assets of the Separate Account is held by the Company. The assets are kept physically segregated and held separate and apart from the Company’s general account assets. Records are maintained of all purchases and redemptions of eligible Portfolio shares held by each of the Subaccounts.

CONFLICTS OF INTEREST WITH OTHER SEPARATE ACCOUNTS

The Portfolios may be made available to registered separate accounts offering variable annuity and variable life products of the Company or other insurance companies. Although the Company believes it is unlikely, a material conflict could arise between the interests of the Separate Account and one or more of the other participating separate accounts. In the event a material conflict does exist, the affected insurance companies agree to take any necessary steps, including removing their separate accounts from the Fund if required by law, to resolve the matter.

TAXES

The Company is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code. Since the Separate Account is not a separate entity from the Company and its operations form a part of the Company, the Separate Account will not be taxed separately as a “regulated investment company” under Subchapter M of the Internal Revenue Code. Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the Accumulated Value. Under existing federal income tax law, the Separate Account’s investment income, including realized net capital gains, is not taxed to the Company. The Company reserves the right to make a deduction for taxes should they be imposed with respect to such items in the future.

Under present laws, the Company will not incur New York state or local taxes. If there is a change in state or local tax laws, the Company may make charges for such taxes. The Company does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the Contracts. Based upon these expectations, no charge is currently being made to the Separate Account for corporate federal income taxes that may be attributable to the Separate Account.

The Company will periodically review the question of a charge to the Separate Account for corporate federal income taxes related to the Separate Account. Such a charge may be made in future years for any federal income taxes the Company incurs. This might become necessary if the Company ultimately determines that its tax treatment is not what it currently believes it to be, if there are changes in the federal income tax treatment of annuities at the corporate level, or if there is a change in the Company’s tax status. If the Company should incur federal income taxes attributable to investment income or capital gains retained as part of the reserves under the Contracts, the Accumulated Value of the Contract would be correspondingly adjusted by any provision or charge for such taxes.

STATE REGULATION OF THE COMPANY

The Company is subject to the laws of New York governing insurance companies and to regulation by the New York Department of Insurance. An annual statement in a prescribed form is filed with the Department of Insurance each year covering the operation of the Company for the preceding year and its financial condition as of the end of such year. Regulation by the Department of Insurance includes periodic examination to determine the Company’s contract liabilities and reserves so that the Department may determine if the items are correct. The Company’s books and accounts are subject to review by the Department of Insurance at all times. In addition, the Company is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by the Company or by its administrator, The Vanguard Group, Inc. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, the Company will mail to all Contract Owners at their last known address of record, at least semiannually, reports containing such information as may be required under that Act or by any other applicable law or regulation.

LEGAL MATTERS

The law firm of Morgan, Lewis & Bockius LLP, of Washington, D.C., has provided legal advice concerning the issue and sale of the Contract under the applicable federal securities laws.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The statutory-basis financial statements and schedules of Transamerica Financial Life Insurance Company and the audited financial statements of certain subaccounts of the Separate Account have been audited by Young LLP, Independent Registered Public Accounting Firm, Suite 3000, 801 Grand Avenue, Des Moines, Iowa 50309. The financial statements audited by Ernst & Young LLP are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The financial statements of the Separate Account at December 31, 2005 and for the periods disclosed in the financial statements, and the financial statements and schedules of Transamerica Financial Life Insurance Company at December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005, appearing herein, have been audited by Ernst & Young LLP, Suite 3000, 801 Grand Avenue, Des Moines, Iowa 50309, Independent Registered Public Accounting Firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

OTHER INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS

The audited financial statements of the subaccounts of the Separate Account which are available for investment by Vanguard Variable Annuity Contract Owners for the year ended December 31, 2005, including the Report of Independent Registered Public Accounting Firm thereon, are included in this Statement of Additional Information.

The audited statutory-basis financial statements of the Company as of December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005, including the Report of Independent Registered Public Accounting Firm thereon, which are also included in this Statement of Additional Information, should be distinguished from the financial statements of subaccounts of the Separate Account which are available for investment by Vanguard Variable Annuity Contract Owners and should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

FINANCIAL STATEMENTS AND SCHEDULES – STATUTORY BASIS

Transamerica Financial Life Insurance Company

Years Ended December 31, 2005, 2004, and 2003

Transamerica Financial Life Insurance Company

Financial Statements and Schedules – Statutory Basis

Years Ended December 31, 2005, 2004, and 2003

Report of Independent Registered Public Accounting Firm

The Board of Directors

Transamerica Financial Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Transamerica Financial Life Insurance Company (an indirect wholly owned subsidiary of AEGON N.V.) as of December 31, 2005 and 2004, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2005. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits. With respect to the statutory-basis balance sheet as of December 31, 2004, we did not audit the “separate account assets” and “separate account liabilities” included in the statutory-basis balance sheets of the Company. The separate account balance sheets were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to the data included for the separate accounts, is based solely upon the reports of the other auditors.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are also described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Transamerica Financial Life Insurance Company at December 31, 2005 and 2004, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2005.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Financial Life Insurance Company at December 31, 2005 and 2004, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2005, in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the financial statements, in 2003 Transamerica Financial Life Insurance Company changed its accounting for derivative instruments. Also as discussed in Note 2 to the financial statements, 2005 Transamerica Financial Life Insurance Company changed its accounting for investments in subsidiary, controlled, and affiliated entities as well as its accounting for transfers and servicing of financial assets and extinguishments of liabilities.

/s/ Ernst & Young LLP

February 17, 2006

Transamerica Financial Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Thousands, Except per Share Data)

	December 31
	2005	2004
Admitted assets
Cash and invested assets:
Bonds	$6,676,470	$6,689,617
Preferred stocks	5,318	5,318
Common stocks:
Affiliated entities (cost: 2005 - $685; 2004 - $529)	830	529
Unaffiliated (cost: 2005 - $68,912; 2004 - $28,990)	83,015	40,332
Mortgage loans on real estate	787,729	623,124
Policy loans	43,836	42,105
Receivable for securities	1,339	–
Cash and short-term investments	161,703	301,157
Other invested assets	34,448	39,025

Total cash and invested assets	7,794,688	7,741,207
Premiums deferred and uncollected	113,405	122,326
Accrued investment income	88,863	92,182
Federal and foreign income tax recoverable	7,358	12,989
Net deferred income tax asset	19,209	19,984
Reinsurance receivable	30,534	48,737
Other admitted assets	47,607	61,032
Separate account assets	8,410,849	7,691,859

Total admitted assets	$16,512,513	$15,790,316

	December 31
	2005	2004
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$855,900	$822,348
Annuity	5,715,721	5,764,854
Accident and health	26,190	26,683
Policy and contract claim reserves:
Life	88,384	85,415
Accident and health	13,366	14,490
Liability for deposit-type contracts	271,836	203,259
Other policyholders’ funds	945	901
Transfers to (from) separate accounts due or accrued	3,037	(1,295)
Remittances and items not allocated	113,427	77,806
Asset valuation reserve	79,968	67,682
Interest maintenance reserve	57,374	67,324
Funds held under coinsurance and other reinsurance treaties	29,469	27,986
Reinsurance in unauthorized companies	4,510	8,680
Commissions and expense allowances payable on reinsurance assumed	14,775	12,893
Payable for securities	886	113,727
Payable to affiliates	10,584	92,878
Provision for experience rating refunds	—	75
Other liabilities	14,882	24,308
Separate account liabilities	8,409,163	7,689,603

Total liabilities	15,710,417	15,099,617
Capital and surplus:
Common stock, $125 per share par value, 16,466 shares authorized, issued and outstanding	2,058	2,058
Preferred stock, $10 per share par value, 44,175 shares authorized, issued and outstanding	442	442
Paid-in surplus	600,100	600,100
Special surplus	3,526	2,794
Unassigned surplus	195,970	85,305

Total capital and surplus	802,096	690,699

Total liabilities and capital and surplus	$16,512,513	$15,790,316

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2005	2004	2003
Revenue:
Premiums and other considerations, net of reinsurance:
Life	$249,826	$297,947	$224,098
Annuity	2,213,609	1,783,627	1,441,336
Accident and health	58,083	56,235	46,013
Net investment income	420,913	418,428	410,239
Amortization of interest maintenance reserve	14,342	13,484	11,625
Commissions and expense allowances on reinsurance ceded	113,924	58,367	40,759
Income from fees associated with investment management, administration and contract guarantees for separate accounts	59,950	57,170	51,290
Reinsurance reserve adjustment	(8,546)	133,178	—
Other income	5,755	4,297	83

	3,127,856	2,822,733	2,225,443
Benefits and expenses:
Benefits paid or provided for:
Life and accident and health benefits	223,756	225,026	184,284
Surrender benefits	2,052,174	1,867,950	1,347,448
Other benefits	74,894	65,621	64,758
Increase (decrease) in aggregate reserves for policies and contracts:
Life	33,552	187,615	13,673
Annuity	(49,133)	36,907	246,082
Accident and health	(493)	(1,703)	5,004

	2,334,750	2,381,416	1,861,249
Insurance expenses:
Commissions	169,842	102,296	104,386
General insurance expenses	88,317	89,254	103,761
Taxes, licenses and fees	227	4,628	4,860
Net transfers to separate accounts	396,035	89,466	34,601
Other expenses	(11,653)	29,580	16,757

	642,768	315,224	264,365

Total benefits and expenses	2,977,518	2,696,640	2,125,614

Gain from operations before dividends to policyholders, federal income tax expense and net realized capital losses on investments	150,338	126,093	99,829
Dividends to policyholders	104	2	1

Gain from operations before federal income tax expense and net realized capital losses on investments	150,234	126,091	99,828
Federal income tax expense	31,920	16,249	5,465

Gain from operations before net realized capital losses on investments	118,314	109,842	94,363
Net realized capital losses on investments (net of related federal income taxes and amounts transferred to interest maintenance reserve)	(1,608)	(30,520)	(16,419)

Net income	$116,706	$79,322	$77,944

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and

Surplus – Statutory Basis

(Dollars in Thousands)

	Common Stock	Preferred Stock	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus
Balance at January 1, 2003	$2,058	$442	$600,100	$2,226	$8,614	$613,440
Net income	—	—	—	321	77,623	77,944
Change in unrealized capital gains/losses	—	—	—	—	19,293	19,293
Change in nonadmitted assets	—	—	—	—	(14,190)	(14,190)
Change in liability for reinsurance in unauthorized companies	—	—	—	—	(1,738)	(1,738)
Change in net deferred income tax asset	—	—	—	—	(31,063)	(31,063)
Change in asset valuation reserve	—	—	—	—	(30,691)	(30,691)
Net change in surplus in separate accounts	—	—	—	—	(4,053)	(4,053)
Reinsurance transaction	—	—	—	—	(2,621)	(2,621)

Balance at December 31, 2003	2,058	442	600,100	2,547	21,174	626,321
Net income	—	—	—	247	79,075	79,322
Change in nonadmitted assets	—	—	—	—	(5,821)	(5,821)
Change in unrealized capital gains/losses	—	—	—	—	9,073	9,073
Change in liability for reinsurance in unauthorized companies	—	—	—	—	202	202
Change in asset valuation reserve	—	—	—	—	(12,493)	(12,493)
Change in net deferred income tax asset	—	—	—	—	(6,924)	(6,924)
Reinsurance transactions	—	—	—	—	(2,620)	(2,620)
Net change in surplus in separate account	—	—	—	—	2,817	2,817
Contributed surplus related to stock appreciation rights plan of indirect parent	—	—	822	—	—	822

Balance at December 31, 2004	$2,058	$442	$600,922	$2,794	$84,483	$690,699

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and

Surplus – Statutory Basis (continued)

(Dollars in Thousands)

	Common Stock	Preferred Stock	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus
Balance at December 31, 2004	$2,058	$442	$600,922	$2,794	$84,483	$690,699
Net income	—	—	—	732	115,974	116,706
Change in nonadmitted assets	—	—	—	—	43,676	43,676
Change in unrealized capital gains/losses	—	—	—	—	(5,505)	(5,505)
Change in liability for reinsurance in unauthorized companies	—	—	—	—	4,170	4,170
Change in asset valuation reserve	—	—	—	—	(12,286)	(12,286)
Change in net deferred income tax asset	—	—	—	—	(28,493)	(28,493)
Reinsurance transactions	—	—	—	—	(2,620)	(2,620)
Dividend to stockholder	—	—	—	—	(5,000)	(5,000)
Contributed surplus related to stock appreciation rights plan of indirect parent	—	—	749	—	—	749

Balance at December 31, 2005	$2,058	$442	$601,671	$3,526	$194,399	$802,096

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2005	2004	2003
Operating activities
Premiums collected, net of reinsurance	$2,535,755	$2,104,038	$1,695,315
Net investment income	445,613	439,891	434,201
Miscellaneous income	168,131	111,931	93,575
Benefit and loss related payments	(2,303,367)	(2,134,730)	(1,603,964)
Net transfers from separate account	(391,702)	(73,106)	(33,094)
Commissions, expenses paid and aggregate write-ins for deductions	(249,330)	(232,188)	(333,179)
Dividends paid to policyholders	(104)	(2)	(4)
Federal and foreign income taxes paid	(30,924)	(27,108)	(13,951)

Net cash provided by operating activities	174,072	188,726	238,899
Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	3,235,404	3,747,320	6,201,778
Stocks	59,140	19,478	30,159
Mortgage loans	123,334	156,600	32,160
Real estate	—	—	330
Other invested assets	10,162	14,770	4,651
Miscellaneous proceeds	1,138	142,082	57,626

Total investment proceeds	3,429,178	4,080,250	6,326,704
Cost of investments acquired:
Bonds	(3,240,283)	(4,056,614)	(6,330,353)
Stocks	(92,910)	(20,585)	(22,128)
Mortgage loans	(288,647)	(160,660)	(199,292)
Other invested assets	(11,942)	(8,489)	(16,810)
Miscellaneous applications	(121,609)	(28,103)	(83,771)

Total cost of investments acquired	(3,755,391)	(4,274,451)	(6,652,354)
Net (increase) decrease in policy loans	(1,732)	527	(2,723)

Net cost of investments acquired	(3,757,123)	(4,273,924)	(6,655,077)

Net cash used in investing activities	(327,945)	(193,674)	(328,373)

Transamerica Financial Life Insurance Company

Statements of Cash Flow – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2005	2004	2003
Financing and miscellaneous activities
Net deposits on deposit-type contracts and other insurance liabilities	$56,797	$103,496	$(133,305)
Dividends to stockholders	(5,000)	—	—
Other cash provided (used)	(37,378)	37,590	27,991

Net cash provided by (used in) financing and miscellaneous activities	14,419	141,086	(105,314)

Net increase (decrease) in cash and short-term investments	(139,454)	136,138	(194,788)
Cash and short-term investments:
Beginning of year	301,157	165,019	359,807

End of year	$161,703	$301,157	$165,019

See accompanying notes.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies

Organization

Transamerica Financial Life Insurance Company (the Company) is a stock life insurance company and is majority owned by AEGON USA, Inc. (AEGON) and minority owned by Transamerica Occidental Life Insurance Company (TOLIC). Both AEGON and TOLIC are indirect, wholly owned subsidiaries of AEGON N.V., a holding company organized under the laws of The Netherlands.

On April 1, 2003, the Company was formed through the completion of a statutory merger between AUSA Life Insurance Company and Transamerica Life Insurance Company of New York, affiliated companies. The accompanying financial statements for periods prior to the merger have been restated in conformity with Statement of Statutory Accounting Principles (SSAP) No. 68. As such, this statutory merger was accounted for in a manner similar to the pooling of interest method of accounting and, accordingly, the historical book values of both entities were carried forward to the Company. The accompanying financial information is not necessarily indicative of the results that would have been recorded had the merger actually occurred prior to April 1, 2003, nor is it necessarily indicative of future results.

Nature of Business

The Company primarily sells fixed and variable pension and annuity products, group life coverages, life insurance, investment contracts, structured settlements and guaranteed interest contracts and funding agreements. The Company is licensed in 50 states and the District of Columbia. Sales of the Company’s products are primarily through brokers.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of New York, which practices differ from U.S. generally accepted accounting principles (GAAP). The more significant variances from GAAP are:

Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or market value based on their rating by the National Association of Insurance Commissioners (NAIC); for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income for those designated as available-for-sale.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to fair value. If high credit quality securities are adjusted, the retrospective method is used.

Derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of capital and surplus rather than to income as required for fair value hedges.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the “interest maintenance reserve” (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The “asset valuation reserve” (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

Nonadmitted Assets: Certain assets designated as “nonadmitted” are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheets.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Interest on these policies is reflected in other benefits. Under GAAP, for universal life, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

Deferred Income Taxes: Deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within one year of the balance sheet date or 10 percent of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. The remaining deferred income tax assets are non- admitted. Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in future years, and a valuation allowance is established for deferred income tax assets not expected to be realizable.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred income tax assets and net positive goodwill. Excess goodwill is non admitted. Goodwill is amortized over ten years. Under GAAP, goodwill is not amortized but is subject to an assessment for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.

Statements of Cash Flow: Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

The effects of the foregoing variances on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

Other significant accounting practices are as follows:

Investments

Investments in bonds, except those to which the Securities Valuation Office (SVO) of the NAIC has ascribed a designation of an NAIC 6, are reported at amortized cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments, except for those with an NAIC designation of 6 which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

Investments in preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or fair value as determined by the SVO and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Common stocks of unaffiliated companies are reported at fair value and the related net unrealized capital gains (losses) are reported in unassigned surplus along with an adjustment for federal income taxes.

At December 31, 2005, common stocks of noninsurance subsidiaries are accounted for based on audited GAAP equity.

At December 31, 2004, the Company’s noninsurance subsidiaries, which have no significant ongoing operations other than for the Company and its affiliates, are reported based on the underlying GAAP equity adjusted to a statutory basis plus the admitted portion of goodwill. All other noninsurance subsidiaries are accounted for based on GAAP equity.

The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realizable value and a realized loss is recognized.

Policy loans are reported at unpaid principal balances and other “admitted assets” are valued principally at cost.

The Company has minor ownership interests in limited partnerships. The Company carries these interests based on its interest in the underlying GAAP equity of the investee. The Company did not recognize any impairment write-down for its investments in limited partnerships during the years ended December 31, 2005, 2004 and 2003.

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and nonredeemable preferred stocks are credited or charged to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 2005 and 2004, the Company excluded investment income due and accrued of $346 and $154, respectively, with respect to such practices.

The carrying values of all investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in fair value that is other than temporary, the carrying value of the investment is reduced to its fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments.

For dollar reverse repurchase agreements, the Company receives cash collateral in an amount at least equal to the market value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral will be invested as needed or used for general corporate purposes of the Company. The Company had no outstanding dollar reverse repurchase agreements as of December 31, 2005.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

Derivative Instruments

Swaps that are designated in hedging relationships and meet hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, on the financial statements with any premium or discount amortized into income over the life of the contract. For foreign currency swaps, the foreign currency translation adjustment is recorded as unrealized gain/loss in unassigned surplus. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Options are marked to fair value in the balance sheet and the fair value adjustment is recorded in the statement of operations. Futures are marked to market on a daily basis and a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financials statements.

A replication transaction is a derivative transaction, generally a credit default swap, entered into in conjunction with a cash instrument that is used to reproduce the investment characteristics of an otherwise permissible investment. For replication transactions, a premium is received by the Company on a periodic basis and recognized in investment income as earned. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions.

The carrying amount of derivative instruments is included in other invested assets on the balance sheet. As of December 31, 2005 and 2004, derivatives in the amount of $3,142 and $6,652, respectively, were reflected in other invested assets.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the policies. Considerations received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by the Department of Insurance of the State of New York.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. On group annuity deposit funds not involving life contingencies, tabular interest has been determined by adjusting the interest credited to group annuity deposits. On other funds not involving life contingencies, tabular interest has been determined by formula.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, and 1980 Commissioners’ Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.0% to 6.0% and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioners’ Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioners’ Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 3.5% to 8.25% and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with a cash settlement option, on a change in fund basis, according to the Commissioners’ Annuity Reserve Valuation Method.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements, and other annuity contracts. Deposits and withdrawals received on these contracts are recorded as a direct increase or decrease to the liability balance, and are not reflected as premiums, benefits, or changes in reserves in the statement of operations.

Separate Accounts

Separate accounts held by the Company represent funds which are administered for pension plans. The assets in the managed separate accounts consist of common stock, long-tem bonds, real estate and short-term investments. The non-managed separate accounts are invested by the Company in a corresponding portfolio of Diversified Investors Portfolios. The portfolios are registered under the Investment Company Act of 1940, as amended as open-ended, diversified, management investment companies.

Except for some guaranteed separate accounts, which are carried at amortized cost, the assets are carried at market value. With the exception of some guaranteed separate accounts, the investment risks associated with market value changes are borne entirely by the policyholder. Some of the guaranteed separate accounts provide a guarantee of principal and some include an interest guarantee of 3% or less, so long as the contract is in effect. Separate account asset performance less than guaranteed requirements is transferred from the general account and reported in the statements of operations.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

Assets held in trust for purchases of separate account contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. Income and gains and losses with respect to these assets accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The Company received variable contract premiums of $1,594,964, $1,232,466, and $999,208 in 2005, 2004, and 2003, respectively. In addition, the Company received $59,950, $57,170, and $51,290, in 2005, 2004 and 2003, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and will be amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

Stock Option Plan and Stock Appreciation Rights Plans

Prior to 2002 and in 2005, AEGON N.V. sponsored a stock option plan for eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus.

The Company’s employees participate in various stock appreciation rights (SAR) plans issued by the Company’s indirect parent. In accordance with SSAP No. 13, Stock Options and Stock Purchase Plans, the expense related to these plans for the Company’s employees has been charged to the Company, with an offsetting amount credited to capital and surplus. The Company recorded an expense of $587 and $822 for the year ended December 31, 2005 and 2004, respectively. In addition, the Company recorded an adjustment to capital and surplus for the tax affected portion of the income tax expense recorded for these plans over and above the amount reflected in the statement of operations in the amount of $162 and $0, for years ended December 31, 2005 and 2004, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

Reclassifications

Certain reclassifications have been made to the 2004 and 2003 financial statements to conform to the 2005 presentation.

2. Accounting Changes

Effective January 1, 2003, the Company adopted SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities. In accordance with SSAP No. 86, derivative instruments that qualify for special hedge accounting are valued and reported in a manner consistent with the hedged asset or liability. To qualify for special hedge accounting, the Company must maintain specific documentation regarding the risk management objectives of the hedge and demonstrate on an ongoing basis that the hedging relationship remains highly effective. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value and the changes in the fair value are recorded as unrealized gains and losses through unassigned surplus. This change in accounting principle had a net zero impact on unassigned surplus as of January 1, 2003.

Effective January 1, 2005, the Company adopted SSAP No. 88, Investments in Subsidiary, Controlled, and Affiliated Entities (SCA entities). According to SSAP No. 88, noninsurance subsidiaries are carried at audited GAAP equity. Prior to 2005, the Company’s investments in noninsurance subsidiaries were reported in accordance with SSAP No. 46 and carried at statutory equity. The cumulative effect is the difference between the amount of capital and surplus that would have been reported on January 1, 2005 if the new accounting principle had been applied retroactively for prior periods. This change of accounting principle had no impact on unassigned surplus as of January 1, 2005.

Effective January 1, 2005, the Company adopted SSAP No. 91, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. SSAP No. 91 addresses, among other things, the criteria that must be met in order to account for certain asset transfers as sales rather than collateralized borrowings. Transfers impacted by SSAP No. 91 that the Company engages in include securities lending, repurchase and reverse repurchase agreements and dollar reverse repurchase agreements. In accordance with SSAP No. 91, if specific criteria are met, reverse repurchase agreements and dollar reverse repurchase agreements are accounted for as collateralized borrowings, and repurchase agreements accounted for as collateralized lending. The cumulative effect of the adoption of this SSAP is the difference between the amount of capital and surplus that would have been reported on January 1, 2005 if the new accounting principle had been

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

2. Accounting Changes (continued)

applied retroactively for prior periods. This change of accounting principle had no impact on unassigned surplus as of January 1, 2005.

3. Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash and short-term investments: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.

Investment securities: Fair values for bonds and preferred stocks are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values of unaffiliated common stock are based on quoted market prices.

Mortgage loans on real estate and policy loans: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans is assumed to equal its carrying amount.

Interest rate swaps and credit swaps: Estimated fair values of interest rate swaps and credit swaps are based on the pricing models or formulas using current assumptions.

Separate account assets: The fair values of separate account assets are based on quoted market prices.

Investment contracts: Fair values for the Company’s liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Separate account annuity liabilities: The fair value of separate account annuity liabilities approximate the market value of the separate account assets.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

3. Fair Values of Financial Instruments (continued)

Fair values for the Company’s insurance contracts other than investment contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The following sets forth a comparison of the fair values and carrying amounts of the Company’s financial instruments:

	December 31
	2005		2004
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Admitted assets
Cash and short-term investments	$161,703	$161,703	$301,157	$301,157
Bonds	6,676,470	6,714,585	6,689,617	6,903,234
Preferred stocks	5,318	5,972	5,318	6,339
Common stocks, unaffiliated	83,015	83,015	40,332	40,332
Mortgage loans on real estate	787,729	815,648	623,124	664,596
Policy loans	43,836	43,836	42,105	42,105
Interest rate swaps	3,142	(2,279)	6,652	5,194
Credit default swaps	—	118	—	148
Separate account assets	8,410,849	8,406,644	7,691,859	7,699,891
Liabilities
Investment contract liabilities	5,742,922	5,636,246	5,736,925	5,660,293
Separate account annuity liabilities	8,239,242	8,215,877	7,554,758	7,550,836

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

4. Investments

The carrying amounts and estimated fair values of investments in bonds and preferred stocks were as follows:

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses Less Than 12 Months	Estimated Fair Value
December 31, 2005
Bonds:
United States Government and agencies	$182,618	$2,893	$774	$1,116	$183,621
State, municipal and other government	179,945	15,948	3,446	305	192,142
Public utilities	560,805	16,091	2,357	3,503	571,036
Industrial and miscellaneous	3,869,758	89,228	20,189	29,052	3,909,745
Mortgage-backed and asset-backed securities	1,883,344	10,555	19,724	16,134	1,858,041

	6,676,470	134,715	46,490	50,110	6,714,585
Redeemable preferred stocks	5,318	707	53	—	5,972

	$6,681,788	$135,422	$46,543	$50,110	$6,720,557

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses Less Than 12 Months	Estimated Fair Value
December 31, 2004
Bonds:
United States Government and agencies	$190,905	$2,853	$469	$490	$192,799
State, municipal and other government	195,084	15,270	1,413	3,165	205,776
Public utilities	559,145	31,717	509	809	589,544
Industrial and miscellaneous	4,001,349	182,288	3,327	11,273	4,169,037
Mortgage-backed and asset-backed securities	1,743,134	23,969	14,178	6,847	1,746,078

	6,689,617	256,097	19,896	22,584	6,903,234
Redeemable preferred stocks	5,318	1,024	—	3	6,339

	$6,694,935	$257,121	$19,896	$22,587	$6,909,573

At December 31, 2005, the Company held bonds with a carrying value of $6,644 and amortized cost of $9,283 that have an NAIC rating of 6 which are not considered to be other than temporarily impaired. These securities are carried at the lower of amortized cost or fair value, and any write-down to fair value has been recorded directly to unassigned surplus.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

4. Investments (continued)

At December 31, 2005, for securities that have been in a continuous loss position greater than or equal to twelve months, the Company held 211 securities with a carrying value of $1,003,665 and an unrealized loss of $46,543 with an average price of 95.4 (NAIC market value/amortized cost). Of this portfolio, 92.25% was investment grade with associated unrealized losses of $32,833.

At December 31, 2005, for securities that have been in an unrealized loss position for less than twelve months, the Company held 536 securities with a carrying value of $2,729,270 and an unrealized loss of $50,110 with an average price of 98.2 (NAIC market value/amortized cost). Of this portfolio, 94.1% was investment grade with associated unrealized losses of $43,549.

The Company closely monitors below investment grade holdings and those investment grade issuers and industry sectors where the Company has concerns. Securities in unrealized loss positions that are considered other than temporary are written down to fair value. The Company considers relevant facts and circumstances in evaluating whether the impairment is other than temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; and (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying value. Additionally, financial condition, near-term prospects of the issuer, nationally recognized credit rating changes and cash flow trends and underlying levels of collateral, for asset-backed securities only, are monitored.

The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other than temporarily impaired.

The estimated fair value of bonds and redeemable preferred stocks with unrealized losses is as follows:

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2005
Bonds:
United States Government and agencies	$17,841	$92,821	$110,662
State, municipal and other government	8,494	26,975	35,469
Public utilities	58,904	209,406	268,310
Industrial and miscellaneous	513,592	1,368,194	1,881,786
Mortgage and other asset-backed securities	357,233	981,764	1,338,997

	956,064	2,679,160	3,635,224
Redeemable preferred stocks	1,058	—	1,058

	$957,122	$2,679,160	$3,636,282

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

4. Investments (continued)

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2004
Bonds:
United States Government and agencies	$16,139	$74,448	$90,587
State, municipal and other government	13,585	14,280	27,865
Public utilities	20,669	50,450	71,119
Industrial and miscellaneous	87,318	715,974	803,292
Mortgage and other asset-backed securities	126,185	696,886	823,071

	263,896	1,552,038	1,815,934
Redeemable preferred stocks	—	1,109	1,109

	$263,896	$1,553,147	$1,817,043

The carrying amounts and estimated fair values of bonds at December 31, 2005, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying Amount	Estimated Fair Value
Due in one year or less	$535,596	$536,942
Due after one year through five years	2,278,938	2,285,491
Due after five years through ten years	1,314,400	1,315,823
Due after ten years	664,192	718,288

	4,793,126	4,856,544
Mortgage-backed and asset-backed securities	1,883,344	1,858,041

	$6,676,470	$6,714,585

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

4. Investments (continued)

A detail of net investment income is presented below:

	Year Ended December 31
	2005	2004	2003
Income on bonds and notes	$375,439	$368,224	$377,770
Mortgage loans on real estate	44,412	45,108	37,264
Real estate	—	—	(35)
Dividends on common and preferred stocks	630	622	546
Interest on policy loans	2,668	2,607	1,546
Derivative instruments	7,643	13,795	7,942
Other	9,723	3,650	(50)

Gross investment income	440,515	434,006	424,983
Less investment expenses	19,602	15,578	14,744

Net investment income	$420,913	$418,428	$410,239

Proceeds from sales and maturities of bonds and related gross realized gains and losses were as follows:

	Year Ended December 31
	2005	2004	2003
Proceeds	$3,235,404	$3,747,320	$6,201,778

Gross realized gains	$28,637	$40,825	$133,470
Gross realized losses	(24,203)	(33,904)	(45,314)

Net realized gains	$4,434	$6,921	$88,156

Gross realized losses include $3,842, $10,774, and $17,443 related to losses recognized on other than temporary declines in market values of bonds for the years ended December 31, 2005, 2004 and 2003, respectively.

At December 31, 2005, investments with an aggregate carrying amount of $3,499 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

4. Investments (continued)

Net realized capital gains (losses) on investments and change in unrealized capital gains and losses are summarized below:

	Realized
	Year Ended December 31
	2005	2004	2003
Bonds	$4,434	$6,921	$88,156
Common stocks	6,257	2,395	4,653
Preferred stocks	50	49	(244)
Cash and short-term investments	—	—	(1)
Mortgage loans on real estate	2,460	—	—
Real estate	—	—	91
Derivative instruments	(6,760)	(28,525)	(44,359)
Other invested assets	1,138	1,412	1,319

	7,579	(17,748)	49,615
Federal income tax effect	(4,795)	(4,753)	(3,097)
Transfer to interest maintenance reserve	(4,392)	(8,019)	(62,935)

Net realized capital losses on investments	$(1,608)	$(30,520)	$(16,419)

	Changes in Unrealized
	Year Ended December 31
	2005	2004	2003
Bonds	$(1,717)	$(484)	$13,413
Preferred stocks	—	—	324
Common stocks	2,906	3,477	5,738
Mortgage loans on real estate	—	—	(422)
Derivative instruments	(3,970)	9,170	6
Other invested assets	(2,724)	(3,090)	234

Change in unrealized capital gains/losses	$(5,505)	$9,073	$19,293

Gross unrealized gains (losses) in common stocks were as follows:

	December 31
	2005	2004
Unrealized gains	$14,781	$11,361
Unrealized losses	(533)	(19)

Net unrealized gains	$14,248	$11,342

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

4. Investments (continued)

During 2005, the Company issued mortgage loans with interest rates ranging from 4.66% to 7.23%. The maximum percentage of any one loan to the value of the underlying real estate at origination was 82%. The Company has a mortgage or deed of trust on the property thereby creating a lien, which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents. The Company requires all mortgage loans to carry fire insurance equal to the value of the underlying property. As of December 31, 2005, the Company had no mortgage loans with interest more than 180 days overdue.

The recorded investment in restructured securities as of December 31, 2005 and 2004 was $1,417 and $1,752, respectively. There were no capital losses taken as a direct result of restructures in 2005 and 2004. The Company often has impaired a security prior to the restructure date. These impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

There were no investments in loans for which an impairment has been recognized in accordance with SSAP No. 36, Troubled Debt Restructuring, as of December 31, 2005 and 2004. There were no commitments to lend additional funds to debtors owing receivables whose terms have been modified in a troubled debt restructuring for either 2005 or 2004.

The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

	Year Ended December 31
	2005	2004	2003
Balance at beginning of period	$—	$850	$—
Additions, net charged to operations	400	—	850
Reduction due to write-downs charged against the allowance	400	—	—
Recoveries in amounts previously charged off	—	850	—

Balance at end of period	$—	$—	$850

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

4. Investments (continued)

During 2005, 2004, and 2003, there were no mortgage loans that were foreclosed and transferred to real estate. At December 31, 2005 and 2004, the Company held a mortgage loan loss reserve in the AVR of $5,775 and $5,920, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution

	December 31,
	2005	2004
Mountain	22%	15%
Pacific	21	21
South Atlantic	20	26
E. North Central	14	17
Mid-Atlantic	9	10
W. South Central	7	7
W. North Central	3	—
New England	2	3
E. South Central	2	1

Property Type Distribution

	December 31,
	2005	2004
Industrial	32%	28%
Office	23	29
Retail	20	19
Apartment	8	6
Agricultural	6	8
Medical	6	6
Other	5	4

The Company uses interest rate swaps to reduce market risk in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. An interest rate swap is an arrangement whereby two parties (counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay each other is an agreed-upon period interest rate multiplied by an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. All swap transactions are entered into pursuant to master agreements providing for a single net payment to be made by one counterparty at each due date.

Under exchange traded currency futures and options, the Company agrees to purchase a specified number of contracts with other parties and to post variation margins on a daily basis in an amount equal to the difference in the daily market values of those contracts. The parties with whom the Company enters into exchange traded futures and options are regulated futures commissions merchants who are members of a trading exchange.

The Company replicates investment grade corporate bonds by combining a AAA rated security with a credit default swap which, in effect, converts the high quality asset into a lower rated investment grade asset. Using the swap market to replicate credit enables the Company to enhance the relative values and ease the execution of larger transactions in a shortened time frame. A premium is received by the Company on a periodic basis and recognized in investment income. At December 31, 2005 and 2004, the Company had replicated assets with a fair value of $22,557 and $16,273, respectively, and credit default swaps with a fair value of $118 and $148, respectively. During the years ended December 31, 2005, 2004, and 2003, the Company did not recognize any capital losses related to replication transactions.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

4. Investments (continued)

The Company is exposed to credit related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparty to fail to meet their obligations given their high credit rating of ‘A’ or better. At December 31, 2005, the fair value of all contracts, aggregated at a counterparty level, with a positive fair value amounted to $6,132.

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, the Company is required to post assets. At December 31, 2005, the fair value of all contracts, aggregated at a counterparty level, with a negative fair value amounted to $8,412.

For the years ended December 31, 2005 and 2004, the Company recorded unrealized gains (losses) of $5,208 and $(445), respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus.

The Company did not recognize any unrealized gains or losses during 2005 or 2004 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

These instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

At December 31, 2005 and 2004, the Company’s outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	December 31
	2005	2004
Derivative securities:
Interest rate swaps:
Receive fixed – pay floating	$694,500	$637,400
Receive floating– pay fixed	126,495	83,724

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

4. Investments (continued)

Beginning in 2003, the Company utilized futures contracts to hedge against changes in market conditions. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, the Company agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Company as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the values of the contracts are recognized as realized gains or losses. When the contracts are closed, the Company recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Company’s cost basis in the contract. The Company recognized net realized losses from futures contracts in the amount of $9,313, $38,933, and $42,371 for the years ending December 31, 2005, 2004, and 2003, respectively.

Open futures contracts at December 31, 2005, and 2004, were as follows:

Number of Contracts	Contract Type	Opening Market Value	Year-End Market Value
December 31, 2005:
440	S&P Futures	$140,277	$138,028
December 31, 2004:
720	S&P Futures	$214,597	$218,466

5. Reinsurance

The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

5. Reinsurance (continued)

Premiums earned reflect the following reinsurance assumed and ceded amounts for the years ended December 31:

	Year Ended December 31
	2005	2004	2003
Direct premiums	$2,347,306	$1,909,566	$1,555,246
Reinsurance assumed	829,457	553,981	516,747
Reinsurance ceded	(655,245)	(325,738)	(360,546)

Net premiums earned	$2,521,518	$2,137,809	$1,711,447

Premiums ceded to affiliates for the years ended December 31, 2005, 2004 and 2003 were $419,882, $85,088, and $59,381, respectively. Aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded to affiliates at December 31, 2005 and 2004 of $602,620 and $252,957, respectively.

The Company received reinsurance recoveries in the amounts of $308,910, $232,177, and $273,067 during 2005, 2004, and 2003, respectively. At December 31, 2005 and 2004, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $50,331 and $46,426, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded December 31, 2005 and 2004 of $874,328 and $521,527, respectively.

During 2002, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd. (TIRE), an affiliate of the Company. Under the terms of this transaction, the Company ceded certain traditional life insurance contracts. The net of tax impact from the cession of inforce business was $9,953, which was credited directly to unassigned surplus. During 2005, 2004 and 2003, the Company has amortized $995, $996 and $996, respectively, into earnings with a corresponding charge to unassigned surplus.

During 2005, the Company executed novation agreements associated with 18 reinsurance treaties from an affiliated entity, Transamerica International Re (Bermuda) Ltd. As a result of the novations, $181,147 of statutory reserves was assumed. Subsequently, the Company entered into a reinsurance agreement to cede these risks back to Transamerica International Re (Bermuda) Ltd. These transactions occurred with no gain or loss in the statement of operations or capital and surplus.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

5. Reinsurance (continued)

Effective December 31, 2004, the Company executed a novation agreement related to six reinsurance treaties from TIRE. As a result of this novation, $15,922 of statutory reserves were assumed. Subsequently, the Company entered into a reinsurance agreement to cede these risks back to TIRE. Both transactions occurred with no gain or loss in the statement of operations or capital and surplus.

During 2001, the Company assumed certain traditional life insurance contracts from Transamerica Occidental Life Insurance Company, an affiliate. The Company recorded goodwill of $14,280 related to this transaction. The related amortization was $1,433 during 2005, 2004 and 2003. The remaining goodwill balance has been non-admitted at December 31, 2005 and 2004.

During 2001, the Company entered into an indemnity reinsurance agreement on an inforce block of business with an unaffiliated company. The net of tax impact of $6,500 related to this transaction has been recorded directly to unassigned surplus. Subsequent to the initial gain, the Company has amortized $1,625 into earnings during 2005, 2004, and 2003 with a corresponding charge to unassigned surplus.

During 2004, the Company reclassified a universal life reinsurance contract that was previously treated as a funds withheld treaty to a modified coinsurance treaty. This change resulted in $133,178 being reclassified in the 2004 balance sheet and statement of operations. The balance sheet reclassification moved the related liability from funds held under coinsurance and other reinsurance treaties to aggregate reserves for policies and contracts. In the statement of operations, this change increased the reinsurance reserve adjustment with an offsetting amount impacting the increase (decrease) in aggregate reserves for policies and contracts. The transaction did not have any income or capital and surplus impacts.

6. Income Taxes

The components of the net deferred income tax asset are comprised of the following:

	December 31
	2005	2004
Deferred tax components:
Gross deferred income tax assets	$85,649	$89,657
Gross deferred income tax liabilities	(37,244)	(12,759)
Deferred income tax assets nonadmitted	(29,196)	(56,914)

Net deferred income tax asset	$19,209	$19,984

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

6. Income Taxes (continued)

The components of deferred taxes amounts are as follows:

	December 31
	2005	2004
Deferred income tax assets:
Nonadmitted assets	$12,827	$19,563
Deferred acquisition costs	19,086	22,530
Reserves	31,521	24,037
§197 intangible amortization	11,536	15,410
Unrealized capital losses	7,145	6,145
Other	3,534	1,972

Total deferred income tax assets	$85,649	$89,657

Deferred income tax assets - nonadmitted	$29,196	$56,914

Deferred income tax liabilities:
Section 807(f) adjustments	$3,852	$440
Reinsurance transactions	2,508	3,010
Unrealized capital gains	26,149	8,691
Derivatives	3,142	—
Other	1,593	618

Total deferred income tax liabilities	$37,244	$12,759

The change in net deferred income tax assets and deferred income tax assets nonadmitted are as follows:

	Year Ended December 31
	2005	2004	2003
Change in net deferred income tax asset	$(28,493)	$(6,924)	$(31,063)
Change in deferred income tax assets – nonadmitted	(27,718)	(2,428)	(13,144)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

6. Income Taxes (continued)

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain (loss) from operations before federal income tax expense and net realized capital gains/losses on investments for the following reasons:

	Year Ended December 31
	2005	2004	2003
Income tax expense (benefit) computed at the federal statutory rate (35%)	$52,582	$44,132	$34,940
§197 intangibles	(3,875)	(3,875)	(3,875)
Amortization of IMR	(5,020)	(4,719)	(4,069)
Deferred acquisition costs – tax basis	(1,804)	68	(3,253)
Dividends received deduction	(3,191)	(3,147)	(3,265)
Investment income items	(2,900)	(12,966)	(15,651)
Low income housing credits	(1,730)	(1,723)	(1,572)
Prior year over accrual	(3,446)	(4,486)	(2,000)
Reinsurance transactions	(917)	(917)	(917)
Tax reserve valuation	3,209	3,219	1,771
All other adjustments	(988)	663	3,356

Federal income tax expense	$31,920	$16,249	$5,465

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its parent and other affiliated companies. Under the terms of a tax sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carry forwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies’ alternative minimum taxable income.

Income taxes incurred during 2005, 2004 and 2003 for the consolidated group in which the Company is included that will be available for recoupment in the event of future net losses is $282,388, $280,054, and $199,850, respectively.

Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as “the policyholders’ surplus account”. Due to United States tax legislation enacted in October 2004, distributions to shareholders during 2005 and 2006 are deemed to come first out of the policyholder surplus account balance on a tax free basis. During 2005, the Company made a distribution from the policyholder surplus account which reduced its balance at December 31, 2005 to $0 ($2,427 at December 31, 2004).

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

6. Income Taxes (continued)

The Company’s federal income tax returns have been examined by the Internal Revenue Service and the statute is closed through 2000. The examination for 2001 through 2003 is complete and an examination is underway for 2004. The Company believes the ultimate settlement of open tax years will not be material to the Company’s financial position.

7. Policy and Contract Attributes

A portion of the Company’s policy reserves and other policyholders’ funds relate to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31
	2005		2004
	Amount	Percent of Total	Amount	Percent of Total
Subject to discretionary withdrawal with market value adjustment	$1,160,651	9%	$1,168,413	9%
Subject to discretionary withdrawal at book value less surrender charge	1,163,511	8	1,374,814	10
Subject to discretionary withdrawal at market value	4,510,614	32	4,440,258	33
Subject to discretionary withdrawal at book value (minimal or no charges or adjustments)	3,332,976	23	3,135,346	23
Not subject to discretionary withdrawal	4,069,340	28	3,414,285	25

	14,237,092	100%	13,533,116	100%

Less reinsurance ceded	1,610		1,541

Net policy reserves on annuities and deposit fund liabilities	$14,235,482		$13,531,575

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

7. Policy and Contract Attributes (continued)

Separate account assets held by the Company represent contracts where the benefit is determined by the performance of the investments held in the separate account. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2005 and 2004 is as follows:

	Non-indexed Guaranteed Less than 4%	Non-guaranteed	Total
Premiums, deposits and other considerations for the year ended December 31, 2005	$944,357	$650,588	$1,594,945

Reserves at December 31, 2005 for separate accounts with assets at:
Fair value	$2,167,693	$4,263,252	$6,430,945
Amortized cost	1,842,561	—	1,842,561

Total	$4,010,254	$4,263,252	$8,273,506

Reserves for separate accounts by withdrawal characteristics at December 31, 2005:
Subject to discretionary withdrawal:
With market value adjustment	$307,854	$—	$307,854
At book value without market value adjustment and with current surrender charge of 5% or more	75,734	—	75,734
At fair value	281,625	4,263,252	4,544,877
At book value without market value adjustment and with current surrender charge of less than 5%	103,895	—	103,895

Subtotal	769,108	4,263,252	5,032,360
Not subject to discretionary withdrawal	3,241,145	—	3,241,145

Total separate account liabilities at December 31, 2005	$4,010,254	$4,263,252	$8,273,505

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

7. Policy and Contract Attributes (continued)

	Non-indexed Guaranteed Less than 4%	Non-guaranteed	Total
Premiums, deposits and other considerations for the year ended December 31, 2004	$501,942	$726,092	$1,228,034

Reserves at December 31, 2004 for separate accounts with assets at:
Fair value	$2,166,032	$4,234,565	$6,400,597
Amortized cost	1,180,553	—	1,180,553

Total	$3,346,585	$4,234,565	$7,581,150

Reserves for separate accounts by withdrawal characteristics at December 31, 2004:
Subject to discretionary withdrawal:
With market value adjustment	$325,476	$—	$325,476
At book value without market value adjustment and with current surrender charge of 5% or more	129,145	—	129,145
At fair value	230,742	4,234,564	4,465,306
At book value without market value adjustment and with current surrender charge of less than 5%	64,185	—	64,185

Subtotal	749,547	4,234,564	4,984,111
Not subject to discretionary withdrawal	2,597,039	—	2,597,039

Total separate account liabilities at December 31, 2004	$3,346,585	$4,234,564	$7,581,150

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31
	2005	2004	2003
Transfers as reported in the summary of operations of the separate accounts annual statement:
Transfers to separate accounts	$1,594,964	$1,232,466	$999,208
Transfers from separate accounts	(1,198,946)	(1,143,832)	(965,369)

Net transfers to separate accounts	396,018	88,634	33,839
Other adjustments	17	832	762

Net transfers as set forth herein	$396,035	$89,466	$34,601

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

7. Policy and Contract Attributes (continued)

At December 31, 2005 and 2004, the Company had variable annuities with guaranteed living benefits as follows:

Year	Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
2005	Guaranteed Minimum Withdrawal Benefit	$11,702,976	$59,582	$—
2004	Guaranteed Minimum Withdrawal Benefit	$11,429,295	$34,897	$—

For Variable Annuities with Guaranteed Living Benefits (VAGLB), the Company complies with Actuarial Guideline 39. This guideline defines a two step process for the determination of VAGLB reserves. The first step is to establish a reserve equal to the accumulated VAGLB charges for the policies in question. The second step requires a standalone asset adequacy analysis to determine the sufficiency of these reserves. This step has been satisfied by projecting 30 years into the future along 1000 stochastic variable return paths using a variety of assumptions as to VAGLB charges, lapse, withdrawal, annuitization and death. The results of this analysis are discounted back to the valuation date and compared to the accumulation of fees reserve to determine if an additional reserve needs to be established.

At December 31, 2005 and 2004, the Company had variable annuities with guaranteed death benefits as follows:

Year	Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
2005	Guaranteed Minimum Death Benefit	$1,969,639	$5,211	$1,610
2004	Guaranteed Minimum Death Benefit	$2,009,240	$5,732	$1,541

For Variable Annuities with Minimum Guaranteed Death Benefits (MGDB), the Company complies with Actuarial Guideline 34. This guideline requires that MGDBs be projected by assuming an immediate drop in the values of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return until the maturity of the contract. The immediate drop percentages and gross assumed returns vary by asset class and are defined in the guideline. Mortality is based on the 1994 Variable Annuity MGDB Mortality Table, which is also defined in the guideline.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

7. Policy and Contract Attributes (continued)

Reserves on the Company’s traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2005 and 2004, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading, are as follows:

	Gross	Loading	Net
December 31, 2005
Life and annuity:
Ordinary direct first year business	$3,305	$709	$2,596
Ordinary direct renewal business	169,448	1,210	168,238
Group life direct business	425	162	263
Reinsurance ceded	(59,264)	—	(59,264)

	113,914	2,081	111,833
Accident and health:
Direct	2,682	—	2,682
Reinsurance ceded	(1,110)	—	(1,110)

Total accident and health	1,572	—	1,572

	$115,486	$2,081	$113,405

	Gross	Loading	Net
December 31, 2004
Life and annuity:
Ordinary direct first year business	$2,004	$664	$1,340
Ordinary direct renewal business	141,521	1,677	139,844
Group life direct business	523	201	322
Credit life	130	—	130
Reinsurance ceded	(20,878)	—	(20,878)

Total life and annuity	123,300	2,542	120,758
Accident and health:
Direct	3,996	—	3,996
Reinsurance ceded	(2,428)	—	(2,428)

Total accident and health	1,568	—	1,568

	$124,868	$2,542	$122,326

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

7. Policy and Contract Attributes (continued)

At December 31, 2005 and 2004, the Company had insurance in force aggregating $101,727,869 and $51,982,204, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Department of Insurance of the State of New York. The Company established policy reserves of $111,615 and $53,228 to cover these deficiencies at December 31, 2005 and 2004, respectively.

8. Capital and Surplus

Life/health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2005, the Company meets the RBC requirements.

The Company is subject to limitations, imposed by the State of New York, on the payment of dividends to its stockholders. Generally, dividends during any year may not be paid, without prior regulatory approval, in excess of the greater of (1) 10 percent of the Company’s statutory surplus as of the preceding December 31, or (2) the Company’s statutory gain from operations before net realized capital gains on investments for the preceding year. Subject to availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2006, without prior regulatory approval, is $79,960.

The Company held special surplus funds in the amount of $2,006 and $1,274, as of December 31, 2005 and 2004, respectively, for annuitant mortality fluctuations as required under New York Regulation 47, Separate Account and Separate Account Annuities. The Company also held special surplus funds in the amount of $1,520 as of December 31, 2005 and 2004, which was segregated for additional group life contingencies.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

9. Securities Lending

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102% of the fair market value of the loaned securities as of the transaction date. The counterparty is mandated to deliver additional collateral if the fair value of the collateral is at any time less than 100% of the fair value of the loaned securities. This additional collateral, along with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned securities. The agreement does not allow rehypothication of collateral by any party involved but does allow cash collateral to be invested in reverse repurchase agreements. At December 31, 2005 and 2004, respectively, securities in the amount of $460,202 and $541,503 were on loan under security lending agreements.

10. Retirement and Compensation Plans

The Company’s employees participate in a qualified benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the Statement of Financial Accounting Standards (SFAS) No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee’s compensation during the highest five consecutive years of employment. The Company’s allocation of pension expense for each of the years ended December 31, 2005, 2004, and 2003 was $6, $14 and $11, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company’s employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary.

Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. Benefits expense of $5, $10 and $7 were allocated for the years ended December 31, 2005, 2004 and 2003, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

10. Retirement and Compensation Plans (continued)

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans calculated on the pay-as-you-go basis are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company’s allocation of postretirement expenses was negligible for each of the years ended December 31, 2005, 2004, and 2003.

11. Related Party Transactions

In accordance with an agreement between AEGON and the Company, AEGON will ensure the maintenance of certain minimum tangible net worth, operating leverage and liquidity levels of the Company, as defined in the agreement, through the contribution of additional capital by the Company’s parent as needed.

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the Advisor serves as the administrator and advisor for the Company’s mortgage loan operations. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. During 2005, 2004, and 2003, the Company paid $22,416, $20,517, and $11,648, respectively, for these services, which approximates their costs to the affiliates.

Payables to and receivables from affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2005, 2004, and 2003, the Company paid net interest of $688, $210, and $281, respectively, to affiliates. At December 31, 2005 and 2004, the Company reported payables due to parent, subsidiary and affiliated companies of $10,584 and $92,878, respectively.

No capital contributions were received in 2003, 2004 and 2005.

On October 13, 2005, the Company paid a common stock dividend of $4,370 and $630 to its Parent Companies, AEGON USA, Inc. and Transamerica Occidental Life Insurance Company, respectively. The Company did not pay a common stock dividend to its Parent Companies in 2004.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

12. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The details by NAIC designation 3 or below of securities sold during 2005 and reacquired within 30 days of the sale date are:

	Number of Transactions	Book Value of Securities Sold	Cost of Securities Repurchased	Gain
Bonds:
NAIC 3	1	$1,990	$2,210	$190
Preferred Stock:
NAIC P3	1	$80	$81	$1

13. Commitments and Contingencies

The Company has issued Trust (synthetic) GIC contracts to plan sponsors totaling $109,585 and $92,144 at December 31, 2005 and 2004, respectively, pursuant to terms under which the plan sponsor retains ownership of the assets related to these contracts. The Company guarantees benefit responsiveness in the event that plan benefit requests and other contractual commitments exceed plan cash flows. The plan sponsor agrees to reimburse the Company for such benefit payments with interest, either at a fixed or floating rate, from future plan and asset cash flows. In return for this guarantee, the Company receives a premium which varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow matching. Funding requirements to date have been minimal and management does not anticipate any future material funding requirements that would have a material effect on reported financial results. The assets relating to such contracts are not recognized in the Company’s statutory-basis financial statements. A contract reserve of $1,000 at December 31, 2005 and 2004 has been established for the possibility of unexpected benefit payments at below market interest rates.

The Company has contingent commitments for $13,413 and $18,207 at December 31, 2005 and 2004, respectively, for joint ventures, partnerships and limited liability companies.

The Company may pledge assets as collateral for derivative transactions. At December 31, 2005, the Company has pledged invested assets with a carrying value and market value of $25,130 and $25,772, respectively, in conjunction with these transactions.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

13. Commitments and Contingencies (continued)

At December 31, 2005 and 2004, the net amount of securities being acquired (sold) on a “to be announced” (TBA) basis was $(966) and $111,483, respectively.

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company’s balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. The guaranty fund credit was $(672), $(498), and $(469), for the years ended December 31, 2005, 2004, and 2003, respectively.

14. Managing General Agents

For the year ended December 31, 2005, the Company had $30,453 of direct premiums written by The Vanguard Group, Inc. For the years ending December 31, 2004 and 2003, the Company had $38,182 and $22,609, respectively, of direct premiums written by managing general agents.

15. September 11 Events

The Company’s gross exposure from the events of September 11, 2001, is $52,090, of which $38,541 is covered by reinsurance resulting in a net exposure of $13,549.

Statutory-Basis Financial

Statement Schedules

Transamerica Financial Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2005

SCHEDULE I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet
Fixed maturities
Bonds:
United States Government and government agencies and authorities	$182,652	$183,657	$182,652
States, municipalities and political subdivisions	169,034	166,768	169,034
Foreign governments	144,896	156,964	144,896
Public utilities	560,805	571,036	560,805
All other corporate bonds	5,619,083	5,636,160	5,619,083
Preferred stock	5,318	5,972	5,318

Total fixed maturities	6,681,788	6,720,557	6,681,788
Equity securities
Common stocks (unaffiliated):
Industrial, miscellaneous and all other	68,912	83,015	83,015

Total equity securities	68,912	83,015	83,015
Mortgage loans on real estate	787,729		787,729
Policy loans	43,836		43,836
Other invested assets	34,448		34,448
Cash and short-term investments	161,703		161,703

Total investments	$7,778,426		$7,792,529

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and other than temporary impairments and adjusted for amortization of premiums or accrual of discounts.

Transamerica Financial Life Insurance Company

Supplementary Insurance Information

(Dollars in Thousands)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses	Premiums Written
Year ended December 31, 2005
Individual life	$846,139	$—	$87,428	$239,326	$56,163	$237,642	$146,236
Individual health	15,348	3,967	8,489	32,907	1,695	21,073	12,815	$32,916
Group life and health	15,357	1,279	5,366	35,676	1,280	21,698	6,716	35,746
Annuity	5,715,721	—	467	2,213,609	361,775	2,054,337	477,001

	$6,592,565	$5,246	$101,750	$2,521,518	$420,913	$2,334,750	$642,768

Year ended December 31, 2004
Individual life	$815,657	$—	$84,891	$289,398	$49,571	$393,021	$123,577
Individual health	14,727	4,079	9,324	30,820	1,773	19,969	11,534	$30,995
Group life and health	13,184	1,384	5,690	33,964	1,255	21,716	9,012	33,993
Annuity	5,764,854	—	—	1,783,627	365,829	1,946,710	171,101

	$6,608,422	$5,463	$99,905	$2,137,809	$418,428	$2,381,416	$315,224

Year ended December 31, 2003
Individual life	$630,209	$—	$45,263	$217,664	$42,546	$173,809	$99,941
Individual health	15,995	3,912	9,006	31,377	1,702	24,606	13,379	$31,647
Group life and health	11,676	1,326	7,103	21,070	879	22,602	15,640	30,061
Annuity	5,727,948	—	—	1,441,336	365,112	1,640,232	135,405

	$6,385,828	$5,238	$61,372	$1,711,447	$410,239	$1,861,249	$264,365

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Financial Life Insurance Company

Reinsurance

(Dollars in Thousands)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2005
Life insurance in force	$9,365,627	$191,301,724	$266,564,177	$84,628,080	315%

Premiums:
Individual life	$87,356	$652,454	$804,424	$239,326	336%
Individual health	32,916	303	294	32,907	1
Group life and health	35,746	1,880	1,810	35,676	5
Annuity	2,191,288	608	22,929	2,213,609	1

	$2,347,306	$655,245	$829,457	$2,521,518	33%

Year ended December 31, 2004
Life insurance in force	$8,093,493	$147,862,825	$223,766,784	$83,997,452	266%

Premiums:
Individual life	$82,019	$314,064	$521,443	$289,398	180%
Individual health	30,994	510	336	30,820	1
Group life and health	33,993	10,492	10,463	33,964	31
Annuity	1,762,560	672	21,739	1,783,627	1

	$1,909,566	$325,738	$553,981	$2,137,809	26%

Year ended December 31, 2003
Life insurance in force	$7,018,269	$132,228,007	$207,421,430	$82,211,692	252%

Premiums:
Individual life	$64,857	$296,361	$449,168	$217,664	206%
Individual health	31,647	659	389	31,377	1
Group life and health	30,061	62,482	53,491	21,070	254
Annuity	1,428,681	1,044	13,699	1,441,336	1

	$1,555,246	$360,546	$516,747	$1,711,447	30%

FINANCIAL STATEMENTS

Transamerica Financial Life Insurance Company

Separate Account B - Vanguard Variable Annuity Plan

Year Ended December 31, 2005

Transamerica Financial Life Insurance Company

Separate Account B - Vanguard Variable Annuity Plan

Financial Statements

Year Ended December 31, 2005

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners

of the Vanguard Variable Annuity Plan,

Transamerica Financial Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Transamerica Financial Life Insurance Company Separate Account B (comprised of the Money Market, Total Bond Market Index, Balanced, Equity Index, Growth, Equity Income, International, High Yield Bond, Small Company Growth, Mid-Cap Index, Short-Term Investment Grade, Diversified Value, REIT Index, Total Stock Market Index Portfolio, and Capital Growth Portfolio subaccounts), which are available for investment by contract owners of the Vanguard Variable Annuity Plan, as of December 31, 2005, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.

1

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Transamerica Financial Life Insurance Company Separate Account B which are available for investment by contract owners of the Vanguard Variable Annuity Plan at December 31, 2005, and the results of their operations and changes in their net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa

February 3, 2006

Transamerica Financial Life Insurance Company, Inc.

Separate Account B - Vanguard Variable Annuity Plan

Statements of Assets and Liabilities

December 31, 2005

	Money Market Subaccount	Total Bond Market Index Subaccount	Balanced Subaccount	Equity Index Subaccount	Growth Subaccount
Assets
Investment in securities:
Number of shares	49,992,104.961	2,439,220.979	3,176,661.570	2,408,086.734	2,030,223.056

Cost	$49,992,105	$27,597,449	$52,924,155	$71,374,768	$35,803,493

Investments in mutual funds, at net asset value	$49,992,105	$27,343,667	$60,483,636	$67,113,377	$26,291,389
Receivable for units sold	80	—	—	—	—

Total assets	49,992,185	27,343,667	60,483,636	67,113,377	26,291,389

Liabilities
Payable for units redeemed	—	—	1	—	—

	$49,992,185	$27,343,667	$60,483,635	$67,113,377	$26,291,389

Net Assets:
Deferred annuity contracts terminable by owners	$49,992,185	$27,343,667	$60,483,635	$67,113,377	$26,291,389

Total net assets	$49,992,185	$27,343,667	$60,483,635	$67,113,377	$26,291,389

Accumulation units outstanding	29,528,338	1,109,726	1,442,920	1,625,053	1,237,769

Accumulation unit value	$1.693024	$24.640012	$41.917516	$41.299200	$21.240956

See accompanying notes.

3

Transamerica Financial Life Insurance Company, Inc.

Separate Account B - Vanguard Variable Annuity Plan

Statements of Assets and Liabilities

December 31, 2005

	Equity Income Subaccount	International Subaccount	High Yield Bond Subaccount	Small Company Growth Subaccount	Mid-Cap Index Subaccount
Assets
Investment in securities:
Number of shares	1,488,907.204	1,867,825.159	1,445,735.750	1,862,953.344	1,715,786.909

Cost	$28,140,202	$24,170,942	$12,169,685	$29,500,894	$23,754,132

Investments in mutual funds, at net asset value	$27,693,674	$32,444,123	$12,418,870	$36,532,515	$31,484,690
Receivable for units sold	—	—	—	—	—

Total assets	27,693,674	32,444,123	12,418,870	36,532,515	31,484,690

Liabilities
Payable for units redeemed	—	1	—	—	1

	$27,693,674	$32,444,122	$12,418,870	$36,532,515	$31,484,689

Net Assets:
Deferred annuity contracts terminable by owners	$27,693,674	$32,444,122	$12,418,870	$36,532,515	$31,484,689

Total net assets	$27,693,674	$32,444,122	$12,418,870	$36,532,515	$31,484,689

Accumulation units outstanding	810,455	1,387,329	734,112	1,224,367	1,400,573

Accumulation unit value	$34.170544	$23.386041	$16.916867	$29.837889	$22.479866

See accompanying notes.

4

Transamerica Financial Life Insurance Company, Inc.

Separate Account B - Vanguard Variable Annuity Plan

Statements of Assets and Liabilities

December 31, 2005

	Short-Term Investment Grade Subaccount	Diversified Value Subaccount	REIT Index Subaccount	Total Stock Market Index Portfolio Subaccount	Capital Growth Portfolio Subaccount
Assets
Investment in securities:
Number of shares	1,702,172.508	2,076,272.367	831,035.906	585,398.118	550,660.151

Cost	$17,976,449	$25,116,171	$13,225,222	$15,421,688	$7,722,548

Investments in mutual funds, at net asset value	$17,889,833	$29,836,034	$16,836,787	$17,275,098	$8,816,069
Receivable for units sold	—	—	1	1	—

Total assets	17,889,833	29,836,034	16,836,788	17,275,099	8,816,069

Liabilities
Payable for units redeemed	—	—	—	—	—

	$17,889,833	$29,836,034	$16,836,788	$17,275,099	$8,816,069

Net Assets:
Deferred annuity contracts terminable by owners	$17,889,833	$29,836,034	$16,836,788	$17,275,099	$8,816,069

Total net assets	$17,889,833	$29,836,034	$16,836,788	$17,275,099	$8,816,069

Accumulation units outstanding	1,337,703	1,897,764	608,281	1,158,512	549,653

Accumulation unit value	$13.373545	$15.721678	$27.679287	$14.911458	$16.039332

See accompanying notes.

5

Transamerica Financial Life Insurance Company, Inc.

Separate Account B - Vanguard Variable Annuity Plan

Statements of Operations

Year Ended December 31, 2005

	Money Market Subaccount	Total Bond Market Index Subaccount	Balanced Subaccount	Equity Index Subaccount
Net investment income (loss)
Income:
Dividends	$1,515,929	$1,007,287	$1,409,834	$1,189,840
Expenses:
Administrative, mortality and expense risk charge	144,473	79,671	167,520	198,621

Net investment income (loss)	1,371,456	927,616	1,242,314	991,219
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	179,073	891,936	2,784,226
Proceeds from sales	15,849,752	2,734,658	2,636,992	8,230,811
Cost of investments sold	15,849,752	2,797,048	2,466,243	7,373,385

Net realized capital gains (losses) on investments	—	116,683	1,062,685	3,641,652
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	—	237,428	6,252,860	(2,511,052)
End of period	—	(253,782)	7,559,481	(4,261,391)

Net change in unrealized appreciation/depreciation of investments	—	(491,210)	1,306,621	(1,750,339)

Net realized and unrealized capital gains (losses) on investments	—	(374,527)	2,369,306	1,891,313

Increase (decrease) in net assets from operations	$1,371,456	$553,089	$3,611,620	$2,882,532

See accompanying notes.

6

Transamerica Financial Life Insurance Company, Inc.

Separate Account B - Vanguard Variable Annuity Plan

Statements of Operations

Year Ended December 31, 2005

	Growth Subaccount	Equity Income Subaccount	International Subaccount	High Yield Bond Subaccount
Net investment income (loss)
Income:
Dividends	$109,086	$659,132	$382,153	$876,729
Expenses:
Administrative, mortality and expense risk charge	71,456	81,939	81,560	36,230

Net investment income (loss)	37,630	577,193	300,593	840,499
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	1,510,512	—	—
Proceeds from sales	3,534,344	2,922,844	3,273,825	2,756,551
Cost of investments sold	9,795,407	3,230,132	3,594,651	2,691,546

Net realized capital gains (losses) on investments	(6,261,063)	1,203,224	(320,826)	65,005
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(18,203,231)	273,537	4,008,410	860,466
End of period	(9,512,104)	(446,528)	8,273,181	249,185

Net change in unrealized appreciation/depreciation of investments	8,691,127	(720,065)	4,264,771	(611,281)

Net realized and unrealized capital gains (losses) on investments	2,430,064	483,159	3,943,945	(546,276)

Increase (decrease) in net assets from operations	$2,467,694	$1,060,352	$4,244,538	$294,223

See accompanying notes.

7

Transamerica Financial Life Insurance Company, Inc.

Separate Account B - Vanguard Variable Annuity Plan

Statements of Operations

Year Ended December 31, 2005

	Small Company Growth Subaccount	Mid-Cap Index Subaccount	Short-Term Investment Grade Subaccount	Diversified Value Subaccount
Net investment income (loss)
Income:
Dividends	$—	$260,846	$566,088	$349,966
Expenses:
Administrative, mortality and expense risk charge	106,390	81,648	53,947	79,860

Net investment income (loss)	(106,390)	179,198	512,141	270,106
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	1,833,178	—	—	—
Proceeds from sales	6,438,541	3,031,201	3,052,011	3,136,648
Cost of investments sold	5,773,631	2,314,578	3,050,418	2,489,146

Net realized capital gains (losses) on investments	2,498,088	716,623	1,593	647,502
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	7,455,476	5,001,876	82,790	3,755,134
End of period	7,031,621	7,730,558	(86,616)	4,719,863

Net change in unrealized appreciation/depreciation of investments	(423,855)	2,728,682	(169,406)	964,729

Net realized and unrealized capital gains (losses)on investments	2,074,233	3,445,305	(167,813)	1,612,231

Increase (decrease) in net assets from operations	$1,967,843	$3,624,503	$344,328	$1,882,337

See accompanying notes.

8

Transamerica Financial Life Insurance Company, Inc.

Separate Account B - Vanguard Variable Annuity Plan

Statements of Operations

Year Ended December 31, 2005

	REIT Index Subaccount	Total Stock Market Index Portfolio Subaccount	Capital Growth Portfolio Subaccount
Net investment income (loss)
Income:
Dividends	$461,840	$151,438	$48,868
Expenses:
Administrative, mortality and expense risk charge	48,468	45,578	24,807

Net investment income (loss)	413,372	105,860	24,061
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	1,019,234	229,599	54,123
Proceeds from sales	4,117,103	2,319,423	2,516,691
Cost of investments sold	2,981,405	1,815,807	1,996,959

Net realized capital gains (losses) on investments	2,154,932	733,215	573,855
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	4,525,709	1,799,834	1,067,012
End of period	3,611,565	1,853,410	1,093,521

Net change in unrealized appreciation/depreciation of investments	(914,144)	53,576	26,509

Net realized and unrealized capital gains (losses) on investments	1,240,788	786,791	600,364

Increase (decrease) in net assets from operations	$1,654,160	$892,651	$624,425

See accompanying notes.

9

Transamerica Financial Life Insurance Company, Inc.

Separate Account B - Vanguard Variable Annuity Plan

Statements of Changes in Net Assets

Years Ended December 31, 2005 and 2004

	Money Market Subaccount		Total Bond Market Index Subaccount
	2005	2004	2005	2004
Operations
Net investment income (loss)	$1,371,456	$445,646	$927,616	$1,309,372
Net realized capital gains (losses) on investments	—	—	116,683	235,837
Net change in unrealized appreciation/depreciation of investments	—	—	(491,210)	(594,424)

Increase (decrease) in net assets from operations	1,371,456	445,646	553,089	950,785
Contract transactions
Net contract purchase payments	9,691,355	10,428,992	1,416,581	1,703,659
Transfer payments from (to) other subaccounts or general account	(3,625,615)	(4,633,328)	699,202	(4,050,538)
Contract terminations, withdrawals, and other deductions	(4,272,066)	(4,579,099)	(839,964)	(807,544)
Contract maintenance charges	(17,425)	(19,673)	(10,846)	(11,329)

Increase (decrease) in net assets from contract transactions	1,776,249	1,196,892	1,264,973	(3,165,752)

Net increase (decrease) in net assets	3,147,705	1,642,538	1,818,062	(2,214,967)
Net assets:
Beginning of the period	46,844,480	45,201,942	25,525,605	27,740,572

End of the period	$49,992,185	$46,844,480	$27,343,667	$25,525,605

See accompanying notes.

10

Transamerica Financial Life Insurance Company, Inc.

Separate Account B - Vanguard Variable Annuity Plan

Statements of Changes in Net Assets

Years Ended December 31, 2005 and 2004

	Balanced Subaccount		Equity Index Subaccount
	2005	2004	2005	2004
Operations
Net investment income (loss)	$1,242,314	$977,913	$991,219	$645,928
Net realized capital gains (losses) on investments	1,062,685	527,048	3,641,652	2,820,274
Net change in unrealized appreciation/depreciation of investments	1,306,621	3,458,568	(1,750,339)	3,074,907

Increase (decrease) in net assets from operations	3,611,620	4,963,529	2,882,532	6,541,109
Contract transactions
Net contract purchase payments	6,305,141	4,557,013	2,373,846	3,058,506
Transfer payments from (to) other subaccounts or general account	2,888,426	1,450,622	(5,409,224)	(2,644,328)
Contract terminations, withdrawals, and other deductions	(3,794,408)	(2,046,874)	(1,400,440)	(2,051,300)
Contract maintenance charges	(20,759)	(19,198)	(29,613)	(31,948)

Increase (decrease) in net assets from contract transactions	5,378,400	3,941,563	(4,465,431)	(1,669,070)

Net increase (decrease) in net assets	8,990,020	8,905,092	(1,582,899)	4,872,039
Net assets:
Beginning of the period	51,493,615	42,588,523	68,696,276	63,824,237

End of the period	$60,483,635	$51,493,615	$67,113,377	$68,696,276

See accompanying notes.

11

Transamerica Financial Life Insurance Company, Inc.

Separate Account B - Vanguard Variable Annuity Plan

Statements of Changes in Net Assets

Years Ended December 31, 2005 and 2004

	Growth Subaccount		Equity Income Subaccount
	2005	2004	2005	2004
Operations
Net investment income (loss)	$37,630	$37,543	$577,193	$478,477
Net realized capital gains (losses) on investments	(6,261,063)	(6,829,023)	1,203,224	2,958,681
Net change in unrealized appreciation/depreciation of investments	8,691,127	8,412,586	(720,065)	(400,402)

Increase (decrease) in net assets from operations	2,467,694	1,621,106	1,060,352	3,036,756
Contract transactions
Net contract purchase payments	392,706	676,778	936,641	786,692
Transfer payments from (to) other subaccounts or general account	(876,251)	(1,504,348)	(510,475)	595,175
Contract terminations, withdrawals, and other deductions	(615,825)	(627,727)	(594,408)	(459,595)
Contract maintenance charges	(11,939)	(13,534)	(11,863)	(11,539)

Increase (decrease) in net assets from contract transactions	(1,111,309)	(1,468,831)	(180,105)	910,733

Net increase (decrease) in net assets	1,356,385	152,275	880,247	3,947,489
Net assets:
Beginning of the period	24,935,004	24,782,729	26,813,427	22,865,938

End of the period	$26,291,389	$24,935,004	$27,693,674	$26,813,427

See accompanying notes.

12

Transamerica Financial Life Insurance Company, Inc.

Separate Account B - Vanguard Variable Annuity Plan

Statements of Changes in Net Assets

Years Ended December 31, 2005 and 2004

	International Subaccount		High Yield Bond Subaccount
	2005	2004	2005	2004
Operations
Net investment income (loss)	$300,593	$173,731	$840,499	$793,567
Net realized capital gains (losses) on investments	(320,826)	(772,619)	65,005	223,172
Net change in unrealized appreciation/depreciation of investments	4,264,771	4,328,639	(611,281)	(71,800)

Increase (decrease) in net assets from operations	4,244,538	3,729,751	294,223	944,939
Contract transactions
Net contract purchase payments	1,640,646	1,522,807	539,712	856,752
Transfer payments from (to) other subaccounts or general account	2,809,649	1,709,525	(333,989)	(1,573,550)
Contract terminations, withdrawals, and other deductions	(767,849)	(505,631)	(173,513)	(391,442)
Contract maintenance charges	(11,638)	(9,529)	(4,667)	(4,955)

Increase (decrease) in net assets from contract transactions	3,670,808	2,717,172	27,543	(1,113,195)

Net increase (decrease) in net assets	7,915,346	6,446,923	321,766	(168,256)
Net assets:
Beginning of the period	24,528,776	18,081,853	12,097,104	12,265,360

End of the period	$32,444,122	$24,528,776	$12,418,870	$12,097,104

See accompanying notes.

13

Transamerica Financial Life Insurance Company, Inc.

Separate Account B - Vanguard Variable Annuity Plan

Statements of Changes in Net Assets

Years Ended December 31, 2005 and 2004

	Small Company Growth Subaccount		Mid-Cap Index Subaccount
	2005	2004	2005	2004
Operations
Net investment income (loss)	$(106,390)	$(74,371)	$179,198	$132,602
Net realized capital gains (losses) on investments	2,498,088	(1,545,854)	716,623	(46,476)
Net change in unrealized appreciation/depreciation of investments	(423,855)	6,498,961	2,728,682	3,889,578

Increase (decrease) in net assets from operations	1,967,843	4,878,736	3,624,503	3,975,704
Contract transactions
Net contract purchase payments	1,081,637	2,256,429	1,293,318	4,799,869
Transfer payments from (to) other subaccounts or general account	(3,553,016)	(1,971,900)	2,583,445	523,287
Contract terminations, withdrawals, and other deductions	(1,088,116)	(559,100)	(797,858)	(3,842,868)
Contract maintenance charges	(15,427)	(16,755)	(11,587)	(9,857)

Increase (decrease) in net assets from contract transactions	(3,574,922)	(291,326)	3,067,318	1,470,431

Net increase (decrease) in net assets	(1,607,079)	4,587,410	6,691,821	5,446,135
Net assets:
Beginning of the period	38,139,594	33,552,184	24,792,868	19,346,733

End of the period	$36,532,515	$38,139,594	$31,484,689	$24,792,868

See accompanying notes.

14

Transamerica Financial Life Insurance Company, Inc.

Separate Account B - Vanguard Variable Annuity Plan

Statements of Changes in Net Assets

Years Ended December 31, 2005 and 2004

	Short-Term Investment Grade Subaccount		Diversified Value Subaccount
	2005	2004	2005	2004
Operations
Net investment income (loss)	$512,141	$424,981	$270,106	$210,003
Net realized capital gains (losses) on investments	1,593	109,567	647,502	20,074
Net change in unrealized appreciation/depreciation of investments	(169,406)	(239,107)	964,729	2,861,933

Increase (decrease) in net assets from operations	344,328	295,441	1,882,337	3,092,010
Contract transactions
Net contract purchase payments	619,058	1,400,675	1,517,195	1,482,532
Transfer payments from (to) other subaccounts or general account	151,131	1,045,848	6,361,882	4,443,671
Contract terminations, withdrawals, and other deductions	(865,332)	(445,071)	(859,322)	(194,657)
Contract maintenance charges	(7,041)	(7,159)	(12,177)	(7,638)

Increase (decrease) in net assets from contract transactions	(102,184)	1,994,293	7,007,578	5,723,908

Net increase (decrease) in net assets	242,144	2,289,734	8,889,915	8,815,918
Net assets:
Beginning of the period	17,647,689	15,357,955	20,946,119	12,130,201

End of the period	$17,889,833	$17,647,689	$29,836,034	$20,946,119

See accompanying notes.

15

Transamerica Financial Life Insurance Company, Inc.

Separate Account B - Vanguard Variable Annuity Plan

Statements of Changes in Net Assets

Years Ended December 31, 2005 and 2004

	REIT Index Subaccount		Total Stock Market Index Portfolio Subaccount
	2005	2004	2005	2004
Operations
Net investment income (loss)	$413,372	$328,693	$105,860	$3,329
Net realized capital gains (losses) on investments	2,154,932	854,541	733,215	218,128
Net change in unrealized appreciation/depreciation of investments	(914,144)	2,452,249	53,576	1,080,470

Increase (decrease) in net assets from operations	1,654,160	3,635,483	892,651	1,301,927
Contract transactions
Net contract purchase payments	839,589	910,014	1,327,562	2,866,330
Transfer payments from (to) other subaccounts or general account	(2,036,528)	360,516	1,279,176	3,001,560
Contract terminations, withdrawals, and other deductions	(386,615)	(458,935)	(120,291)	(100,318)
Contract maintenance charges	(7,405)	(6,624)	(6,679)	(5,033)

Increase (decrease) in net assets from contract transactions	(1,590,959)	804,971	2,479,768	5,762,539

Net increase (decrease) in net assets	63,201	4,440,454	3,372,419	7,064,466
Net assets:
Beginning of the period	16,773,587	12,333,133	13,902,680	6,838,214

End of the period	$16,836,788	$16,773,587	$17,275,099	$13,902,680

See accompanying notes.

16

Transamerica Financial Life Insurance Company, Inc.

Separate Account B - Vanguard Variable Annuity Plan

Statements of Changes in Net Assets

Years Ended December 31, 2005 and 2004

	Capital Growth Portfolio Subaccount
	2005	2004
Operations
Net investment income (loss)	$24,061	$(9,897)
Net realized capital gains (losses) on investments	573,855	318,911
Net change in unrealized appreciation/depreciation of investments	26,509	668,293

Increase (decrease) in net assets from operations	624,425	977,307
Contract transactions
Net contract purchase payments	570,732	875,704
Transfer payments from (to) other subaccounts or general account	(415,405)	3,258,095
Contract terminations, withdrawals, and other deductions	(142,078)	(368,079)
Contract maintenance charges	(3,901)	(2,580)

Increase (decrease) in net assets from contract transactions	9,348	3,763,140

Net increase (decrease) in net assets	633,773	4,740,447
Net assets:
Beginning of the period	8,182,296	3,441,849

End of the period	$8,816,069	$8,182,296

See accompanying notes.

17

Transamerica Financial Life Insurance Company

Separate Account B - Vanguard Variable Annuity Plan

Notes to Financial Statements

December 31, 2005

1.	Organization and Summary of Significant Accounting Policies

Organization

Transamerica Financial Life Insurance Company, Inc. Separate Account B (the Mutual Fund Account) is a segregated investment account of Transamerica Financial Life Insurance Company, Inc. (TFLIC), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

Transamerica Life Insurance Company of New York merged into AUSA Life Insurance Company, Inc. effective April 01, 2003. The name of the merged company was changed to Transamerica Financial Life Insurance Company.

The Mutual Fund Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Mutual Fund Account consists of fifteen investment subaccounts. Activity in these fifteen investment subaccounts (each a Series Fund and collectively the Series Funds) is available to contract owners of the Vanguard Variable Annuity Plan.

Subaccount Investment by Fund:

Vanguard Variable Insurance Fund:

Money Market Portfolio

Total Bond Market Index Portfolio

Balanced Portfolio

Equity Index Portfolio

Growth Portfolio

Equity Income Portfolio

International Portfolio

High Yield Bond Portfolio

Small Company Growth Portfolio

Mid-Cap Index Portfolio

Short-Term Investment Grade Portfolio

Diversified Value Portfolio

REIT Index Portfolio

Total Stock Market Index Portfolio

Capital Growth Portfolio

Each period reported on reflects a full twelve month period except as follows:

Subaccount	Inception Date
Total Stock Market Index Portfolio	May 1, 2003
Capital Growth Portfolio	May 1, 2003

18

Transamerica Financial Life Insurance Company

Separate Account B - Vanguard Variable Annuity Plan

Notes to Financial Statements

December 31, 2005

1.	Organization and Summary of Significant Accounting Policies (continued)

Investments

Net purchase payments received by the Mutual Fund Account for the Vanguard Variable Annuity Plan are invested in the portfolios of the Series Fund, as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2005.

Realized capital gains and losses from the sales of shares in the Series Fund are determined on the basis of first-in, first-out. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from the investments in the Series Fund are included in the Statements of Operations.

Dividend Income

Dividends received from the Series Fund investments are reinvested to purchase additional mutual fund shares.

19

Transamerica Financial Life Insurance Company

Separate Account B - Vanguard Variable Annuity Plan

Notes to Financial Statements

December 31, 2005

2.	Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2005 were as follows:

	Purchases	Sales
Vanguard Variable Insurance Fund:
Money Market Portfolio	$18,997,393	$15,849,752
Total Bond Market Index Portfolio	5,106,320	2,734,658
Balanced Portfolio	10,149,643	2,636,992
Equity Index Portfolio	7,540,826	8,230,811
Growth Portfolio	2,460,664	3,534,344
Equity Income Portfolio	4,830,445	2,922,844
International Portfolio	7,245,227	3,273,825
High Yield Bond Portfolio	3,624,594	2,756,551
Small Company Growth Portfolio	4,590,408	6,438,541
Mid-Cap Index Portfolio	6,277,718	3,031,201
Short-Term Investment Grade Portfolio	3,461,968	3,052,011
Diversified Value Portfolio	10,414,333	3,136,648
REIT Index Portfolio	3,958,749	4,117,103
Total Stock Market Index Portfolio	5,134,650	2,319,423
Capital Growth Portfolio	2,604,223	2,516,691

20

Transamerica Financial Life Insurance Company

Separate Account B - Vanguard Variable Annuity Plan

Notes to Financial Statements

December 31, 2005

3.	Accumulation Units Outstanding

A summary of changes in accumulation units outstanding follows:

	Money Market Subaccount	Total Bond Market Index Subaccount	Balanced Subaccount	Equity Index Subaccount	Growth Subaccount
Units outstanding at January 1, 2004	27,733,465	1,194,124	1,200,664	1,783,730	1,386,807
Units purchased	6,373,410	71,759	125,039	84,179	37,720
Units redeemed and transferred	(5,641,511)	(208,249)	(17,296)	(129,989)	(119,614)

Units outstanding at December 31, 2004	28,465,364	1,057,634	1,308,407	1,737,920	1,304,913
Units purchased	5,066,986	56,197	150,525	57,758	19,213
Units redeemed and transferred	(4,004,012)	(4,105)	(16,012)	(170,625)	(86,357)

Units outstanding at December 31, 2005	29,528,338	1,109,726	1,442,920	1,625,053	1,237,769

	Equity Income Subaccount	International Subaccount	High Yield Bond Subaccount	Small Company Growth Subaccount	Mid-Cap Index Subaccount
Units outstanding at January 1, 2004	784,926	1,067,475	803,653	1,369,410	1,173,101
Units purchased	26,425	86,301	54,709	89,012	283,256
Units redeemed and transferred	3,364	62,471	(125,796)	(104,252)	(203,101)

Units outstanding at December 31, 2004	814,715	1,216,247	732,566	1,354,170	1,253,256
Units purchased	26,950	67,521	31,322	36,832	59,808
Units redeemed and transferred	(31,210)	103,561	(29,776)	(166,634)	87,509

Units outstanding at December 31, 2005	810,455	1,387,329	734,112	1,224,367	1,400,573

21

Transamerica Financial Life Insurance Company

Separate Account B - Vanguard Variable Annuity Plan

Notes to Financial Statements

December 31, 2005

3.	Accumulation Units Outstanding (continued)

	Short-Term Investment Grade Subaccount	Diversified Value Subaccount	REIT Index Subaccount	Total Stock Market Index Portfolio Subaccount	Capital Growth Portfolio Subaccount
Units outstanding at January 1, 2004	1,191,267	994,223	646,454	544,466	270,172
Units purchased	107,794	111,777	44,861	220,022	64,216
Units redeemed and transferred	46,148	323,472	(15,625)	222,022	213,288

Units outstanding at December 31, 2004	1,345,209	1,429,472	675,690	986,510	547,676
Units purchased	45,119	89,553	32,049	88,053	37,003
Units redeemed and transferred	(52,625)	378,739	(99,458)	83,949	(35,026)

Units outstanding at December 31, 2005	1,337,703	1,897,764	608,281	1,158,512	549,653

22

Transamerica Financial Life Insurance Company

Separate Account B - Vanguard Variable Annuity Plan

Notes to Financial Statements

December 31, 2005

4.	Financial Highlights

The Mutual Fund Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

Effective with the 2001 annual financial statements, the Mutual Fund Account has presented the following disclosures required by AICPA Audit and Accounting Guide for Investment Companies.

Subaccount	Year Ended	Units	Unit Fair Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return***
Money Market
	12/31/2005	29,528,338	$1.69	$49,992,185	3.14%	0.30%	2.88%
	12/31/2004	28,465,363	1.65	46,844,480	1.28	0.30	0.97
	12/31/2003	27,733,465	1.63	45,201,942	1.01	0.30	0.71
	12/31/2002	32,620,495	1.62	52,793,955	1.70	0.30	1.38
	12/31/2001	33,238,191	1.60	53,061,116	4.19	0.37	3.96
Total Bond Market Index
	12/31/2005	1,109,726	24.64	27,343,667	3.79	0.30	2.09
	12/31/2004	1,057,634	24.13	25,525,605	5.39	0.30	3.89
	12/31/2003	1,194,124	23.23	27,740,572	5.01	0.30	3.71
	12/31/2002	1,499,842	22.40	33,596,467	3.64	0.30	7.93
	12/31/2001	1,263,815	20.75	26,229,783	1.34	0.37	7.89
Balanced
	12/31/2005	1,442,920	41.92	60,483,635	2.52	0.30	6.51
	12/31/2004	1,308,407	39.36	51,493,615	2.43	0.30	10.95
	12/31/2003	1,200,664	35.47	42,588,523	2.91	0.30	20.09
	12/31/2002	1,131,994	29.54	33,436,093	3.83	0.30	(7.06)
	12/31/2001	1,081,471	31.78	34,370,234	0.00	0.37	4.06
Equity Index
	12/31/2005	1,625,053	41.30	67,113,377	1.79	0.30	4.48
	12/31/2004	1,737,920	39.53	68,696,276	1.30	0.30	10.47
	12/31/2003	1,783,730	35.78	63,824,237	1.45	0.30	28.08
	12/31/2002	1,785,706	27.94	49,885,027	1.72	0.30	(22.37)
	12/31/2001	1,859,094	35.99	66,903,220	0.00	0.37	(12.34)
Growth
	12/31/2005	1,237,769	21.24	26,291,389	0.46	0.30	11.16
	12/31/2004	1,304,913	19.11	24,935,004	0.46	0.30	6.93
	12/31/2003	1,386,807	17.87	24,782,729	0.38	0.30	25.75
	12/31/2002	1,486,018	14.21	21,117,502	0.47	0.30	(36.12)
	12/31/2001	1,662,474	22.25	36,984,070	0.00	0.37	(32.08)
Equity Income
	12/31/2005	810,455	34.17	27,693,674	2.41	0.30	3.83
	12/31/2004	814,715	32.91	26,813,427	2.28	0.30	12.98
	12/31/2003	784,926	29.13	22,865,938	2.54	0.30	24.07
	12/31/2002	784,234	23.48	18,414,217	2.97	0.30	(14.07)
	12/31/2001	813,154	27.32	22,218,448	0.00	0.37	(3.87)
International
	12/31/2005	1,387,329	23.39	32,444,122	1.41	0.30	15.96
	12/31/2004	1,216,247	20.17	24,528,776	1.15	0.30	19.06
	12/31/2003	1,067,475	16.94	18,081,853	1.29	0.30	34.47
	12/31/2002	926,273	12.60	11,667,735	2.47	0.30	(17.52)
	12/31/2001	927,009	15.27	14,157,473	0.00	0.37	(18.91)

23

Transamerica Financial Life Insurance Company

Separate Account B - Vanguard Variable Annuity Plan

Notes to Financial Statements

December 31, 2005

4.	Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return***
High Yield Bond
	12/31/2005	734,112	$16.92	$12,418,870	7.25%	0.30%	2.44%
	12/31/2004	732,566	16.51	12,097,104	7.05	0.30	8.20
	12/31/2003	803,653	15.26	12,265,360	6.51	0.30	16.52
	12/31/2002	710,425	13.10	9,305,338	5.97	0.30	1.20
	12/31/2001	649,205	12.94	8,402,309	2.16	0.37	2.89
Small Company Growth
	12/31/2005	1,224,367	29.84	36,532,515	0.00	0.30	5.94
	12/31/2004	1,354,171	28.16	38,139,594	0.09	0.30	14.95
	12/31/2003	1,369,410	24.50	33,552,184	0.02	0.30	40.65
	12/31/2002	1,229,129	17.42	21,411,674	0.87	0.30	(24.30)
	12/31/2001	1,322,000	23.01	30,423,455	0.00	0.37	5.22
Mid-Cap Index
	12/31/2005	1,400,573	22.48	31,484,689	0.96	0.30	13.63
	12/31/2004	1,253,256	19.78	24,792,868	0.92	0.30	19.95
	12/31/2003	1,173,101	16.49	19,346,733	0.83	0.30	33.66
	12/31/2002	1,134,293	12.34	13,996,176	0.85	0.30	(14.96)
	12/31/2001	1,039,398	14.51	15,082,181	0.00	0.37	(0.89)
Short-Term Investment Grade
	12/31/2005	1,337,703	13.37	17,889,833	3.14	0.30	1.94
	12/31/2004	1,345,209	13.12	17,647,689	2.88	0.30	1.76
	12/31/2003	1,191,267	12.89	15,357,955	3.17	0.30	3.24
	12/31/2002	1,073,238	12.49	13,402,191	2.69	0.30	5.91
	12/31/2001	626,143	11.79	7,382,535	1.15	0.37	7.44
Diversified Value
	12/31/2005	1,897,764	15.72	29,836,034	1.32	0.30	7.29
	12/31/2004	1,429,471	14.65	20,946,119	1.63	0.30	20.10
	12/31/2003	994,223	12.20	12,130,201	2.33	0.30	30.73
	12/31/2002	837,282	9.33	7,814,178	2.03	0.30	(14.52)
	12/31/2001	877,156	10.92	9,577,095	0.00	0.37	0.36
REIT Index
	12/31/2005	608,281	27.68	16,836,788	2.84	0.30	11.50
	12/31/2004	675,690	24.82	16,773,587	2.71	0.30	30.12
	12/31/2003	646,454	19.08	12,333,133	3.64	0.30	35.08
	12/31/2002	648,631	14.12	9,161,223	3.06	0.30	3.16
	12/31/2001	401,373	13.69	5,495,132	2.46	0.37	11.75

24

Transamerica Financial Life Insurance Company

Separate Account B - Vanguard Variable Annuity Plan

Notes to Financial Statements

December 31, 2005

4.	Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return***
Total Stock Market Index Portfolio
	12/31/2005		1,158,512	$14.91	$17,275,099	0.99%	0.30%	5.81%
	12/31/2004		986,510	14.09	13,902,680	0.34	0.30	40.93
	12/31/2003	(1)	544,466	12.56	6,838,214	0.00	0.30	25.59
Capital Growth Portfolio
	12/31/2005		549,653	16.04	8,816,069	0.59	0.30	7.36
	12/31/2004		547,677	14.94	8,182,296	0.13	0.30	49.40
	12/31/2003	(1)	270,172	12.74	3,441,849	0.00	0.30	27.39

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Series Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Series Fund in which the subaccounts invest. These ratios are annualized for periods less than one year.

**	These ratios represent the annualized contract expenses of the Mutual Fund Account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Series Fund are excluded.

***	These amounts represent the total return for the period indicated, including changes in the value of the underlying Series Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

25

Transamerica Financial Life Insurance Company

Separate Account B - Vanguard Variable Annuity Plan

Notes to Financial Statements

December 31, 2005

5.	Administrative, Mortality, and Expense Risk Charge

An annual charge is deducted from the unit values of the subaccounts of the Mutual Fund Account for TFLIC’s assumption of certain mortality and expense risks incurred in connection with the contract. It is assessed daily based on the net assets of the Mutual Fund Account. An annual charge of .20% is assessed.

An administrative charge of .10% annually is deducted from the unit value of the subaccounts of the Mutual Fund Account. This charge is assessed daily along with an annual maintenance fee of $25 per contract which is charged for contracts valued at less than $25,000 at the time of initial purchase and on the last business day of each year. The maintenance fee is deducted proportionately from the contract’s accumulated value. These deductions represent reimbursement to Vanguard for the costs expected to be incurred for issuing and maintaining each contract and the Mutual Fund Account.

6.	Income Taxes

Operations of the Mutual Fund Account form a part of TFLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Mutual Fund Account are accounted for separately from other operations of TFLIC for purposes of federal income taxation. The Mutual Fund Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TFLIC. Under existing federal income tax laws, the income of the Mutual Fund Account is not taxable to TFLIC, as long as earnings are credited under the variable annuity contracts.

7.	Dividend Distributions

Dividends are not declared by the Mutual Fund Account, since the increase in the value of the underlying investment in the Series Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Mutual Fund Account. Consequently, a dividend distribution by the underlying Series Funds does not change either the accumulation unit price or equity values within the Mutual Fund Account.

26

OTHER INFORMATION

ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS

(A)    FINANCIAL STATEMENTS

All required financial statements are included in Part B of this Registration Statement.12

(B) EXHIBITS
(1)	Resolution of the Board of Directors of First Providian Life and Health Insurance Company (“First Providian”) authorizing establishment of the Separate Account.[3]
(2)	Not Applicable.
(3)	Not Applicable.
(4)	(a) Form of variable annuity contract[6]
(b) Endorsements[7]
(5)	Form of enrollment form[6]
(6)	(a) Articles of Incorporation of AUSA Life Insurance Company, Inc.[4]
(b) By-Laws of AUSA Life Insurance Company, Inc.[4]
(7)	Not applicable.
(8)	(a) Participation Agreement for the Vanguard Variable Insurance Fund[6]
(b) Administration Services Agreement[5]
(9)	(a) Opinion and Consent of Counsel[1][3]
(b) Consent of Counsel[1][3]
(10)	(a) Consent of Independent Registered Public Accounting Firm[13]
(10)	(b) Opinion and Consent of Actuary[13]
(11)	No financial statements are omitted from item 23.
(12)	Not applicable.
(13)	Performance computation[2]
(14)	Powers of Attorney. (Mark W. Mullin; Robert S. Rubinstein; Brenda K. Clancy; Marc C. Abrahms; James T. Bryne, Jr.; Robert F. Colby; Colette F. Vargas; William Brown, Jr.; William L. Busler; Steven E. Frushtick; Peter G. Kunkel; Peter P. Post; Cornelis H. Verhagen; Craig D. Vermie; Frank A. Camp) Note 8. (E. Kirby Warren, Robert J. Kontz) Note 9 (Robert F. Mosher, Joe Carusone) Note 10 (James P. Larkin) Note11 (Eric Martin) Note 12

[1]	Incorporated by reference from Pre-Effective Amendment No. 1 to the Registration Statement of National Home Life Assurance Company Separate Account IV, File No. 33-36073.
[2]	Incorporated by reference from Post-Effective Amendment No. 5 to the Registration Statement of First Providian Life & Health Insurance Company Separate Account B, File No. 33-39946.
[3]	Incorporated by reference from Pre-Effective Amendment No. 1 to the Registration Statement of First Providian Life & Health Insurance Company Separate Account C, File No. 33-94204.
[4]	Incorporated by reference from Initial Registration Statement on Form N-4 of AUSA Life Insurance Company, Inc.— AUSA Endeavor Variable Annuity Account, File No. 33-83560 (as filed on September 1, 1994).
[5]	Incorporated by reference from Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 of First Providian Life & Health Insurance Company, File No. 33-39946, filed on April 30, 1998.
[6]	Incorporated by reference from Initial Registration Statement on Form N-4 of AUSA Life Insurance Company Separate Account B, File No. 333-65151 (as filed on October 1, 1998).
[7]	Incorporated by reference from Post-Effective Amendment No. 9 to the Registration Statement of AUSA Life Insurance, Inc. filed June 26, 2002, File No. 333-65151.
[8]	Incorporated herein by reference to Initial Filing to the Registration Statement (File 333-104243) Filed on April 2, 2003.
[9]	Incorporated herein by reference to Initial Filing to Form N-4 Registration Statement (File No. 333-110048) on October 29 2003.
[10]	Incorporated herein by reference to Post-Effective Amendment No. 19 to Form N-4 Registration Statement (File No. 33-83560) on October 28, 2004.
[11]	Incorporated herein by reference to Initial Filing to Form N-4 Registration Statement (File No. 333-122235) on January 24, 2005.
[12]	Incorporated herein by reference to Post-Effective Amendment No. 2 to Form N-4 Registration (File No. 333-120125) filed on December 13, 2005.
[1][3]	Filed herewith.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

OFFICERS:

Director, President and Chairman of the Board	Mark W. Mullin 4 Manhattanville Road Purchase, NY 10577

Director	Wiliam Brown Jr. B-Square Development & Mngmt. 14 Windward Ave. White Plains, NY 10605

Director	William L. Busler 3290 Sandy Beach Road Solon, IA 52333

Vice President and Counsel	Frank A. Camp 4333 Edgewood Road NE Cedar Rapids, IA 52499

Secretary and Corporate Counsel	Craig D. Vermie 4333 Edgewood Road NE Cedar Rapids, IA 52499

Director and Chief Actuary	Colette B. Vargas 4 Manhattanville Road Purchase, NY 10577

Treasurer	Eric J. Martin 4333 Edgewood Road NE Cedar Rapids, IA 52499

Director and Vice President	Peter G. Kunkel 4 Manhattanville Road Purchase, NY 10057

Director	Steven E. Frushtick 500 Fifth Avenue New York, NY 10110

Director	Joe Carusone 4 Manhattanville Rd. Purchase, NY 10577

Director	Peter P. Post 415 Madison Avenue, 2nd Floor New York, NY 10017

Director	Cor H. Verhagen 51 JFK Parkway Short Hills, NJ 07078

Director	E. Kirby Warren 605 Eagle Valley Rd P.O.Box 146 Tuxedo Park, NY 10987

Director, Vice President, Counsel and Assistant Secretary	Robert F. Colby 4 Manhattanville Rd. Purchase, NY 10577

Director	Robert F. Mosher 54 Coronado Pointe Laguna Niguel, CA 92677

Director, Vice President and Assistant Secretary	James P. Larkin 4 Manahattanville Rd. Purchase, NY 10577

Controller	Robert J. Kontz 4333 Edgewood Rd NE Cedar Rapids, IA 52499

Item 26. Persons Controlled by or under Common Control With the Depositor or Registrant.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business

Academy Alliance Holdings Inc.	Canada	100% Creditor Resources, Inc.	Holding company

Academy Alliance Insurance Inc.	Canada	100% Creditor Resources, Inc.	Insurance

Academy Insurance Group, Inc.	Delaware	100% Commonwealth General Corporation	Holding company

Academy Life Insurance Co.	Missouri	100% Academy Insurance Group, Inc.	Insurance company

ADB Corporation, L.L.C.	Delaware	100% AUSA Holding Company	Special purpose limited Liability company

AEGON Alliances, Inc.	Virginia	100% Benefit Plans, Inc.	General agent

AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor

AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Canada Inc. (“ACI”)	Canada	100% TIHI	Holding company

AEGON Capital Management, Inc.	Canada	100% AEGON Canada Inc.	Portfolio management company/investment adviser

AEGON Dealer Services Canada, Inc.	Canada	100% 1490991 Ontario Limited	Mutual fund dealership

AEGON Derivatives N.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Direct Marketing Services, Inc.	Maryland	100% Monumental Life Insurance Company	Marketing company

AEGON DMS Holding B.V.	Netherlands	100% AEGON International N.V.	Holding company

AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Co.	Marketing

AEGON Fund Management, Inc.	Canada	100% AEGON Canada Inc.	Mutual fund manager

AEGON Funding Corp.	Delaware	100% AEGON USA, Inc.	Issue debt securities-net proceeds used to make loans to affiliates

AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies

AEGON International N.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company

AEGON N.V.	Netherlands	22.72% of Vereniging AEGON Netherlands Membership Association	Holding company

AEGON Nederland N.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Nevak Holding B.V.	Netherlands	100% AEGON N.V.	Holding company

AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies

AEGON U.S. Corporation	Iowa	AEGON U.S. Holding Corporation owns 12,962 shares; AEGON USA, Inc. owns 3,238 shares	Holding company

AEGON U.S. Holding Corporation	Delaware	1046 shares of Common Stock owned by Transamerica Corp.; 225 shares of Series A Preferred Stock owned by Scottish Equitable Finance Limited	Holding company

AEGON USA Investment Management, Inc.	Iowa	100% AUSA Holding Co.	Investment advisor

AEGON USA Investment Management, LLC	Iowa	100% AEGON USA, Inc.	Investment advisor

AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company

AEGON USA Realty Advisors, Inc.	Iowa	100% AUSA Holding Co,	Administrative and investment services

AEGON USA Travel and Conference Services LLC	Iowa	100% Money Services, Inc.	Travel and conference services

AEGON USA, Inc.	Iowa	10 shares Series A Preferred Stock owned by AEGON U.S Holding Corporation; 150,000 shares of Class B Non-Voting Stock owned by AEGON U.S. Corporation; 120 shares Voting Common Stock owned by AEGON U.S Corporation	Holding company

AEGON/Transamerica Series Trust	Delaware	100% AEGON/Transamerica Fund Advisors, Inc.	Mutual fund

AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Broker-Dealer

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Fifteen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Five LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate

American Bond Services LLC	Iowa	100% Transamerica Life Insurance Company (sole member)	Limited liability company

Ammest Realty Corporation	Texas	100% Monumental Life Insurance Company	Special-purpose subsidiary

Ampac Insurance Agency, Inc. (EIN 23-2364438)	Pennsylvania	100% Academy Insurance Group, Inc.	Inactive

Ampac Insurance Agency, Inc. (EIN 23-1720755)	Pennsylvania	100% Commonwealth General Corporation	Provider of management support services

Ampac, Inc.	Texas	100% Academy Insurance Group, Inc.	Managing general agent

Apple Partners of Iowa LLC	Iowa	Members: 58.13% Monumental Life Insurance Company; 41.87% Peoples Benefit Life Insurance Company	Hold title on Trustee’s Deeds on secured property

ARC Reinsurance Corporation	Hawaii	100% Transamerica Corp,	Property & Casualty Insurance

ARV Pacific Villas, A California Limited Partnership	California	General Partners - Transamerica Affordable Housing, Inc. (0.5%); Non-Affiliate of AEGON, Jamboree Housing Corp. (0.5%). Limited Partner: TOLIC (99%)	Property

AUSA Holding Company	Maryland	100% AEGON USA, Inc.	Holding company

AUSACAN LP	Canada	General Partner - AUSA Holding Co. (1%); Limited Partner - First AUSA Life Insurance Company (99%)	Inter-company lending and general business

Bankers Financial Life Ins. Co.	Arizona	100% Voting Common Stock - First AUSA Life Insurance Co. Class B Common stock is allocated 75% of total cumulative vote. Class A Common stock is allocated 25% of total cumulative vote.	Insurance

Bay Area Community Investments I, LLC	California	70% LIICA; 30% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Bay State Community Investments I, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Bay State Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Benefit Plans, Inc.	Delaware	100% Commonwealth General Corporation	TPA for Peoples Security Life Insurance Company

BF Equity LLC	New York	100% RCC North America LLC	Real estate

Buena Sombra Insurance Agency, Inc.	Maryland	91,790 shares of common stock owned by Commonwealth General Corporation; 8,210 shares of common stock owned by Peoples Benefit Life Insurance Company	Insurance agency

BWAC Twelve, Inc.	Delaware	100% TCFCII	Holding company

BWAC Twenty-One, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Canadian Premier Holdings Ltd.	Canada	100% AEGON DMS Holding B.V.	Holding company

Canadian Premier Life Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company

Capital 200 Block Corporation	Delaware	100% Commonwealth General Corporation	Real estate holdings

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Capital General Development Corporation	Delaware	2.64 shares of common stock owned by AEGON USA, Inc.; 10 shares of common stock owned by Commonwealth General Corporation	Holding company

Capital Liberty, L.P.	Delaware	99.0% Monumental Life Insurance Company (Limited Partner); 1.0% Commonwealth General Corporation (General Partner)	Holding company

Commonwealth General Corporation (“CGC”)	Delaware	100% AEGON U.S. Corporation	Holding company

Consumer Membership Services Canada Inc.	Canada	100% Canadian Premier Holdings Ltd.	Marketing of credit card protection membership services in Canada

Cornerstone International Holdings Ltd.	UK	100% AEGON DMS Holding B.V.	Holding company

CRC Creditor Resources Canadian Dealer Network Inc.	Canada	100% Creditor Resources, Inc.	Insurance agency

Creditor Resources, Inc.	Michigan	100% AUSA Holding Co.	Credit insurance

CRI Canada Inc.	Canada	100% Creditor Resources, Inc.	Holding company

CRI Credit Group Services Inc.	Canada	100% Creditor Resources, Inc.	Holding company

Diversified Actuarial Services, Inc.	Massachusetts	100% Diversified Investment Advisors, Inc.	Employee benefit and actuarial consulting

Diversified Investment Advisors, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor

Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer

Edgewood IP, LLC	Iowa	100% TOLIC	Limited liability company

FGH Eastern Region LLC	Delaware	100% FGH USA LLC	Real estate

FGH Realty Credit LLC	Delaware	100% FGH Eastern Region LLC	Real estate

FGH USA LLC	Delaware	100% RCC North America LLC	Real estate

FGP 109th Street LLC	Delaware	100% FGH USA LLC	Real estate

FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate

FGP Burkewood, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Bush Terminal, Inc.	Delaware	100% FGH Realty Credit LLC	Real estate

FGP Colonial Plaza, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Franklin LLC.	Delaware	100% FGH USA LLC	Real estate

FGP Herald Center, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Heritage Square, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Islandia, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Merrick, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP Rockbeach, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP West 32nd Street, Inc.	Delaware	100% FGH USA LLC	Real estate

FGP West Street LLC	Delaware	100% FGH USA LLC	Real estate

FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate

Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate

Financial Planning Services, Inc.	District of Columbia	100% Ampac Insurance Agency, Inc. (EIN #27-1720755)	Special-purpose subsidiary

Financial Resources Insurance Agency of Texas	Texas	100% owned by Dan Trivers, VP & Director of Operations of Transamerica Financial Advisors, Inc., to comply with Texas insurance law	Retail sale of securities products

First FGP LLC	Delaware	100% FGH USA LLC	Real estate

Force Financial Group, Inc.	Delaware	100% Academy Insurance Group, Inc.	Special-purpose subsidiary

Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate

Garnet Assurance Corporation	Kentucky	100% Life Investors Insurance Company of America	Investments

Garnet Assurance Corporation II	Iowa	100% Monumental Life Insurance Company	Business investments

Garnet Assurance Corporation III	Iowa	100% Transamerica Occidental Life Insurance Company	Business investments

Garnet Community Investments I, LLC	Delaware	100% Life Investors Insurance Company of America	Securities

Garnet Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Securities

Garnet Community Investments III, LLC	Delaware	100% Transamerica Occidental Life Insurance Company	Business investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments IV, LLC	Delaware	100% Transamerica Occidental Life Insurance Company	Investments

Garnet Community Investments V, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VI, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VIII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet LIHTC Fund I, LLC	Delaware	100% Garnet Community Investments I, LLC	Investments

Garnet LIHTC Fund II, LLC	Delaware	100% Garnet Community Investments II, LLC	Investments

Garnet LIHTC Fund III, LLC	Delaware	100% Garnet Community Investments III, LLC	Investments

Garnet LIHTC Fund IV, LLC	Delaware	100% Garnet Community Investments IV, LLC	Investments

Garnet LIHTC Fund V, LLC	Delaware	100% Garnet Community Investments V, LLC	Investments

Garnet LIHTC Fund VI, LLC	Delaware	100% Garnet Community Investments VI, LLC	Investments

Garnet LIHTC Fund VII, LLC	Delaware	100% Garnet Community Investments VII, LLC	Investments

Garnet LIHTC Fund VIII, LLC	Delaware	100% Garnet Community Investments VIII, LLC	Investments

Gemini Investments, Inc.	Delaware	100% TLIC	Investment subsidiary

Global Preferred Re Limited	Bermuda	100% GPRE Acquisition Corp.	Reinsurance

Global Premier Reinsurance Company, Ltd.	British Virgin	100% Commonwealth General Corporation	Reinsurance company

GPRE Acquisition Corp.	Delaware	100% AEGON N.V.	Acquisition company

Great Companies, L.L.C.	Iowa	47.50% Money Services, Inc.	Markets & sells mutual funds & individually managed accounts

Home Loans and Finance Ltd.	U.K.	100% TIISI	Inactive — this entity is in the process of being liquidated

Hott Feet Development LLC	New York	100% Transamerica Occidental Life Insurance Company	Broadway production

In the Pocket LLC	New York	100% Transamerica Occidental Life Insurance Company	Broadway production

Innergy Lending, LLC	Delaware	50% World Financial Group, Inc.; 50% ComUnity Lending, Inc.(non-AEGON entity)	Lending

InterSecurities, Inc.	Delaware	100% AUSA Holding Co.	Broker-Dealer

Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Co.	Leases business equipment

Iowa Fidelity Life Insurance Co.	Arizona	Ordinary common stock is allowed 60% of total cumulative vote. Participating common stock is allowed 40% of total cumulative vote. First AUSA Life Insurance Co.	Insurance

JMH Operating Company, Inc.	Mississippi	100% People’s Benefit Life Insurance Company	Real estate holdings

Legacy General Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company

Life Investors Alliance, LLC	Delaware	100% LIICA	Purchase, own, and hold the equity interest of other entities

Life Investors Insurance Company of America	Iowa	504,032 shares Common Stock owned by AEGON USA, Inc.; 504,033 shares Series A Preferred Stock owned by AEGON USA, Inc.	Insurance

Massachusetts Fidelity Trust Co.	Iowa	100% AUSA Holding Co.	Trust company

Money Concepts (Canada) Limited	Canada	100% National Financial Corporation	Financial services, marketing and distribution

Money Services, Inc.	Delaware	100% AUSA Holding Co.	Provides financial counseling for employees and agents of affiliated companies

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Monumental General Administrators, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Provides management srvcs. to unaffiliated third party administrator

Monumental General Insurance Group, Inc.	Maryland	100% AUSA Holding Co.	Holding company

Monumental Life Insurance Company	Maryland	73.23% Capital General Development Company; 26.77% First AUSA Life Insurance Company	Insurance Company

National Association Management and Consultant Services, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides actuarial consulting services

National Financial Corporation	Canada	100% AEGON Canada, Inc.	Holding company

National Financial Insurance Agency, Inc.	Canada	100% 1488207 Ontario Limited	Insurance agency

NEF Investment Company	Calfornia	100% TOLIC	Real estate development

New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity

Peoples Benefit Life Insurance Company	Iowa	76.3% Monumental Life Insurance Company; 20% Capital Liberty, L.P.; 3.7% CGC	Insurance Company

Peoples Benefit Services, Inc.	Pennsylvania	100% Veterans Life Insurance Company	Special-purpose subsidiary

Premier Solutions Group, Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance

Primus Guaranty, Ltd.	Bermuda	Partners are: Transamerica Life Insurance Company (13.1%) and non-affiliates of AEGON: XL Capital, Ltd. (34.7%); CalPERS/PCG Corporate Partners Fund, LLC (13.0%); Radian Group (11.1%).	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.

Prisma Holdings, Inc. I	Delaware	100% AUSA Holding Co.	Holding company

Prisma Holdings, Inc. II	Delaware	100% AUSA Holding Co.	Holding company

Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corp.	Property & Casualty Insurance

Quantitative Data Solutions, LLC	Delaware	100% owned by TOLIC	Special purpose corporation

Quest Membership Services, Inc.	Delaware	100% Commonwealth General Corporation	Travel discount plan

RCC North America LLC	Delaware	100% AEGON USA, Inc.	Real estate

RCC Properties Limited Partnership	Iowa	AEGON USA Realty Advisors, Inc. is General Partner and 5% owner; all limited partners are RCC entities within the RCC group	Limited Partnership

Real Estate Alternatives Portfolio 1 LLC	Delaware	Members: 38.356% Transamerica Life Insurance Co.; 34.247% TOLIC; 18.356% LIICA; 6.301% Monumental Life Insurance Co.; 2.74% Transamerica Financial Life Insurance Co.	Real estate alternatives investment

Real Estate Alternatives Portfolio 2 LLC	Delaware	Members: 59.5% Transamerica Life Insurance Co.; 30.75% TOLIC; 22.25%; Transamerica Financial Life Insurance Co.; 2.25% Stonebridge Life Insurance Co.	Real estate alternatives investment

Real Estate Alternatives Portfolio 3 LLC	Delaware	Members: 30.4% Transamerica Life Insurance Co.; 23% TOLIC; 1% Stonebridge Life Insurance Co.; 11% LIICA; 14% PBLIC; 5% MLIC	Real estate alternatives investment

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	33.4% owned by Life Investors Insurance Company of America; 32% owned by Peoples Benefit Life Insurance Company; 10% owned by Transamerica Occidental Life Insurance Company; 9.4% owned by Monumental Life Insurance Company; 9.4% owned by Transamerica Financial Life Insurance Company; 1% owned by Stonebridge Life Insurance Company	Real estate alternatives investment

Realty Information Systems, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Information Systems for real estate investment management

Retirement Project Oakmont	CA	General Partners: Trransamerica Products, Inc.; TOLIC; Transameirca Oakmont Retirement Associates, a CA limited partnership. Co-General Partners of Transamerica Oakmont Retirement Associates are Transamerica Oakmont Corp. and Transamerica Products I (Administrative General Partner).	Senior living apartment complex

River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company

Second FGP LLC	Delaware	100% FGH USA LLC	Real estate

Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate

Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Holding company

South Glen Apartments, LLC	Iowa	100% Transamerica Affordable Housing, Inc.	Limited liability company

Southwest Equity Life Ins. Co.	Arizona	100% of Common Voting Stock AEGON USA, Inc.	Insurance

Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan

Stonebridge Casualty Insurance Company	Ohio	197,920 shares of Common Stock owned by AEGON U.S. Corporation; 302,725 shares of Common Stock owned by AEGON USA, Inc.	Insurance company

Stonebridge Group, Inc.	Delaware	100% Commonwealth General Corporation	General purpose corporation

Stonebridge International Insurance Ltd.	UK	100% Cornerstone International Holdings Ltd.	General insurance company

Stonebridge International Marketing Ltd.	UK	100% Cornerstone International Holdings Ltd.	Marketing

Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company

Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

TA Air XI, Corp.	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation

TAH-MCD IV, LLC	Iowa	100% Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership

TBC III, Inc.	Delaware	100% TFCFC Asset Holdings, Inc.	Special purpose corporation

TBK Insurance Agency of Ohio, Inc.	Ohio	500 shares non-voting common stock owned by Transamerica Financial Advisors, Inc.; 1 share voting common stock owned by James Krost	Variable insurance contract sales in state of Ohio

TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property

TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
TCFC Employment, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Used for payroll for employees at TFC

TFC Properties, Inc.	Delaware	100% Transamerica Corporation	Holding company

The AEGON Trust Advisory Board: Donald J. Shepard, Joseph B.M. Streppel, Alexander R. Wynaendts, and Craig D. Vermie	Delaware		Voting Trust

The Gilwell Company	California	100% Transamerica Corporation	Ground lessee of 517 Washington Street, San Francisco

The Insurance Agency for the American Working Family, Inc.	Maryland	100% Veterans Life Insurance Company	Insurance

The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate

TIHI Mexico, S. de R.L. de C.V.	Mexico	95% TIHI; 5% TOLIC	To render and receive all kind of administrative, accountant, mercantile and financial counsel and assistance to and from any other Mexican or foreign corporation, whether or not this company is a shareholder of them

Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company

Transamerica Affordable Housing, Inc.	California	100% TRS	General partner LHTC Partnership

Transamerica Annuity Service Corporation	New Mexico	100% TSC	Performs services required for structured settlements

Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation

Transamerica Business Technologies Corporation.	Delaware	100% Transamerica Corp.	Telecommunications and data processing

Transamerica Capital, Inc.	California	100% AUSA Holding Co.	Broker/Dealer

Transamerica CBO I, Inc.	Delaware	100% Transamerica Corp.	Owns and manages a pool of high-yield bonds

Transamerica China Investments Holdings Limited	Hong Kong	99% TOLIC	Holding company

Transamerica Commercial Finance Corporation, I	Delaware	100% TFC	Holding company

Transamerica Consultora Y Servicios Limitada	Chile	95% TOLIC; 5% Transamerica International Holdings, Inc.	Special purpose limited liability corporation

Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company

Transamerica Corporation	Delaware	The AEGON Trust owns 350 shares; AEGON U.S. Holding Corp. owns 10 shares	Major interest in insurance and finance

Transamerica Corporation (Oregon)	Oregon	100% Transamerica Corp.	Holding company

Transamerica Direct Marketing Asia Pacific Pty Ltd.	Australia	100% AEGON DMS Holding B.V.	Holding company

Transamerica Direct Marketing Australia Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Marketing/operations company

Transamerica Direct Marketing Japan K.K.	Japan	100% AEGON DMS Holding B.V.	Marketing company

Transamerica Direct Marketing Korea Ltd.	Korea	99% AEGON DMS Holding B.V.: 1% AEGON International N.V.	Marketing company

Transamerica Direct Marketing Taiwan, Ltd.	Taiwan	100% AEGON DMS Holding B.V.	Authorized business: Enterprise management consultancy, credit investigation services, to engage in business not prohibited or restricted under any law of R.O.C., except business requiring special permission of government

Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance

Transamerica Finance Corporation (“TFC”)	Delaware	100% Transamerica Corp.	Commercial & Consumer Lending & equipment leasing

Transamerica Financial Advisors, Inc.	Delaware	100% TSC	Broker/dealer

Transamerica Financial Institutions, Inc.	Minnesota	100% AEGON Financial Services Group, Inc.	Inactive

Transamerica Financial Life Insurance Company	New York	87.40% AEGON USA, Inc.; 12.60% TOLIC	Insurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Financial Resources Ins. Agency of Alabama, Inc.	Alabama	100% Transamerica Financial Advisors, Inc.	Insurance agent & broker

Transamerica Financial Resources Ins. Agency of Nevada, Inc.	Nevada	100% Transamerica Financial Advisors, Inc.	Insurance agent & broker

Transamerica Fund Advisors, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 77%; AUSA Holding Co. owns 23%	Fund advisor

Transamerica Fund Services, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 44%; AUSA Holding Company owns 56%	Mutual fund

Transamerica Funding LP	U.K.	98% Transamerica Leasing Holdings, Inc.; 1% Transamerica Distribution Services, Inc.; 1% BWAC Twenty One, Inc.	Intermodal leasing

Transamerica Holding B.V.	Netherlands	100% AEGON International N.V.	Holding company

Transamerica Home Loan	California	100% Transamerica Finance Corporation	Consumer mortgages

Transamerica IDEX Mutual Funds	Delaware	100% AEGON/Transamerica Fund Advisers, Inc.	Mutual fund

Transamerica Income Shares, Inc.	Maryland	100% AEGON/Transamerica Fund Advisers, Inc.	Mutual fund

Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary

Transamerica International Direct Marketing Group, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Marketing arm for sale of mass marketed insurance coverage

Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, Inc.	Investments

Transamerica International Insurance Services, Inc. (“TIISI”)	Delaware	100% TSC	Holding & administering foreign operations

Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, Inc.	Reinsurance

Transamerica Investment Management, LLC	Delaware	80% Transamerica Investment Services, Inc. as Original Member; 20% owned by Professional Members (employees of Transamerica Investment Services, Inc.)	Investment advisor

Transamerica Investment Services, Inc. (“TISI”)	Delaware	100% Transamerica Corp.	Holding company

Transamerica Investors, Inc.	Maryland	Maintains advisor status	Advisor

Transamerica Leasing Holdings, Inc.	Delaware	100% Transamerica Finance Corporation	Holding company

Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Occidental Life Insurance Company	Long-term life insurer in Bermuda — will primarily write fixed universal life and term insurance

Transamerica Life Canada	Canada	AEGON Canada Inc. owns 9,600,000 shares of common stock; AEGON International N.V. owns 3,568,941 shares of common stock and 184,000 shares of Series IV Preferred stock.	Life insurance company

Transamerica Life Insurance Company	Iowa	316,955 shares Common Stock owned by Transamerica Occidental Life Insurance Company; 42,500 shares Series A Preferred Stock & 87,755 shares Series B Preferred Stock owned by AEGON USA, Inc.	Insurance

Transamerica Marketing E Correctora De Seguros Brazil	Brazil	749,000 quotes shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International N.V.	Brokerage company

Transamerica Mezzanine Financing Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Minerals Company	California	100% TRS	Owner and lessor of oil and gas properties

Transamerica Oakmont Corporation	California	100% Transamerica Products, Inc.	General partner retirement properties

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Oakmont Retirement Associates	California	Co-General Partners are Transamerica Oakmont Corporation and Transamerica Products I (Administrative General Partner)	Senior living apartments

Transamerica Occidental Life Insurance Company (“TOLIC”)	Iowa	100% TSC	Life Insurance

Transamerica Occidental’s Separate Account Fund C	California	100% TOLIC	Mutual fund

Transamerica Pacific Insurance Company, Ltd.	Hawaii	100% Transamerica Corp.	Life insurance

Transamerica Products, Inc. (“TPI”)	California	100% TSC	Holding company

Transamerica Pyramid Properties LLC	Iowa	100% TOLIC	Realty limited liability company

Transamerica Realty Investment Properties LLC	Delaware	100% TOLIC	Realty limited liability company

Transamerica Realty Services, LLC (“TRS”)	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate investments

Transamerica Retirement Communities S.F., Inc.	Delaware	100% TFC Properties, Inc.	Owned property

Transamerica Retirement Communities S.J., Inc.	Delaware	100% TFC Properties, Inc.	Owned property

Transamerica Securities Sales Corp.	Maryland	100% TSC	Life insurance sales

Transamerica Service Company (“TSC”)	Delaware	100% TIHI	Holding company

Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Trailer Leasing AG	Switzerland	100% Transamerica Leasing Holdings, Inc.	Leasing

Transamerica Trailer Leasing Sp. Z.O.O.	Poland	100% Transamerica Leasing Holdings, Inc.	Leasing

Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing

Unicom Administrative Services, GmbH	Germany	100% Unicom Administrative Services, Inc.	This entity is in the process of being liquidated

Unicom Administrative Services, Inc.	Pennsylvania	100% Academy Insurance Group, Inc.	Provider of admin. services

United Financial Services, Inc.	Maryland	100% AEGON USA, Inc.	General agency

Universal Benefits Corporation	Iowa	100% AUSA Holding Co.	Third party administrator

USA Administration Services, Inc.	Kansas	100% TOLIC	Third party administrator

Valley Forge Associates, Inc.	Pennsylvania	100% Ampac Insurance Agency, Inc. (EIN #27-1720755)	Furniture & equipment lessor

Veterans Insurance Services, Inc.	Delaware	100% Ampac Insurance Agency, Inc. (EIN #27-1720755)	Special-purpose subsidiary

Veterans Life Insurance Company	Illinois	100% AEGON USA, Inc.	Insurance company

Westcap Investors, LLC	Delaware	100% Transamerica Investment Management, LLC	Inactive

Western Reserve Life Assurance Co. of Ohio	Ohio	100% AEGON USA, Inc.	Insurance

WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China

WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency

WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing

WFG Property & Casualty Insurance Agency of Alabama, Inc.	Alabama	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency

WFG Property & Casualty Insurance Agency of California, Inc.	California	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency

WFG Property & Casualty Insurance Agency of Mississippi, Inc.	Mississippi	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency

WFG Property & Casualty Insurance Agency of Nevada, Inc.	Nevada	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency

WFG Property & Casualty Insurance Agency, Inc.	Georgia	100% World Financial Group Insurance Agency, Inc.	Insurance agency

WFG Securities of Canada, Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
World Financial Group Holding Company of Canada Inc.	Canada	100% TIHI	Holding company

World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency

World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency

World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company

World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing

World Group Securities, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Broker-dealer

WRL Insurance Agency of Wyoming, Inc.	Wyoming	100% WRL Insurance Agency, Inc.	Insurance agency

WRL Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency

Zahorik Company, Inc.	California	100% AUSA Holding Co.	Broker-Dealer

Zahorik Texas, Inc.	Texas	100% Zahorik Company, Inc.	Insurance agency

ZCI, Inc.	Alabama	100% Zahorik Company, Inc.	Insurance agency

ITEM 27.    NUMBER OF CONTRACT OWNERS

As of February 28, 2006 there were 4,890 contract owners.

ITEM 28.    INDEMNIFICATION

The New York Code (Section 721 et seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies procedures for determining when indemnification payments can be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, officers, and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that, in the opinion of the securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer, or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 29.    PRINCIPAL UNDERWRITERS

(a) None.

(b) Not Applicable.

ITEM 30.    LOCATION OF ACCOUNTS AND RECORDS

The books, accounts and other documents required by Section 31(a) under the Investment Company Act and the rules promulgated thereunder will be maintained by Manager Regulatory Filing Unit, Transamerican Financial Life Insurance Company, at 4333 Edgewood Rd NE, Cedar Rapids, IA 52499, and The Vanguard Group, Inc., Valley Forge, Pennsylvania.

ITEM 31.    MANAGEMENT SERVICES

All management contracts are discussed in Part A or Part B.

ITEM 32.    UNDERTAKINGS

(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as Premiums under the Policy may be accepted.

(b) Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or (ii) a space in the Policy application that an applicant can check to request a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Transamerica Financial Life Insurance Company, at the address or phone number listed in the Prospectus.

(d) Transamerica Financial Life Insurance Company hereby represents that the fees and charges deducted under the policies described in this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica Financial Life Insurance Company.

SECTION 403(B) REPRESENTATIONS

Transamerica Financial Life Insurance Company represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, as amended, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that this Amendment to the Registration Statement meets the requirements for effectiveness pursuant to paragraph (b) of Rule 485 and has caused this Registration Statement to be signed on its behalf, by the undersigned in the City of Cedar Rapids, State of Iowa on the 25th day of April, 2006.

TFLIC SEPARATE ACCOUNT B

TRANSAMERICA FINANCIAL LIFE
INSURANCE COMPANY
(DEPOSITOR)

By:	/s/ Frank A. Camp
Frank A. Camp
Vice President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

* Mark W. Mullin	Chairman of the Board President and Director	, 2006

* Joe Carusone	Director	, 2006

* Eric J. Martin	Treasurer	, 2006

* E. Kirby Warren	Director	, 2006

* Robert F. Mosher	Director	, 2006

* Robert F. Colby	Director	, 2006

* Colette F. Vargas	Director	, 2006

* William Brown, Jr.	Director	, 2006

* William L. Busler	Director	, 2006

* Steven E. Frushtick	Director	, 2006

* Peter G. Kunkel	Director	, 2006

* Peter P. Post	Director	, 2006

* Cornelis H. Verhagen	Director	, 2006

* James P. Larkin	Director	, 2006

* Robert J. Kontz	Controller	, 2006

* Craig D. Vermie	Secretary and Corporate Counsel	, 2006

/s/ Frank A. Camp *By: Frank A. Camp	Attorney -in-Fact pursuant to powers of attorney filed previously and herewith, and in his own capacity as Frank A. Camp	April 25, 2006

Registration No.

333 - 65151

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

EXHIBITS

TO

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

FOR

TFLIC SEPARATE ACCOUNT B

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Page No.*
(9)(a)	Opinion and Consent of Counsel

(9)(b)	Consent of Counsel

(10)(a)	Consent of Independent Registered Public Accounting Firm

(10)(b)	Opinion and Consent of Actuary

*	Page numbers included only in manually executed original.